As filed with the Securities and Exchange Commission on July 14, 2006
================================================================================
                                                   1933 Act File No.
                                                   1940 Act File No. 811-21876


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2


(Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.

and

[ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] Amendment No. 4


                First Trust Tax-Advantaged Preferred Income Fund
          Exact Name of Registrant as Specified in Declaration of Trust

             1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 241-4141
               Registrant's Telephone Number, including Area Code

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532

  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

           Eric F. Fess, Esq.                   Stephen T. Adams
           Chapman and Cutler LLP               Goodwin Procter LLP
           111 West Monroe Street               Exchange Place
           Chicago, Illinois 60603              Boston, Massachusetts 02109

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

-------------------

         If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box)

                  [ ] when declared effective pursuant to section 8(c)

-------------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================

  Title of                        Proposed         Proposed
  Securities        Amount         Maximum          Maximum         Amount of
    Being           Being      Offering Price      Aggregate      Registration
  Registered      Registered      Per Unit     Offering Price(1)       Fee
---------------- ------------ ---------------- ----------------- --------------
Auction Preferred
Shares $0.01 par
value             40 Shares       $25,000          $1,000,000      $107.00(2)
---------------- -----------  ---------------- -----------------  --------------

     (1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee.

     (2) Transmitted prior to this filing to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania.


         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such dates as the commission, acting pursuant to said section 8(a), may determine.

                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED JULY 14, 2006

PROSPECTUS

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                  [ ] SHARES, SERIES M AUCTION PREFERRED SHARES
                    LIQUIDATION PREFERENCE, $25,000 PER SHARE

         Offering. First Trust Tax-Advantaged Preferred Income Fund, or we, us or the Fund, a recently organized, diversified, closed-end management investment company, is offering ____ Series M auction preferred shares. These shares are referred to in this Prospectus as "Preferred Shares."

         Investment Objectives. The Fund's primary investment objective is to seek current income. The Fund seeks capital preservation as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

         Investment Strategy. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred securities that the Sub-Adviser (as defined below) believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. This treatment consists of dividends from the Fund which are characterized as "qualified dividend income" to individuals and, with respect to a majority of such dividends, are eligible for the "dividends received deduction," which is available to corporate shareholders. Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. There can be no assurance that we will achieve our investment objectives.

         Investment Adviser and Sub-Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") is the Fund's investment adviser and is responsible for selecting and supervising the Sub-Adviser (as defined below), the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Stonebridge Advisors, LLC ("Stonebridge" or the "Sub-Adviser"), an affiliate of First Trust Advisors, is the Fund's Sub-Adviser.

         INVESTING IN OUR PREFERRED SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE __. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.

                                              PER SHARE      TOTAL(1)
Public Offering Price.............            $ 25,000          $
Sales Load (1)....................            $                 $
Proceeds to the Fund..............            $                 $
_________________________
(1) Sales commissions resulting from the issuance of the Preferred Shares will be borne by the Fund. Other offering costs paid by the Fund, estimated to be $_________, are not included in this amount.

         The Preferred Shares will be delivered in book-entry form through the facilities of The Depository Trust Company, on or about _________________, 2006.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               RBC CAPITAL MARKETS

                             _________________, 2006


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THE PREFERRED SHARES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE PROSPECTUS IS NOT AN OFFER TO SELL THE PREFERRED SHARES AND IS NOT A SOLICITATION OF AN OFFER TO BUY THE PREFERRED SHARES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Front Cover


         Distributions and Other Information. Investors in Preferred Shares will be entitled to receive cash distributions at an annual rate that may vary for the successive rate periods for the Preferred Shares. The distribution rate for the initial rate period will be [____]%. The initial distributions will be paid on [______, 2006], and the initial rate period will be seven days from the date of issuance of the Preferred Shares, which is [______, 2006]. For subsequent rate periods, the Preferred Shares will pay distributions based on a rate set at auctions. These auctions will usually be held every seven days. Preferred Shares have a liquidation preference of $25,000 per Share, plus any accumulated, unpaid distributions. Preferred Shares also have priority over the Fund's common shares (the "Common Shares") as to distribution of assets as described in this Prospectus. See "Description of Preferred Shares."

         After the initial rate period described in this Prospectus, investors may buy or sell Preferred Shares through an order placed at auction with or through a broker-dealer in accordance with the procedures specified in this Prospectus.

         You should review carefully the detailed information regarding the auction procedures which appears in this Prospectus and our Statement of Additional Information ("SAI") and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell Preferred Shares based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and
(iii) ownership of Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company ("DTC") (or any successor securities depository). The Preferred Shares are redeemable, in whole or in part, at our option on the second business day prior to any date distributions are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid distributions to the date of redemption. See "Description of Preferred Shares--Redemption."

         You should read this Prospectus, which contains important information about us, before deciding whether to invest in our Preferred Shares, and retain it for future reference. Our SAI, dated _________________, 2006, containing additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 4 of this Prospectus, reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling
(800) 988-5891; by writing to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532; or from the Fund's website (http://www.ftportfolios.com). You may also call the toll-free number above to request other information about the Fund or to make shareholder inquiries. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (http://www.sec.gov).

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         The Preferred Shares will be senior to our outstanding Common Shares.
The Preferred Shares will not be listed on an exchange. Our Common Shares are traded on the American Stock Exchange ("AMEX") under the symbol "FPI." It is a condition of closing this offering that the Preferred Shares at the time of closing carry ratings of AAA from Fitch Ratings, Inc., or Fitch, and of Aaa from Moody's Investors Service, Inc., or Moody's.

         OUR PREFERRED SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

                                TABLE OF CONTENTS

Prospectus Summary.........................................................5
Financial Highlights......................................................31
The Fund..................................................................33
Use of Proceeds...........................................................34
Capitalization............................................................34
Risk Factors..............................................................35
The Fund's Investments....................................................51
Description of Preferred Shares...........................................59
The Auction...............................................................68
Description of Borrowings.................................................77
Description of Common Shares..............................................79
Management of The Fund....................................................79
Certain Provisions in the Declaration of Trust............................83
Repurchase of Fund Shares.................................................84
Federal Tax Matters.......................................................84
Underwriting..............................................................90
Administrator, Custodian and Transfer Agent...............................91
Legal Opinions............................................................92
Table of Contents of the Statement of Additional Information..............93


         You should rely only on the information contained in or incorporated by reference into this Prospectus. We have not, and the underwriter has not, authorized anyone to provide you with different information. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this Prospectus is accurate as of any date other than the date on the cover page of this Prospectus. If a material change occurs in our business, financial condition, results of operations or prospects during the period when a prospectus is required to be delivered when effecting transactions in our Preferred Shares, we will be required under the federal securities laws to amend our Prospectus to reflect such change and an updated Prospectus will be delivered by those persons required to deliver a Prospectus.

                               PROSPECTUS SUMMARY

         This Summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI, especially the information set forth in "Risk Factors."

The Fund First Trust Tax-Advantaged Preferred Income Fund is a recently organized, diversified, closed end management investment company that commenced operations in June, 2006. Our Common Shares are traded on the AMEX under the symbol "FPI."

The Offering                        We are offering our preferred shares, par
                                    value $.01 per share, which have been
                                    designated Series M Auction Preferred
                                    Shares, with a purchase price of $25,000 per share. The preferred shares offered hereby are called "Preferred Shares" in the rest of this Prospectus. The Preferred Shares are offered through RBC Dain Rauscher Inc. (the
                                    "Underwriter"). See "Underwriting."

                                    Issuance of the Preferred Shares represents leverage financing of the Fund. The Preferred Shares entitle their holders to receive cash distributions at an annual rate that may vary for the successive rate periods for the Preferred Shares. In general, except as described under "--Distributions and Rate Periods" below and "Description of Preferred Shares -- Distributions and Rate Periods," the rate period for the Preferred Shares will be seven days. The auction agent ("Auction Agent") will determine the distribution rate for a particular rate period based on an auction conducted on the business day next preceding the first day of that rate period. See "The Auction."

                                    The Preferred Shares will not be listed on an exchange. Instead, investors may buy or sell Preferred Shares in an auction by submitting orders to Broker-Dealers (as defined herein) that have entered into an agreement with the Auction Agent ("Broker-Dealers") or to a broker-dealer that has entered into an agreement with a Broker-Dealer.

                                    Investors in Preferred Shares will not
                                    receive certificates representing ownership of their shares. DTC or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of Preferred

                                    Shares in book-entry form. An investor's
                                    Broker-Dealer, in turn, will maintain
                                    records of that investor's beneficial
                                    ownership of Preferred Shares.

Investment Objectives               The Fund's primary investment objective is
                                    to seek current income. The Fund seeks
                                    capital preservation as a secondary
                                    objective. There can be no assurance that the Fund's investment objectives will be achieved.

Investment Strategy and
Use of Proceeds                     Under normal market conditions, the Fund
                                    will seek to achieve its investment
                                    objectives by investing at least 80% of its Managed Assets (as defined herein) in preferred securities that the Sub-Adviser believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund and are issued or guaranteed by the following U.S. and/or
                                    Canadian entities and their affiliates:
                                    community banks and other financial
                                    institutions with assets in excess of $50 million, financial services companies, structured finance entities, insurance companies, registered investment companies, telecommunication companies, utilities and other energy-related entities, and federal government agencies (the "Governmental
                                    Agencies"), as well as tax-advantaged,
                                    current-income producing preferred
                                    securities issued or guaranteed by certain qualified foreign issuers (including
                                    American Depositary Receipts ("ADRs")). The
                                    Fund's Managed Assets will be primarily
                                    invested in securities issued by companies in the financial services sector and will be concentrated in the banking industry.

                                    The Fund may invest up to 50% of its Managed
                                    Assets in below-investment grade securities.
                                    Below-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc. ("Moody's"), below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Adviser. However, no more than 40% of the Fund's Managed Assets may be invested in unrated securities determined by the Sub-Adviser to be below-investment grade. The below-investment grade securities purchased by the Fund will be rated, at the time of investment, at least "B-" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. Below-investment grade securities are considered speculative with respect to an issuer's capacity to pay interest, distributions or principal according to stated terms. However, securities that, at the time of investment, are rated below-investment grade quality by one NRSRO and investment grade quality by another NRSRO, will be deemed investment grade securities. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade.

                                    In addition to its investment in preferred securities, the Fund may also invest up to 10% of its Managed Assets in other types of equity securities, all or a portion of which may be foreign equity securities. The other types of equity securities in which the Fund may invest include common stocks, equity units and convertible securities. Such securities may include common stocks of real estate investment trusts ("REITs") and utilities that either are required to, or customarily distribute a large percentage of their current earnings as dividends.

                                    The Fund may also invest up to 10% of its Managed Assets in registered investment companies, but will not invest in registered investment companies advised by the Adviser or the Sub-Adviser.

                                    The Fund may invest (including by way of short sale) up to 20% of its Managed Assets in the following types of securities regardless of issuer: (i) fixed, floating-rate, and indexed debt securities, including, without limitation, medium term notes and structured finance obligations,
                                    (ii) credit-linked notes ("Credit Linked
                                    Notes") and other credit-linked securities,
                                    (iii) synthetic and non-synthetic
                                    collateralized debt obligations ("CDOs"), and (iv) interest-only or principal-only securities and/or securities which have been stripped of their coupons ("strips"). The notional amount of any Strategic Transactions (hereafter defined) shall not be included in the calculation of this 20% limitation. Dividends paid by the Fund with respect to these investments will generally not result in tax-advantaged income.

                                    Percentage limitations described in this
                                    Prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio.

                                    The Fund's investment objectives are
                                    considered fundamental and may not be
                                    changed without the approval of the holders of its Common Shares (the "Common Shareholders"). The remainder of the Fund's investment policies (other than its investment restrictions which are described in the SAI), including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days' prior notice of any change in the Fund's investment strategy adopted by the Board of Trustees. There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments" and "Risk Factors" in this Prospectus and "Investment Policies and Techniques" and "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

Ratings of Preferred Shares         The Preferred Shares will carry a rating of
                                    Aaa from Moody's and AAA from Fitch at the time of closing. There can be no assurance that the Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at all times in the future. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on information furnished to Moody's and Fitch by us, our Adviser and the Sub-Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn at the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See
                                    "Description of Preferred Shares--Rating
                                    Agency Guidelines and Asset Coverage."

Investment Adviser and
Sub-Adviser                         First Trust Advisors L.P. is the Fund's
                                    investment adviser and is responsible for supervising the Fund's Sub-Adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation.

                                    First Trust Advisors, a registered
                                    investment adviser, is an Illinois limited partnership formed in 1991. It serves as investment adviser or portfolio supervisor to investment portfolios with approximately $[ ] billion in assets which it managed or supervised as of June 30, 2006. See the SAI under "Adviser."

                                    Stonebridge Advisors, LLC, an affiliate of First Trust Advisors, is a registered investment adviser and managed or supervised approximately $[ ] million of assets as of June 30, 2006. Stonebridge, formed in December 2004, is a Delaware limited liability company with principal offices located at 187 Danbury Road, Wilton, Connecticut. See the SAI under "Sub-Adviser."

Strategic Transactions              The Fund may, but is not required to, use
                                    various strategic transactions to seek to
                                    (1) reduce interest rate risks arising from any use of financial leverage, (2)
                                    facilitate portfolio management, (3)
                                    mitigate risks, including interest rate, currency and credit risks, and/or (4) earn income. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, currencies, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions and credit derivative instruments, credit default swaps, credit linked notes or other structured notes. The
                                    Fund also may purchase derivative
                                    instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions."
                                    The Fund will generally seek to use these instruments and transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities.

Administrator, Custodian and
Transfer Agent The Fund has retained PFPC Trust Company as custodian, and PFPC Inc. as administrator, fund accountant and transfer agent for the Fund. The Adviser and the Board of Trustees are responsible for monitoring the activities of the custodian, administrator, fund accountant and transfer agent. See "Administrator, Custodian and Transfer Agent."

Auction Agent                       [_________] will serve as our auction agent.

Principal Risks                     Auction Risk.  If an auction fails you may
                                    not be able to sell some or all of your
                                    Preferred Shares. Neither the
                                    Broker-Dealers, as defined in the Statement
                                    Establishing and Fixing the Rights and
                                    Preferences of Series M Auction Preferred
                                    Shares (the "Statement of Terms"), nor we are obligated to purchase Preferred Shares in an auction or otherwise, nor are we required to redeem Preferred Shares in the event of a failed auction.

                                    Secondary Market Risk. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for your purchase price plus accumulated and unpaid distributions, especially when market interest rates are rising. If we designate a special rate period, changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer your shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer. Broker-Dealers are not required to maintain a market for Preferred Shares.

                                    Ratings and Asset Coverage Risk. A rating agency could downgrade or withdraw its rating of the Preferred Shares, which could affect their liquidity and their value in a secondary market. The value of our investment portfolio may decline, reducing the asset coverage for the Preferred Shares. We may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares.

                                    Leverage Risk. Our leveraged capital
                                    structure creates special risks not
                                    associated with unleveraged funds having similar investment objectives and policies. For example, if short term interest rates rise, distribution rates on the Preferred Shares set at auction may rise so that the amount of distributions to be paid to holders of Preferred Shares ("Preferred Shareholders") exceeds the income from our investment portfolio.

                                    If the value of our investment portfolio declines, our asset coverage for the Preferred Shares will decline.

                                    In addition to the risks described above, certain risks of investing affect your investment and may limit our ability to pay Preferred Share distributions, reduce the value of our investment portfolio, impair our ability to meet our asset coverage requirements on the Preferred Shares or make your investment in Preferred Shares more volatile. These risks include:

                                    Limited Operating History. We are a recently organized company that commenced operations in June 2006.

                                    Investment and Market Risk. An investment in
                                    Preferred Shares is subject to investment risk, including the possible loss of the entire amount invested.

                                    Management Risk. The Fund is subject to
                                    management risk because it has an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                    Dependence on Key Personnel. The Sub-Adviser is dependent upon the experience and expertise of Mr. Scott Fleming and Mr. Robert De Rochie in providing advisory services with respect to the Fund's investments. If the Sub-Adviser were to lose the services of Mr. Fleming or Mr. De Rochie, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Fleming or Mr. De Rochie in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Adviser.

                                    Loss of "Qualified Dividend Income" Status.
                                    Without further legislation, the tax
                                    advantage associated with "qualified
                                    dividend income" is set to expire for tax years beginning January 1, 2011. The loss of such tax advantage would reduce the after-tax yield of any income from the Fund's investments that would otherwise constitute "qualified dividend income," thereby reducing the overall level of tax-advantaged current income available to individual and other non-corporate holders of Preferred Shares.

                                    Financial Services Sector Risk. The Fund's
                                    Managed Assets will be primarily invested in securities issued by companies in the financial services sector, which includes banks and thrifts, financial services and insurance companies and investment firms. In addition, within the financial services sector, the Fund's investments will be concentrated in the banking industry. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although previously-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

                                    Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the previously-enacted financial services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data. Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

                                    Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

                                    Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments.
                                    Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                                    Below-Investment Grade Securities Risk. The
                                    Fund may invest up to 50% of its Managed
                                    Assets in below-investment grade securities.
                                    Below-investment grade securities are rated below "Baa3" by Moody's, below "BBB-" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality by the Sub-Adviser. However, no more than 40% of the Fund's Managed Assets may be invested in unrated securities determined by the Sub-Adviser to be below-investment grade. Below-investment grade securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks:

                                      o   increased price sensitivity to
                                          changing interest rates and to a
                                          deteriorating economic environment;

                                      o   greater risk of loss due to default or
                                          declining credit quality;

                                      o   adverse company specific events are
                                          more likely to render the issuer
                                          unable to make interest and/or
                                          principal payments; and

                                      o   a negative perception of the
                                          high-yield market may depress the
                                          price and liquidity of high-yield
                                          securities.

                                    Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                                    The secondary market for below-investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below-investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below-investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

                                    Smaller Issuer Risk. The Fund may invest in securities issued by smaller financial institutions and insurance companies that may present greater opportunities for income, and may also involve greater investment risk than larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

                                    Privately-Issued Securities Risk. In
                                    addition to being subject to the risks
                                    applicable to restricted and/or illiquid securities, as described below, privately-issued securities are also subject to the following risks:

                                      o   Availability Risk. The Fund's ability
                                          to make investments in
                                          privately-issued securities is
                                          dependent upon the availability of a
                                          sufficient supply of such securities
                                          that meets the investment criteria
                                          established by the Adviser and
                                          Sub-Adviser. While the Fund may
                                          purchase a substantial portion of such
                                          securities from or through one or more
                                          broker-dealers or intermediaries
                                          and/or directly from the issuers
                                          thereof, the Fund has no current
                                          obligations to purchase any such
                                          securities and none of such parties
                                          has a current obligation to sell any
                                          such securities to the Fund. To the
                                          extent the Fund must pay any fees
                                          associated with the issuance of such
                                          securities, including brokers' or
                                          finders' fees, it may reduce the
                                          Fund's targeted tax-advantaged yield.
                                          If the Fund is unsuccessful in
                                          obtaining any such securities, the
                                          Fund's overall current yield and
                                          tax-advantaged benefits may be
                                          adversely affected. In addition, under
                                          such circumstances the Fund may be
                                          required to invest its Managed Assets
                                          in other investments that do not pay
                                          rates of return that are as high as
                                          those expected to be paid on such
                                          securities, in which case the Fund may
                                          not be able to achieve its investment
                                          objectives.

                                      o   Valuation Risk. The Fund will use an
                                          independent pricing service to value
                                          any privately-issued preferred
                                          securities, which generally are
                                          expected initially, and for some
                                          extended period of time, to be
                                          illiquid. Based on information
                                          provided to the Fund by such
                                          independent pricing service, in
                                          determining the value of
                                          privately-issued preferred securities,
                                          such pricing service will consider (i)
                                          the characteristics of, and
                                          fundamental analytical data relating
                                          to, the privately-issued preferred
                                          securities, including cost, size of
                                          the issuance, current dividend rate
                                          and the time period until the next
                                          dividend rate readjustment, (ii) the
                                          credit quality of the issuer, based on
                                          an evaluation of its financial
                                          condition and regulatory filings and
                                          (iii) transactions in securities
                                          comparable to such privately-issued
                                          preferred securities and various
                                          relationships between securities that
                                          are recognized by institutional
                                          traders. The Fund will use a fair
                                          value methodology if the independent
                                          pricing service is unable to provide a
                                          price for a privately-issued security,
                                          if the price provided by the
                                          independent pricing service is deemed
                                          unreliable or if events occurring
                                          after the close of a securities market
                                          and before the Fund values its Managed
                                          Assets would materially affect net
                                          asset value. A security that is fair
                                          valued may be valued at a price higher
                                          or lower than (i) the price that may
                                          be received if such security were to
                                          be sold or (ii) the value determined
                                          by other funds using their own fair
                                          valuation procedures. In addition,
                                          where no market currently exists for
                                          privately-issued preferred securities,
                                          there can be no assurance that any
                                          such market will develop in the
                                          future, which may adversely affect the
                                          valuation of such securities, which in
                                          turn may adversely affect the ability
                                          of the Fund to sell such securities at
                                          times or prices desired by the Fund.

                                    Illiquid/Restricted Securities Risk. The
                                    Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or receives upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                                    Other Securities Risk. The Fund may invest up to 20% of its Managed Assets in the following types of securities:

                                      o   Equity Securities Risk. In addition to
                                          its investment in preferred
                                          securities, the Fund may also invest
                                          up to 10% of its Managed Assets in
                                          other types of equity securities.
                                          Equity securities in general are
                                          subject to the following risks. An
                                          adverse event, such as an unfavorable
                                          earnings report, may depress the value
                                          of a particular common stock held by
                                          the Fund. Also, the prices of equity
                                          securities are sensitive to general
                                          movements in the stock market and a
                                          drop in the stock market may depress
                                          the prices of equity securities to
                                          which the Fund has exposure. All
                                          equity securities prices fluctuate for
                                          several reasons including changes in
                                          investors' perceptions of the
                                          financial condition of an issuer or
                                          the general condition of the relevant
                                          stock market, or when political or
                                          economic events affecting the issuers
                                          occur. In addition, equity securities
                                          prices may be particularly sensitive
                                          to rising interest rates, as the cost
                                          of capital rises and borrowing costs
                                          increase. The value of the U.S. and
                                          foreign equity securities in which the
                                          Fund invests will be affected by
                                          changes in the stock markets, which
                                          may be the result of domestic or
                                          international political or economic
                                          news, changes in interest rates or
                                          changing investor sentiment. At times,
                                          stock markets can be volatile and
                                          stock prices can change substantially.
                                          The equity securities of smaller
                                          companies are more sensitive to these
                                          changes than those of larger
                                          companies.

                                      o   Canadian Income Trust Risk.
                                          Investments in Canadian income trusts
                                          are equity investments and thus have
                                          the risks inherent in investing in
                                          equity securities, and are also
                                          subject to the risks specific to
                                          certain sectors of the economy, which
                                          may include the energy sector. In
                                          certain circumstances, Canadian income
                                          trusts have limited operating
                                          histories. The value of Canadian
                                          income trust securities may be
                                          influenced by factors that are not
                                          within the Fund's control, including
                                          the financial performance of the
                                          respective issuers, interest rates,
                                          exchange rates, commodity prices
                                          (which will vary and are determined by
                                          supply and demand factors, including
                                          weather and general economic and
                                          political conditions), the hedging
                                          policies employed by such issuers,
                                          regulatory issues and operational
                                          risks.

                                          Canadian income trusts are also
                                          subject to the following risks:

                                      o   Potential sacrifice of growth.
                                          Potential growth may be sacrificed
                                          because earnings are passed on to unit
                                          holders, rather than reinvested in the
                                          business.

                                      o   No guarantees. Canadian income trusts
                                          generally do not guarantee minimum
                                          distributions or even return of
                                          capital. If the assets underlying a
                                          Canadian income trust do not perform
                                          as expected, such Canadian income
                                          trust may reduce or even eliminate
                                          distributions. The declaration of such
                                          distributions generally depends upon
                                          various factors, including the
                                          operating performance and financial
                                          condition of the Canadian income trust
                                          and general economic conditions.

                                      o   Potential for tax recharacterization
                                          or changes. The current Canadian tax
                                          treatment of certain income trusts
                                          that allows income to flow through to
                                          investors and be taxed only at the
                                          individual level could be challenged
                                          under existing Canadian tax laws, or
                                          such tax laws could change.
                                          Conversely, there may be a risk of
                                          recharacterization to such
                                          flow-through treatment for U.S. tax
                                          purposes.

                                      o   Liability. Income trusts may not offer
                                          the same statutory rights normally
                                          associated with ownership of shares of
                                          a corporation.

                                      o   REIT Risk. REITs are financial
                                          vehicles that pool investors' capital
                                          to purchase or finance real estate.
                                          REITs may concentrate their
                                          investments in specific geographic
                                          areas or in specific property types,
                                          e.g., hotels, shopping malls,
                                          residential complexes and office
                                          buildings. The market value of REIT
                                          shares and the ability of the REITs to
                                          distribute income may be adversely
                                          affected by several factors, including
                                          rising interest rates; changes in the
                                          national, state and local economic
                                          climate and real estate conditions;
                                          perceptions of prospective tenants of
                                          the safety, convenience and
                                          attractiveness of the properties; the
                                          ability of the owners to provide
                                          adequate management, maintenance and
                                          insurance; the cost of complying with
                                          the Americans with Disabilities Act;
                                          increased competition from new
                                          properties; the impact of present or
                                          future environmental legislation and
                                          compliance with environmental laws;
                                          changes in real estate taxes and other
                                          operating expenses; adverse changes in
                                          governmental rules and fiscal
                                          policies; adverse changes in zoning
                                          laws; and other factors beyond the
                                          control of the issuers of the REITs.
                                          In addition, distributions received by
                                          the Fund from REITs may consist of
                                          dividends, capital gains and/or return
                                          of capital. Many of these
                                          distributions however will not
                                          generally qualify for favorable
                                          treatment as qualified dividend
                                          income.

                                      o   Fixed-Income Securities Risk. In
                                          addition to the risks discussed above,
                                          debt securities, including high-yield
                                          securities, are subject to certain
                                          risks, including:

                                      o   Issuer/Credit Risk. The value of
                                          fixed-income securities may decline
                                          for a number of reasons which directly
                                          relate to the issuer, such as
                                          management performance, financial
                                          leverage, reduced demand for the
                                          issuer's goods and services and
                                          failure of the issuer to make interest
                                          payments.

                                      o   Interest Rate Risk. Interest rate risk
                                          is the risk that fixed-income
                                          securities will decline in value
                                          because of changes in market interest
                                          rates. When market interest rates
                                          rise, the market value of such
                                          securities generally will fall. During
                                          periods of rising interest rates, the
                                          average life of certain types of
                                          securities may be extended because of
                                          slower than expected prepayments. This
                                          may lock in a below-market yield,
                                          increase the security's duration and
                                          reduce the value of the security.
                                          Investments in debt securities with
                                          long-term maturities may experience
                                          significant price declines if
                                          long-term interest rates increase.

                                      o   Reinvestment Risk. Reinvestment risk
                                          is the risk that income from the
                                          Fund's portfolio will decline if the
                                          Fund invests the proceeds from
                                          matured, traded or called bonds at
                                          market interest rates that are below
                                          the Fund portfolio's current earnings
                                          rate. A decline in income could affect
                                          the overall return of the Fund.

                                      o   Prepayment Risk. During periods of
                                          declining interest rates, the issuer
                                          of a security may exercise its option
                                          to prepay principal earlier than
                                          scheduled, forcing the Fund to
                                          reinvest in lower yielding securities.
                                          This is known as call or prepayment
                                          risk. Debt securities frequently have
                                          call features that allow the issuer to
                                          repurchase the security prior to its
                                          stated maturity. An issuer may redeem
                                          an obligation if the issuer can
                                          refinance the debt at a lower cost due
                                          to declining interest rates or an
                                          improvement in the credit standing of
                                          the issuer.

                                      o   Convertible Securities Risk.
                                          Convertible securities generally offer
                                          lower interest or dividend yields than
                                          non-convertible securities of similar
                                          quality. As with all fixed-income
                                          securities, the market values of
                                          convertible securities tend to decline
                                          as interest rates increase and,
                                          conversely, to increase as interest
                                          rates decline. However, when the
                                          market price of the common stock
                                          underlying a convertible security
                                          exceeds the conversion price, the
                                          convertible security tends to reflect
                                          the market price of the underlying
                                          common stock. As the market price of
                                          the underlying common stock declines,
                                          the convertible security tends to
                                          trade increasingly on a yield basis
                                          and thus may not decline in price to
                                          the same extent as the underlying
                                          common stock. Convertible securities
                                          generally rank senior to common stocks
                                          in an issuer's capital structure and
                                          consequently entail less risk than the
                                          issuer's common stock.

                                      o   Foreign Securities Risk. The Fund may
                                          invest up to 10% of its Managed Assets
                                          in securities of foreign issuers.
                                          Investing in securities of foreign
                                          issuers, which are generally
                                          denominated in foreign currencies, may
                                          involve certain risks not typically
                                          associated with investing in
                                          securities of U.S. issuers. These
                                          risks include: (i) there may be less
                                          publicly available information about
                                          foreign issuers or markets due to less
                                          rigorous disclosure or accounting
                                          standards or regulatory practices;
                                          (ii) foreign markets may be smaller,
                                          less liquid and more volatile than the
                                          U.S. market; (iii) potential adverse
                                          effects of fluctuations in currency
                                          exchange rates or controls on the
                                          value of the Fund's investments; (iv)
                                          the economies of foreign countries may
                                          grow at slower rates than expected or
                                          may experience a downturn or
                                          recession; (v) the impact of economic,
                                          political, social or diplomatic
                                          events; (vi) certain foreign countries
                                          may impose restrictions on the ability
                                          of foreign issuers to make payments of
                                          principal and interest to investors
                                          located in the United States due to
                                          blockage of foreign currency exchanges
                                          or otherwise; and (vii) withholding
                                          and other foreign taxes may decrease
                                          the Fund's return. These risks may be
                                          more pronounced to the extent that the

                                          Fund invests a significant amount of
                                          its assets in companies located in one
                                          region.

                                      o   Foreign Government Securities Risk.
                                          Economies and social and political
                                          climates in individual countries may
                                          differ unfavorably from the United
                                          States. The ability of a government
                                          issuer, especially in an emerging
                                          market country, to make timely and
                                          complete payments on its debt
                                          obligations will be strongly
                                          influenced by the government issuer's
                                          balance of payments, including export
                                          performance, its access to
                                          international credits and investments,
                                          fluctuations of interest rates and the
                                          extent of its foreign reserves. A
                                          country whose exports are concentrated
                                          in a few commodities or whose economy
                                          depends on certain strategic imports
                                          could be vulnerable to fluctuations in
                                          international prices of these
                                          commodities or imports. To the extent
                                          that a country receives payment for
                                          its exports in currencies other than
                                          U.S. dollars, its ability to make debt
                                          payments denominated in U.S. dollars
                                          could be adversely affected. If a
                                          government issuer cannot generate
                                          sufficient earnings from foreign trade
                                          to service its external debt, it may
                                          need to depend on continuing loans and
                                          aid from foreign governments,
                                          commercial banks, and multinational
                                          organizations. There are no bankruptcy
                                          proceedings similar to those in the
                                          United States by which defaulted
                                          government debt may be collected.
                                          Additional factors that may influence
                                          a government issuer's ability or
                                          willingness to service debt include,
                                          but are not limited to, a country's
                                          cash flow situation, the availability
                                          of sufficient foreign exchange on the
                                          date a payment is due, the relative
                                          size of its debt service burden to the
                                          economy as a whole and the issuer's
                                          policy towards the International
                                          Monetary Fund, the International Bank
                                          for Reconstruction and Development and
                                          other international agencies to which
                                          a government debtor may be subject.

                                      o   Trust Preferred Securities Risk. Trust
                                          preferred securities are limited-life
                                          preferred securities typically issued
                                          by corporations in the preferred
                                          securities, or by an affiliated
                                          business trust of a corporation,
                                          generally in the form of beneficial
                                          interests in subordinated debentures
                                          or similarly structured securities.
                                          Dividend payments of the trust
                                          preferred securities generally
                                          coincide with interest payments on the
                                          underlying obligations. Trust
                                          preferred securities generally have a
                                          yield advantage over traditional
                                          preferred stocks, but unlike preferred
                                          stocks, distributions are treated as
                                          interest rather than dividends for
                                          federal income tax purposes and
                                          therefore, are not eligible for the
                                          dividends-received deduction and do
                                          not constitute qualified dividend
                                          income. Trust preferred securities
                                          prices fluctuate for several reasons
                                          including changes in investors'
                                          perception of the financial condition
                                          of an issuer or the general condition
                                          of the market for trust preferred
                                          securities, or when political or
                                          economic events affecting the issuers
                                          occur. Trust preferred securities are
                                          also sensitive to interest rate
                                          fluctuations, as the cost of capital
                                          rises and borrowing costs increase in
                                          a rising interest rate environment and
                                          the risk that a trust preferred
                                          security may be called for redemption
                                          in a falling interest rate
                                          environment. Certain of the other
                                          risks unique to trust preferred
                                          securities include: (i) distributions
                                          on trust preferred securities will be
                                          made only if interest payments on the
                                          interest-bearing notes, preferred
                                          securities or subordinated debentures
                                          are made; (ii) a corporation issuing
                                          the interest-bearing notes, preferred
                                          securities or subordinated debentures
                                          may defer interest payments on these
                                          instruments for up to 20 consecutive
                                          quarters and if such election is made,
                                          distributions will not be made on the
                                          trust preferred securities during the
                                          deferral period; (iii) certain tax or
                                          regulatory events may trigger the
                                          redemption of the interest-bearing
                                          notes, preferred securities or
                                          subordinated debentures by the issuing
                                          corporation and result in prepayment
                                          of the trust preferred securities
                                          prior to their stated maturity date;
                                          (iv) future legislation may be
                                          proposed or enacted that may prohibit
                                          the corporation from deducting its
                                          interest payments on the
                                          interest-bearing notes, preferred
                                          securities or subordinated debentures
                                          for tax purposes, making redemption of
                                          these instruments likely; (v) a
                                          corporation may redeem the
                                          interest-bearing notes, preferred
                                          securities or subordinated debentures
                                          in whole at any time or in part from
                                          time to time on or after a stated call
                                          date; (vi) trust preferred securities
                                          holders have very limited voting
                                          rights; and (vii) payment of interest
                                          on the interest-bearing notes,
                                          preferred securities or subordinated
                                          debentures, and therefore
                                          distributions on the trust preferred
                                          securities, is dependent on the
                                          financial condition of the issuing
                                          corporation.

                                      o   Currency Risk. The value of securities
                                          denominated or quoted in foreign
                                          currencies may be adversely affected
                                          by fluctuations in the relative
                                          currency exchange rates and by
                                          exchange control regulations. The
                                          Fund's investment performance may be
                                          negatively affected by a devaluation
                                          of a currency in which the Fund's
                                          investments are denominated or quoted.
                                          Further, the Fund's investment
                                          performance may be significantly
                                          affected, either positively or
                                          negatively, by currency exchange rates
                                          because the U.S. dollar value of
                                          securities denominated or quoted in
                                          another currency will increase or
                                          decrease in response to changes in the
                                          value of such currency in relation to
                                          the U.S. dollar.

                                      o   Credit Linked Notes Risk. The Fund may
                                          invest in Credit Linked Notes. Credit
                                          Linked Notes are securities that are
                                          collateralized by one or more credit
                                          default swaps on designated debt
                                          securities that are referred to as
                                          "reference securities."

                                    Through the purchase of a Credit Linked
                                    Note, the buyer assumes the risk of the
                                    default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the Credit Linked Note in the full amount of the purchase price of the note. The issuer of a Credit Linked Note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the Credit Linked Note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

                                    Credit Linked Notes are subject to credit risk of the reference securities underlying the credit default swaps. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. Credit Linked Notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the Credit Linked Note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the Credit Linked Note.

                                    The market for Credit Linked Notes may
                                    suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Credit Linked Notes. In certain cases, a market price for a Credit Linked Note may not be available.

                                    Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of financial leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                                    Derivatives Risk. The Fund's Strategic
                                    Transactions have risks, including the
                                    imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction and/or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging, currency and interest rate transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging, currency and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks--Derivatives Risk."

                                    The Fund may manage some of its derivative positions, if any, by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness
                                    ("borrowings") for purposes of the
                                    requirement under the 1940 Act and,
                                    therefore, the Fund may not enter into any such transactions if the Fund's borrowings and liquidation value of Preferred Shares would thereby exceed 33-1/3% of its Managed Assets. See "Description of Borrowings." In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

                                    Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 40% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-- Investment Practices--Portfolio
                                    Turnover."

Distributions and Rate Periods      For the Preferred Shares, the initial
                                    distribution rate per annum is __%, the
                                    initial distribution payment date is
                                    ________, 2006, and the initial rate period is seven days. For subsequent rate periods, the Preferred Shares will pay distributions based on a rate set at auctions normally held every seven days.

                                    In most instances, distributions are payable on the first business day following the end of the rate period. The rate set at an auction will not exceed a maximum rate (which is determined in accordance with procedures described in our Statement of Terms).

                                    Distributions on Preferred Shares will be cumulative from the date the shares are first issued and will be paid only out of legally available funds.

                                    We may designate a special rate period of more than seven days if we provide notice to the Auction Agent, have sufficient clearing bids at the auction and deposit funds with the Auction Agent for any redemption. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full. The distribution payment dates for special rate periods will be set out in the notice designating a special rate period. We may designate a special rate period if market conditions indicate that a longer rate period would provide us greater stability or attractive distribution rates.

                                    See "Description of Preferred
                                    Shares--Distribution and Rate Periods" and
                                    "The Auction."

                                    The Preferred Shares will not be listed on an exchange. Instead, you may place orders to buy or sell Preferred Shares at an auction that normally is held on the last business day of the preceding rate period by submitting orders to a Broker-Dealer, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will exist or, if one does exist, that it will provide Preferred Shareholders with liquidity. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                    The first auction date for the Preferred
                                    Shares is _______, 2006, and each subsequent auction will normally be held for those shares every seven days. The first auction date for the Preferred Shares will be the business day before the distribution payment date for the initial rate period for the Preferred Shares. The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period.

Asset Maintenance                   Under the Statement of Terms, which
                                    establish the rights and preferences of the Preferred Shares, we must maintain:

                                      -   asset coverage for the Preferred
                                          Shares as required by Moody's and
                                          Fitch or by any other rating agency we
                                          engage to rate the Preferred Shares,
                                          and

                                      -   asset coverage (as defined in the 1940
                                          Act) of at least 200% with respect to
                                          senior securities that are stock,
                                          including the Preferred Shares.

                                    In the event that we do not maintain these coverage tests or cure any deficiencies in the time allowed, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares -- Redemption -- Mandatory Redemption."

                                    Based on the composition of our portfolio as of _______, 2006, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would have been approximately ___% immediately upon issuance of the Preferred Shares offered in this Prospectus, representing approximately ___% of our average daily total assets since June 30, 2006, minus liabilities other than any aggregate indebtedness that is entered into for purposes of leverage.

Voting Rights                       The 1940 Act requires that the holders of
                                    the Preferred Shares and any other preferred shares of the Fund, voting as a separate class, have the right to elect at least two trustees of the Fund and to elect a majority of the trustees at any time when two years' distributions on the Preferred Shares or any other preferred shares are unpaid.

                                    As required under our declaration of trust, bylaws and the 1940 Act, certain other matters must be approved by a vote of all shareholders of all classes voting together and by a vote of the holders of Preferred Shares and any other preferred shares of the Fund tallied separately. Each Common Share, each Preferred Share, and each share of any other series of preferred shares of the Fund is entitled to one vote per share. See "Description of Preferred Shares--Voting Rights" and "Certain Provisions in the Declaration of Trust."

Redemption                          Although we will not ordinarily redeem
                                    Preferred Shares, we may be required to
                                    redeem Preferred Shares if, for example, we do not meet an asset coverage ratio required by law or required by the Statement of Terms or in order to correct a failure to meet a rating agency guideline in a timely manner.
                                    See "Description of Preferred
                                    Shares--Redemption--Mandatory Redemption."
                                    We also may redeem Preferred Shares
                                    voluntarily in certain circumstances. See
                                    "Description of Preferred
                                    Shares--Redemption--Optional Redemption."

Liquidation                         The liquidation preference of the Preferred
                                    Shares is $25,000 per share, plus an amount equal to accumulated but unpaid distributions (whether or not declared by us). See "Description of Preferred Shares--
                                    Liquidation."

Federal Income Taxation             The Preferred Shares will constitute stock,
                                    and distributions by us with respect to the Preferred Shares will generally constitute dividends to the extent of our current or accumulated earnings and profits as calculated for federal income tax purposes.
                                    Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred securities that the Sub-Adviser believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund.
                                    This treatment consists of dividends from the Fund which are characterized as "qualified dividend income" to individuals and, with respect to a majority of such dividends, are eligible for the "dividends received deduction," which is available to corporate shareholders. Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. The Internal
                                    Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, we intend each taxable year to allocate capital gain dividends for tax purposes among our Common
                                    Shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See
                                    "Federal Tax Matters" in this Prospectus and
                                    "Federal Tax Matters" in the SAI.

                              FINANCIAL HIGHLIGHTS

         The following table includes selected data for a Common Share outstanding throughout the indicated period and other performance information derived from our financial information included in the SAI dated _______, 2006.

         Information contained in the table below under the headings "Per Common Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of our investment operations through _________, 2006. Because we were recently organized, the table covers only a short period of operations during which a substantial portion of our portfolio was held in temporary investments pending investment in accordance with our investment objectives and policies. Accordingly, the information presented below may not necessarily be indicative of our future operating performance.

                                                                                             FOR THE PERIOD
                                                                                             JUNE 20, 2006*
                                                                                                 THROUGH
                                                                                              _______, 2006
                                                                                               (UNAUDITED)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period**............................................
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................................
Net unrealized appreciation on investments........................................
Total from investment operations..................................................
Net asset value, end of period....................................................
Market value, beginning of period.................................................
Market value, end of period.......................................................
Total investment return based on net asset value***...............................
Total investment return based on market value***..................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........................................
Ratio of expenses to average net assets (before expense waiver)****...............
Ratio of expenses to average net assets (after expense waiver)****
Ratio of net investment income (net of expense waiver) to average net assets****..
Portfolio turnover rate...........................................................
________________________

*        Commencement of operations.

** Net asset value at _______, 2006, reflects the deduction of the average sales load and offering costs of $0.90 per share paid by the holders of Common Shares from the $20.00 offering price. We paid a sales load and offering costs of $0.__ per share on __________ shares, including over allotments, sold to the public and no sales load or offering costs on ________ shares sold to an affiliate of our Adviser.

Page 31


*** Not annualized. Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 per share less the average sales load and offering costs of $0.90 per share and a sale at the net asset value on _______, 2006.

**** Annualized. These ratios do not reflect the effect of expenses related to Preferred Shares, including payments of distributions to Preferred Shareholders, because there were no Preferred Shares outstanding during the period shown.

          SEE FINANCIAL INFORMATION AND ACCOMPANYING NOTES IN OUR SAI.

                                    THE FUND

         We are a recently organized, diversified, closed-end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on March 9, 2006. We issued an aggregate of 2,925,000 Common Shares, par value $0.01 per share, pursuant to the initial public offering thereof and commenced operations on June 20, 2006. Our Common Shares are traded on the AMEX under the symbol "FPI". Our principal business location is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and our telephone number is (630) 241-4141.

         The following provides information about our outstanding shares as of July __, 2006:

                                                                          AMOUNT HELD BY
                                                       AMOUNT              THE FUND FOR               AMOUNT
                 TITLE OF CLASS                      AUTHORIZED            ITS ACCOUNT              OUTSTANDING
Common......................................              *                   [  ]                      [  ]
Preferred...................................         _________                  0                        0
________________________

* An unlimited number of capital shares of beneficial interest of the Fund are authorized under our declaration of trust. Our Board of Trustees may classify or reclassify any unissued shares of beneficial interest from time to time without shareholder approval into one or more classes of preferred or other shares of beneficial interest by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, or terms of redemption of such shares of beneficial interest. The Board of Trustees has classified _______ shares of beneficial interest as Series M Preferred Shares, and has authorized the issuance of those Preferred Shares.

                                 USE OF PROCEEDS

         The net proceeds of this offering of [______] Preferred Shares will be $____ million after payment of the sales load and the estimated offering expenses. We expect to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this Prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within 90 days after the closing of this offering. Pending investment in accordance with our investment objectives and policies, we anticipate that the net proceeds will be invested in cash or cash equivalents.

                                 CAPITALIZATION

         The following table sets forth our unaudited capitalization as of _______, 2006, and as adjusted as of _______, 2006, to give effect to the issuance of the Preferred Shares offered in this Prospectus. The net proceeds of our initial public offering of Common Shares, were $____ million. The total offering expenses paid by us with respect to this offering, including the sales load, are estimated to be $__________.

                                                                              ACTUAL               AS ADJUSTED
Preferred Shares, par value $.01 per share (no shares issued; _____ shares    $                    $
   issued and outstanding as adjusted, at $25,000 per share liquidation preference).........................................................
Common shareholders' equity:

Common Shares, par value, $.01 per share (_________ shares issued and outstanding)........................................................
Capital in excess of par value attributable to common
   shares(1)...........................................................
Undistributed investment income--net...................................
Accumulated realized gain (loss)--net..................................
Unrealized appreciation (depreciation) on
   investments--net....................................................
Net assets attributable to Common Shares(1)............................
Managed assets(1)......................................................
________________________

(1) As adjusted is net of estimated Preferred Shares offering costs, including the sales load, of $_________.

         In connection with the rating of the Preferred Shares, we have established in the Statement of Terms various portfolio covenants to meet rating agency guidelines. These covenants include, among other things, investment diversification and asset coverage requirements. Market factors outside our control may affect our ability to meet the criteria of rating agencies set forth in our portfolio covenants. If we violate these covenants, we may be required to cure the violation by redeeming all or a portion of the Preferred Shares. For all regulatory purposes, the Preferred Shares will be treated as stock (rather than indebtedness).

                                  RISK FACTORS

         We are a diversified, closed-end management investment company designed primarily as a long term investment and not as a trading vehicle. We do not intend to be a complete investment program. Because of the uncertainties inherent in all investments, there can be no assurance that we will achieve our investment objectives. All stock market investments involve risks, including the risk that you may lose some or all of your investment. Your Preferred Shares at any time may be worth less than you invested, even after taking into account distributions which may be due to you. Before deciding to purchase any of our Preferred Shares you should consider the following material risks:

RISKS OF INVESTING IN PREFERRED SHARES

AUCTION RISK

         There is no assurance that any particular auction will be successful and your ability to sell your Preferred Shares may be largely dependent on the success of an auction. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if you place a hold order at an auction (an order to retain Preferred Shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor we are obligated to purchase Preferred Shares in an auction or otherwise, nor are we required to redeem Preferred Shares in the event of a failed auction. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

SECONDARY MARKET RISK

         If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for your purchase price or their $25,000 per share liquidation preference plus accrued distributions. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are often affected more than securities whose maturities or interest rate reset periods are short. Accordingly, if we designate a special rate period (a rate period of more than seven days for the Preferred Shares), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. Only Broker-Dealers or persons who have relationships with Broker-Dealers may submit bids at our Preferred Shares auctions and this restriction may limit the potential buyers for Preferred Shares, even though we do not anticipate imposing significant restrictions on transfers to other persons. Broker-Dealers that participate in a secondary trading market for Preferred Shares are not required to maintain this market, and we are not required to redeem shares if either an auction or an attempted secondary market sale fails. The Preferred Shares will not be listed on a stock exchange or the NASDAQ Stock Market. Accordingly, there is no assurance that you will have liquidity of investment.

RATINGS AND ASSET COVERAGE RISK

         In order to obtain ratings of Aaa and AAA from Moody's and Fitch, respectively, we must satisfy certain asset coverage and diversification requirements. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a more detailed description of these requirements. While it is a condition to the closing of the offering that Moody's and Fitch assign ratings of Aaa and AAA, respectively, to the Preferred Shares, the ratings do not eliminate or mitigate the risks of investing in Preferred Shares. A rating agency could downgrade its rating or withdraw its rating of the Preferred Shares, which may make the Preferred Shares less liquid at an auction or in a secondary market, although such downgrade or withdrawal may result in higher distribution rates. If a rating agency downgrades or withdraws its rating of Preferred Shares, we may alter our portfolio or redeem Preferred Shares, if appropriate, to address rating agency concerns. Moreover, the asset coverage and diversification requirements may have an impact on our investment decisions. For example, we may prefer investments which provide superior coverage and diversification to investments which may provide superior income or growth prospects.

LEVERAGE RISK

         We use leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this Prospectus, the amount of leverage will represent approximately __% of our Managed Assets immediately after this offering.

         Our leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. We may from time to time consider changing the amount of our leverage in response to actual or anticipated changes in interest rates or the value of our investment portfolio. There can be no assurance that our leverage strategies will be successful.

         In addition, if the distribution rate on the Preferred Shares exceeds the net rate of return on our portfolio, our leverage will result in a lower net asset value than if we were not leveraged. Any decline in the value of our managed assets could increase the risk that we fail to meet our asset coverage requirements, that we lose our ratings on the Preferred Shares or, in an extreme case, that our current investment income is not sufficient to pay distributions on the Preferred Shares. Under such circumstances, we may be required to liquidate portfolio securities to redeem or repurchase some or all of the Preferred Shares, causing the possible realization of substantial losses and the incurrence of transaction costs. Our asset coverage requirements in some cases, may tend to restrict our flexibility to make investments.

         We have no present intent to borrow money from banks or other financial institutions or issue debt securities, although we may do so, particularly on a temporary basis, for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. If we use additional leverage and realize losses or a decline in the value of our investment portfolio, you may realize a larger loss on your investment in our Preferred Shares than you would realize if we had not used additional leverage.

         Because the fee paid to our Adviser is calculated on the basis of our managed assets (which includes the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, and this may give our Adviser an incentive to favor the use of leverage.

         The distribution rates on our Preferred Shares will be based typically on short-term interest rates. We intend to use part of the proceeds of this offering to buy securities that pay distributions to us. These distribution payments are typically, although not always, higher than short-term interest rates. If short-term interest rates rise, distribution rates on the Preferred Shares may rise and reduce our income. An increase in long-term interest rates could cause the value of our investment portfolio to decline and reduce the asset coverage for the Preferred Shares. We may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short-term interest rates, but there is no guarantee that we will engage in these transactions or that these transactions will be successful in reducing interest rate risk.

PAYMENT RESTRICTIONS

         Our ability to declare and pay distributions on our Preferred Shares and our Common Shares is restricted by the Statement of Terms unless, generally, we continue to satisfy asset coverage requirements and in the case of Common Shares, unless all accumulated dividends on Preferred Shares have been paid. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" and "Description of Common Shares." The restrictions on our distributions might prevent us from maintaining our qualification as a regulated investment company for federal income tax purposes. See "Federal Tax Matters." Although we intend to redeem Preferred Shares if necessary to meet asset coverage requirements, there can be no assurance that we will have sufficient funds to redeem or that redemptions will allow us to maintain our qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

GENERAL RISKS OF INVESTING IN THE FUND

         Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments" in the SAI.

NO OPERATING HISTORY

         The Fund is a recently organized, diversified, closed-end management investment company that commenced operations on June 20, 2006.

MANAGEMENT RISK

         The Fund is subject to management risk because it has an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

DEPENDENCE ON KEY PERSONNEL

         The Sub-Adviser is dependent upon the experience and expertise of Mr. Scott Fleming and Mr. Robert De Rochie in providing advisory services with respect to the Fund's investments. If the Sub-Adviser were to lose the services of Mr. Fleming or Mr. De Rochie, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Fleming or Mr. De Rochie in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Adviser.

LOSS OF "QUALIFIED DIVIDEND INCOME" STATUS

         Without further legislation, the tax advantage associated with "qualified dividend income" is set to expire for tax years beginning January 1, 2011. The loss of such tax advantage would reduce the after-tax yield of any income from the Fund's investments that would otherwise constitute "qualified dividend income," thereby reducing the overall level of tax-advantaged current income available to individual and other non-corporate holders of Preferred Shares.

FINANCIAL SERVICES SECTOR

         The Fund's Managed Assets will be primarily invested in securities issued by companies in the financial services sector, which includes banks and thrifts, financial services and insurance companies and investment firms. In addition, within the financial services sector, the Fund's investments will be concentrated in the banking industry. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although previously-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

         Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the previously-enacted financial services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

         Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

         Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

PREFERRED STOCK RISK

         Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

BELOW-INVESTMENT GRADE SECURITIES RISK

         The Fund may invest up to 50% of its Managed Assets in below-investment grade securities. Below-investment grade securities are rated below "Baa3" by Moody's, below "BBB-" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality by the Sub-Adviser. However, no more than 40% of the Fund's Managed Assets may be invested in unrated securities determined by the Sub-Adviser to be below-investment grade. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

               o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

               o greater risk of loss due to default or declining credit quality;

               o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

               o a negative perception of the below-investment grade market may depress the price and liquidity of below-investment grade securities.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

         The secondary market for below-investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below-investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below-investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

SMALLER ISSUER RISK

         The Fund may invest in securities issued by smaller financial institutions and insurance companies that may present greater opportunities for income, and may also involve greater investment risk than larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

PRIVATELY-ISSUED SECURITIES RISK

         In addition to being subject to the risks applicable to restricted and/or illiquid securities, as described below, privately-issued securities are also subject to the following risks:

         Availability Risk. The Fund's ability to make investments in privately-issued securities is dependent upon the availability of a sufficient supply of such securities that meets the investment criteria established by the Adviser and Sub-Adviser. While the Fund may purchase a substantial portion of such securities from or through one or more broker-dealers or intermediaries and/or directly from the issuers thereof, the Fund has no current obligations to purchase any such securities and none of such parties has a current obligation to sell any such securities to the Fund. To the extent the Fund must pay any fees associated with the issuance of such securities, including brokers' or finders' fees, it may reduce the Fund's targeted tax-advantaged yield. If the Fund is unsuccessful in obtaining any such securities, the Fund's overall current yield and tax-advantaged benefits may be adversely affected. In addition, under such circumstances the Fund may be required to invest its Managed Assets in other investments that do not pay rates of return that are as high as those expected to be paid on such securities, in which case the Fund may not be able to achieve its investment objectives.

         Valuation Risk. The Fund will use an independent pricing service to value any privately-issued preferred securities, which generally are expected initially, and for some extended period of time, to be illiquid. Based on information provided to the Fund by such independent pricing service, in determining the value of privately-issued preferred securities, such pricing service will consider (i) the characteristics of, and fundamental analytical data relating to, the privately-issued preferred securities, including cost, size of the issuance, current dividend rate and the time period until the next dividend rate readjustment, (ii) the credit quality of the issuer, based on an evaluation of its financial condition and regulatory filings and (iii) transactions in securities comparable to such privately-issued preferred securities and various relationships between securities that are recognized by institutional traders. The Fund will use a fair value methodology if the independent pricing service is unable to provide a price for a privately-issued security, if the price provided by the independent pricing service is deemed unreliable or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than (i) the price that may be received if such security were to be sold or (ii) the value determined by other funds using their own fair valuation procedures. In addition, where no market currently exists for privately-issued preferred securities, there can be no assurance that any such market will develop in the future, which may adversely affect the valuation of such securities, which in turn may adversely affect the ability of the Fund to sell such securities at times or prices desired by the Fund.

ILLIQUID/RESTRICTED SECURITIES RISK

         The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or receives upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

OTHER SECURITIES RISK

         The Fund may invest up to 20% of its Managed Assets in the following types of securities:

         Equity Securities Risk. The Fund may invest up to 10% of its Managed Assets in special types of equity securities. Equity securities in general are subject to the following risks. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. All equity securities prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies.

         Canadian Income Trust Risk. Investments in Canadian income trusts are equity investments and thus have the risks inherent in investing in equity securities, and are also subject to risks specific to the certain sectors of the economy, which may include the energy sector. In many circumstances, Canadian income trusts have limited operating histories. The value of Canadian income trust securities may be influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, regulatory issues and operational risks.

         Canadian income trusts are also subject to the following risks:

         o Potential sacrifice of growth. Potential growth may be sacrificed because earnings are passed on to unit holders, rather than reinvested in the business.

         o No guarantees. Canadian income trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a Canadian income trust do not perform as expected, such Canadian income trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the Canadian income trust and general economic conditions.

         o Potential for tax recharacterization or changes. The current Canadian tax treatment of certain income trusts that allows income to flow through to investors and be taxed only at the individual level could be challenged under existing Canadian tax laws, or such tax laws could change. Conversely, there may be a risk of recharacterization to such flow-through treatment for U.S. tax purposes.

         o Liability. Income trusts may not offer the same statutory rights normally associated with ownership of shares of a corporation.

         REIT Risk. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

         Fixed-Income Securities Risk. In addition to the risks discussed above, debt securities, including high-yield securities, are subject to certain risks, including:

         o Issuer/Credit Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services and failure of the issuer to make interest payments.

         o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

         o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Fund's overall returns.

         o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

         Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

         Foreign Securities Risk. The Fund may invest up to 10% of its Managed Assets in securities of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

         Foreign Government Securities Risk. Economies and social and political climates in individual countries may differ unfavorably from the United States. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

         Trust Preferred Securities Risk. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction and do not constitute qualified dividend income. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Certain of the other risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest-bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

         Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

         Credit Linked Notes Risk. The Fund may invest in Credit Linked Notes. Credit Linked Notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities."

         Through the purchase of a Credit Linked Note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the Credit Linked Note in the full amount of the purchase price of the note. The issuer of a Credit Linked Note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the Credit Linked Note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

         Credit Linked Notes are subject to credit risk of the reference securities underlying the credit default swaps. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

         Credit Linked Notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the Credit Linked Note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the Credit Linked Note.

         The market for Credit Linked Notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Credit Linked Notes. In certain cases, a market price for a Credit Linked Note may not be available.

INFLATION/DEFLATION RISK

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of financial leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

DERIVATIVES RISK

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and/or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Fund for investment purposes.

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to correctly predict changes in interest rate relationships or other factors.

         Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of financial leverage, the Fund may be required to redeem or prepay some or all of the financial leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

         The Fund may purchase credit derivative instruments for the purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

         The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in value of the Fund's assets. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund.

PORTFOLIO TURNOVER RISK

         The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 40% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Federal Tax Matters."

MARKET DISRUPTION RISK

         The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. Below-investment grade debt securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's shares. The Fund cannot predict the effects of similar events in the future on the U.S. and world economies or the value of the assets of the Fund.

CERTAIN AFFILIATIONS

         Until the underwriting syndicate is broken in connection with the initial public offering of the Preferred Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

ANTI-TAKEOVER PROVISIONS

         The Fund's declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Certain Provisions in the Declaration of Trust."

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

         The Fund's primary investment objective is to seek current income. The Fund seeks capital preservation as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

         Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends. Tax-advantaged dividends received by individual shareholders who meet certain holding period and other requirements are taxed at long-term capital gain rates that for individuals currently reach a maximum of 15%. Certain tax-advantaged dividends received by corporate shareholders who meet holding period and other requirements are eligible for the "dividends received deduction." Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its shareholders. For the Fund to receive tax-advantaged dividends, the Fund must meet certain holding period and other requirements with respect to securities paying an otherwise tax-advantaged dividend. In order for otherwise tax-advantaged dividends from the Fund received by individual shareholders to be taxable at long-term capital gain rates, the shareholder must generally hold his or her shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date; provided, however, if an individual receives dividends that are attributable to periods aggregating more than 366 days, the shareholder must hold his or her shares more than 90 days during the 181-day period beginning 90 days before the ex-dividend date. The provisions of the Code applicable to "qualified dividend income" are set to expire for tax years beginning January 1, 2011. Thereafter, higher tax rates will apply unless further legislative action is taken. See "Federal Tax Matters."

         The Fund's investment objectives and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change. As defined in the 1940 Act, when used with respect to the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT PHILOSOPHY AND PROCESS

         The Sub-Adviser will select securities for the Fund's portfolio employing the investment strategies established by its investment team (the "Sub-Adviser Investment Team"). The Sub-Adviser Investment Team will regularly monitor and make allocation decisions among issuers of various regions and credit qualities in order to achieve the Fund's primary investment objective of seeking current income and secondary investment objective of seeking capital preservation. The Fund has no stated maturity strategy, but the Sub-Adviser will manage the Fund's portfolio based on the Investment Team's views of current and expected interest rates. The Sub-Adviser will invest in securities of various maturities, including securities that have no stated maturity, or "perpetual" in nature, which it believes offer income and capital preservation opportunities to the Fund. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade.

         In selecting securities for the Fund, the Sub-Adviser may consider, among other things:

               o the Sub-Adviser's own evaluation of the market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the issuer;

               o   the interest or dividend income payable on the securities;

               o the yield and credit rating on the securities relative to other comparable securities;

               o whether the securities are entitled to the benefits of call protection or other protective covenants; and

               o the existence of any anti-dilution protections or guarantees related to the target securities.

         The Sub-Adviser Investment Team's typical investment identification process with respect to the securities to be acquired by the Fund is to identify issuers that have adequate earnings and free cash flow coverage to avoid future losses of principal and increase the likelihood of payment of any applicable dividends or interest. In determining whether or not to purchase securities issued by unrated issuers, the Sub-Adviser will utilize a proprietary in-house underwriting model that applies a set of underwriting guidelines developed by the Sub-Adviser based on its existing credit models as well as research studies and various methodologies developed by or used by one or more NRSROs. Allocation between investment grade and below-investment grade and rated versus unrated securities will vary according to relative value and opportunity identified by the Sub-Adviser Investment Team. The Sub-Adviser Investment Team will have daily responsibility for the management of the portfolio and for the implementation of the investment process, monitored through regular investment committee meetings.

PORTFOLIO COMPOSITION

         The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

         Tax-Advantaged Securities. The Fund will invest at least 80% of its Managed Assets in preferred securities that the Sub-Adviser believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund and are issued or guaranteed by the following U.S. and/or Canadian entities and their affiliates: community banks and other financial institutions with assets in excess of $50 million, financial services companies, structured finance entities, insurance companies, registered investment companies, telecommunication companies, utilities and other energy-related entities, and Governmental Agencies, as well as tax-advantaged, current income-producing preferred securities issued or guaranteed by certain qualified foreign issuers (including ADRs).

         Preferred Securities. The Fund intends to invest in preferred securities. The Fund will invest in both floating-rate issues and fixed-rate issues. Preferred securities represent an equity ownership interest in a corporation, but generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred securities offer a fixed rate of return with no maturity date. Because those preferred securities never mature, they act like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred security holders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

         Below-Investment Grade Securities. The Fund may invest up to 50% of its Managed Assets in securities that are rated below-investment grade or, if unrated, determined to be of comparable quality by the Sub-Adviser.

Below-investment grade securities purchased by the Fund will be rated, at the time of investment, at least "B-" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. However, securities that, at the time of investment, are rated below-investment grade quality by one NRSRO and investment grade quality by another NRSRO, will be deemed investment grade securities. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

         If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders. The Fund's securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

         Since the risk of default is higher for below-investment grade securities than investment grade securities, the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type. The Sub-Adviser will attempt to identify those issuers of below-investment grade securities whose financial condition the Sub-Adviser believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Sub-Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         Equity Securities. In addition to its investment in preferred securities, the Fund may also invest up to 10% of its Managed Assets in other types of equity securities, all or a portion of which may be foreign equity securities. The special types of equity securities in which the Fund may invest include common stocks, equity units and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bondholders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

         Canadian Income Trusts. The Fund may invest in Canadian income trusts. A Canadian income trust is an entity that holds and operates an underlying asset or group of assets. A Canadian income trust structure is formed when, instead of offering its securities directly to the public, an operating entity creates a trust. The trust offers units to the public and uses the proceeds to purchase the Common Shares and high-yield debt of the operating entity. Canadian income trusts typically consist of a trust structured to own: (1) debt and/or equity of an underlying company or other entity which carries on an active business; (2) real estate assets; or (3) a royalty income stream generated from resource properties. Canadian income trusts are designed to distribute most of the operating cash flow generated by the underlying business or assets to unit holders. This may differ from publicly listed companies which generally retain and re-invest a greater proportion of their operating cash flow in their operations. The amount of distributions paid on a unit of an income trust will vary from time to time based on production levels, commodity prices, royalty rates, operating and general administrative expenses, debt service charges and deductions, including holdbacks for future capital spending. Canadian income trust units represent an equal fractional beneficial interest in the Canadian income trust and its underlying assets. Units of Canadian income trusts are unlike conventional debt instruments in that there is no principal amount owing directly to unit holders.

         Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may either be secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

         Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may be either synthetic or non-synthetic. Rather than being backed by a pool of assets, as is the case with a non-synthetic CDO, a synthetic CDO is typically backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine or subordinated equity tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.

         Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission.

         As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

         Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security or convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

         Foreign Securities. The Fund may invest up to 10% of its Managed Assets in securities of corporate and governmental issuers located outside the United States. The Fund will not invest in issuers located in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. For purposes of the above limitation, foreign securities do not include ADRs. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

         Trust Preferred Securities. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of preferred securities issued by corporations, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain extraordinary circumstances at any time. Distributions from trust preferred securities will not generally qualify for favorable treatment as qualified dividend income.

          Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares and Preferred Shares are being invested, or during periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents, including auction rate preferred securities or commercial paper. The Adviser's or Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Preferred Shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques."

INVESTMENT PRACTICES

         Strategic Transactions. The Fund may, but is not required to, use various Strategic Transactions to seek to (1) reduce interest rate risks arising from any use of financial leverage, (2) facilitate portfolio management, (3) mitigate risks, including interest rate, currency and credit risks, and/or (4) earn income. Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve this result.

         The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, currencies, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions and credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain, although no more than 5% of the Fund's Managed Assets will be committed to initial margin and premiums for those positions.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks--Derivatives Risk" in this Prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

         Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 40% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Tax Matters."

                         DESCRIPTION OF PREFERRED SHARES

         The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Statement of Terms, which is attached as Appendix C to the SAI.

GENERAL

         Our declaration of trust authorizes our issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our Board of Trustees without shareholder approval. If the assets of the Fund increase, we may offer additional preferred shares to maintain the leverage ratio of the Fund.

         All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by us). Preferred Shares will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

DISTRIBUTIONS AND RATE PERIODS

         General. The following is a general description of distributions and rate periods for the Preferred Shares. The initial rate period will be seven days. The distribution rate for this period will be __% per annum. Subsequent rate periods normally will be seven days for the Preferred Shares, and the distribution rate for each rate period will be determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, we may change the length of subsequent rate periods, depending on our needs and the Sub-Adviser's outlook for interest rates and other market factors, by designating them as special rate periods. See "--Designations of Special Rate Periods" below.

         Distribution Payment Dates. Distributions on Preferred Shares will be payable, when, as and if declared by our Board of Trustees, out of legally available funds in accordance with our declaration of trust, bylaws, the Statement of Terms and applicable law. Each distribution rate determined in an auction generally will apply to the period beginning on the first business day after the auction and lasting through the date of the next auction. If distributions are payable on a day that is not a business day, then distributions will generally be payable on the next day if such day is a business day, or as otherwise specified in our declaration of trust or bylaws.

         Distributions will be paid through DTC on each distribution payment date. The distribution payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the Auction Agent in same-day funds on each distribution payment date to agent members (members of DTC that will act on behalf of existing or potential Preferred Shareholders). These agent members are in turn expected to pay these distributions to the persons for whom they are acting as agents. The current Broker-Dealers have indicated that distribution payments will be available in same-day funds on each distribution payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

         Calculation of Distribution Payment. We compute the amount of distributions per share payable on Preferred Shares by determining a rate, derived by multiplying the stated rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 360 for any rate period, including a special rate period. This rate is multiplied by $25,000 to arrive at the distributions per share. Initial distributions on Preferred Shares will accumulate from the date of their original issue, which is expected to be ________, 2006. For each rate period after the initial rate period, the distribution rate will be the rate determined at auction, except as described below. The distribution rate that results from an auction generally will not be greater than the maximum applicable rate.

         The maximum applicable rate for any regular rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the Reference Rate or (B) the applicable spread plus the Reference Rate. The "Reference Rate" is the applicable LIBOR Rate, as defined in the Statement of Terms, for a dividend period or a special distribution period of fewer than 365 days), or the applicable Treasury Index Rate (for a special distribution period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such distribution payment period. The applicable percentage and applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable distribution period for the Preferred Shares.

APPLICABLE PERCENTAGE TABLE

RATINGS FOR PREFERRED SHARES               APPLICABLE
                                           PERCENTAGE                 APPLICABLE
                                           OF REFERENCE RATE          SPREAD

MOODY'S              FITCH
Aa3 or higher        AA- or higher         150%                       150 bps
A3 to A1             A- to A+              200%                       200 bps
Baa3 to Baa1         BBB- to BBB+          225%                       225 bps
Ba1 and lower        BB+ and lower         275%                       275 bps

         Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

                         MAXIMUM APPLICABLE             MAXIMUM APPLICABLE           METHOD USED TO
                         RATE USING THE                 RATE USING THE               DETERMINE THE
REFERENCE RATE           APPLICABLE PERCENTAGE          APPLICABLE SPREAD            MAXIMUM APPLICABLE RATE
1%                       1.50%                          2.50%                        Spread
2%                       3.00%                          3.50%                        Spread
3%                       4.50%                          4.50%                        Either
4%                       6.00%                          5.50%                        Percentage
5%                       7.50%                          6.50%                        Percentage
6%                       9.00%                          7.50%                        Percentage

         On or prior to each distribution payment date, we are required to deposit with the Auction Agent sufficient funds for the payment of declared distributions. The failure to make such deposit will not result in the cancellation of any auction. We do not intend to establish any reserves for the payment of distributions.

         In most cases, if an auction for Preferred Shares is not held when scheduled, the distribution rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. However, the maximum rate would not apply if, for example, an auction could not be held when scheduled because the New York Stock Exchange was closed for three or more consecutive business days due to circumstances beyond its control or the Auction Agent was not able to conduct an auction in accordance with the Auction Procedures (as defined below) due to circumstances beyond its control.

         Distribution Restrictions. While any of the Preferred Shares are outstanding, we generally may not pay or set apart for payment, any dividend or other distribution in respect of our Common Shares (other than in additional Common Shares or rights to purchase Common Shares) or repurchase any of our Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

         o In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of our portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "--Rating Agency Guidelines and Asset Coverage" below);

         o In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (i.e., the aggregate value of our portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

         o Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under "--Rating Agency Guidelines and Asset Coverage" below) is met;

         o Full cumulative distributions on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by us to be available for payment on the date payment is due to the Auction Agent; and

         o We have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in our declaration of trust or the Statement of Terms.

         We generally will not declare, pay or set apart for payment any distribution on any of our shares ranking as to the payment of distributions on a parity with Preferred Shares unless we have declared and paid or contemporaneously declare and pay full cumulative distributions on the Preferred

Shares through our most recent distribution payment date. However, when we have not paid distributions in full on the Preferred Shares through the most recent distribution payment date or upon any shares of the Fund ranking, as to the payment of distributions, on a parity with Preferred Shares through their most recent respective distribution payment dates, the amount of distributions declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other.

         Designations of Special Rate Periods. In certain circumstances we may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) we shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (c) if we shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. We also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. We will give Preferred Shareholders notice of a special rate period as provided in the Statement of Terms.

REDEMPTION

         Mandatory Redemption. In the event we do not timely cure a failure to maintain (a) a discounted value of our portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, Preferred Shares will be subject to mandatory redemption on a date specified by our Board of Trustees out of funds legally available therefor in accordance with the Statement of Terms and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Fund) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. See the Statement of Terms, attached as Appendix C to the SAI, for a complete listing of the circumstances in which we must redeem Preferred Shares.

         In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, we will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, we may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that we deem fair and equitable.

         Optional Redemption. We have the option to redeem shares of the Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a distribution payment date at the redemption price per share of $25,000, plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by us) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause us to violate the 1940 Act or applicable law. We have the authority to redeem the Preferred Shares for any reason.

         Except for the provisions described above, nothing contained in the Statement of Terms limits any right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any shares for which Notice of Redemption has been given and we meet the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by us shall have no voting rights. If fewer than all the outstanding shares of the Preferred Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by our Board of Trustees.

LIQUIDATION

         Subject to the rights of holders of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all distributions thereon (whether or not earned or declared by us) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to Preferred Shareholders of the full preferential amounts provided for as described herein, Preferred Shareholders as such shall have no right or claim to any of our remaining assets.

         Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

         We are required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; this discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on our portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of our assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of our portfolio. The amount of ineligible assets included in our portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected distribution and other payment obligations of the Fund.

         We are also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. Our 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding and in connection with the declaration of any distribution on, or repurchase of, any Common or Preferred Stock. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of __________, 2006, the 1940 Act Preferred Shares Asset Coverage, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $__________ and the application of the net proceeds as described under "Use of Proceeds," would have been computed as follows:

Value of Fund assets less liabilities not
    constituting senior securities.............................     $__________

Senior securities representing indebtedness plus liquidation
   value of the Preferred Shares...............................     $__________
                                                                     =_________%

         In the event we do not timely cure a failure to maintain (a) a discounted value of our portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, we will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.

         We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by us pursuant to the rating agency guidelines in the event we receive confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

         Our Board of Trustees may amend the definition of maximum rate to increase the percentage amount by which the Reference Rate is multiplied to determine the maximum rate without the vote or consent of the Preferred Shareholders or of any other of our shareholders, provided that immediately following any such increase we could meet the Preferred Shares Basic Maintenance Amount Test.

         As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by us and our Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Our Common Shares have not been rated by a rating agency.

         A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. We will pay certain fees to Moody's and Fitch for rating Preferred Shares.

VOTING RIGHTS

         Except as otherwise provided in this prospectus and in the SAI, in our declaration of trust, bylaws and the Statement of Terms or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of Common Shares and holders of any other shares of preferred shares of the Fund (one vote per share) and will vote together with holders of Common Shares and holders of any other preferred shares of the Fund as a single class.

         Holders of outstanding Preferred Shares, voting as a separate class, are entitled at all times to elect two of our trustees. The remaining trustees normally are elected by holders of Common Shares and preferred shares, including Preferred Shares, voting together as a single class. If at any time distributions (whether or not earned or declared by us) on outstanding preferred shares, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' distributions thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such distributions, then, as the sole remedy of holders of outstanding preferred shares, the number of trustees constituting the Board of Trustees shall be increased and holders of preferred shares shall be entitled to elect additional trustees such that the trustees elected solely by preferred shareholders will constitute a majority of our trustees. If we thereafter shall pay, or declare and set apart for payment, in full, distributions payable on all outstanding preferred shares, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees so elected by the preferred shareholders (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the preferred shareholders have the right to elect in any event), will terminate automatically.

         So long as any Preferred Shares are outstanding, we will not, without the affirmative vote or consent of holders of sixty-six and two-thirds (66 2/3%) of each class of shares outstanding, authorize our conversion from a closed-end to an open-end investment company; provided, however, that such votes shall require a majority shareholder vote if the action in question has previously been approved by the affirmative vote of two-thirds of the trustees. So long as any Preferred Shares are outstanding, we will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at such time (voting together as a separate class):

                   (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or distributions, including distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional preferred shares, unless, in the case of preferred shares on a parity with the Preferred Shares, we obtain confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and we continue to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

                   (b) amend, alter or repeal the provisions of our declaration of trust, bylaws or the Statement of Terms by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or Preferred Shareholders; provided, however, that
         (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Preferred Shareholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and distributions, including distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause us not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount; or

                   (c) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.

         So long as any Preferred Shares are outstanding, we shall not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and do not foresee becoming insolvent.

         We will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Statement of Terms of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under the Statement of Terms, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (i) 67% or more of the outstanding Preferred Shares present at a meeting of Preferred Shareholders or represented by proxy if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy or (ii) more than 50% of the outstanding Preferred Shares.

         However, to the extent permitted by Massachusetts law, our declaration of trust, bylaws and the Statement of Terms, no vote of holders of Common Shares, either separately or together with holders of Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

         The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                   THE AUCTION

GENERAL

         The Statement of Terms provides that, except as otherwise described herein, the applicable distribution rate for Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises us has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement of Terms and summarized below, in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See the Statement of Terms for a more complete description of the auction process.

         Auction Agency Agreement. We will enter into an auction agency agreement (the "Auction Agency Agreement") with the Auction Agent (currently, [ ]) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the applicable rate for Preferred Shares so long as the applicable rate is to be based on the results of an auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the Auction Agent are unpaid). If the Auction Agent should resign, we will use our reasonable best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent at any time upon prior notice provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

         Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by us, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

         The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by us, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction.

         We may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The Auction Agent may not terminate the Broker-Dealer Agreements without our consent.

         Broker-Dealer Bidding. Each Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account either as an existing holder or a potential seller bidder or a seller and may routinely do so in the auction rate securities market in its sole discretion. If a Broker-Dealer submits an order for its own account, it would have an advantage over other bidders because such Broker-Dealer would have knowledge of some or all of the other orders placed through such Broker-Dealer in that auction. Therefore, a Broker-Dealer could determine the rate and size of its order to increase the likelihood that its order will be accepted in the auction or that the auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Auction Agent, with funds provided by us, to serve as a Broker-Dealer in the auction, each Broker-Dealer's interests in conducting an auction may differ from those of holders of Preferred Shares ("Beneficial Owners") and potential beneficial owners who participate in auctions. See "Auction Dealer Fees." A Broker-Dealer would not have knowledge of orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

         Each Broker-Dealer may routinely place one or more bids in an auction for its own account to acquire the Preferred Shares for its inventory, to seek to prevent an event in which there are insufficient clearing bids ("Auction Failure Event") (which would result in the distribution rate being set at the maximum rate on the auction date) or to seek to prevent an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the Preferred Shares. Each Broker-Dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may also bid outside or inside the range of rates that it posts in its "price talk." See "Price Talk." Each Broker-Dealer also may routinely encourage bidding by others in auctions, including to prevent an Auction Failure Event or an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the Preferred Shares. Each Broker-Dealer may routinely encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

         Bids by any Broker-Dealer or by those it may encourage to place bids are likely to affect (i) the distribution rate--including preventing the applicable rate from being set at the maximum rate on the auction date or otherwise causing bidders to receive a higher or lower rate than they might have received had such Broker-Dealer not bid or not encouraged others to bid and (ii) the allocation of Preferred Shares being auctioned--including displacing some Beneficial Owners or potential beneficial owners who may have their bids rejected or receive fewer Preferred Shares than they would have received if such Broker-Dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the Preferred Shares involves no significant liquidity or credit risk. No Broker-Dealer is obligated to continue to place such bids or encourage other bidders to do so in any particular auction to prevent an auction from failing or clearing at a distribution rate such Broker-Dealer believes does not reflect the market for the Preferred Shares. Investors should not assume that any Broker-Dealer will do so or that Auction Failure Events will not occur. Investors should also be aware that bids by a Broker-Dealer or by those it may encourage to place bids may cause unfavorable distribution rates to occur.

         In any particular auction, if all outstanding Preferred Shares are the subject of submitted hold orders, the applicable rate for the next succeeding distribution period will be below the market rate on such auction date, as described below (such a situation is called an "All Hold Auction"). When an All Hold Auction is likely, a Broker-Dealer may, but is not obligated to, advise Beneficial Owners of that fact, which might facilitate the submission of bids by Beneficial Owners that would avoid the occurrence of an All Hold Auction. If a Broker-Dealer decides to inform Beneficial Owners of the likelihood of an All Hold Auction, it will make that information available to all Beneficial Owners at the same time. If a Broker-Dealer holds any Preferred Shares for its own account on an auction date, such Broker-Dealer will submit a sell order into the auction with respect to such Preferred Shares, which would prevent that auction from being an All Hold Auction. A Broker-Dealer may, but is not obligated to, submit bids for its own account in that same auction, as set forth above.

         Auction Dealer Fees. For many auction rate securities, a broker-dealer is appointed by the issuer of the securities to serve as a dealer for the related auctions and is paid by the issuer for its services. With respect to the Preferred Shares, each Broker-Dealer has been appointed to serve as a dealer in the auctions pursuant to the Broker-Dealer Agreement between the Auction Agent and such Broker-Dealer. Each Broker-Dealer Agreement provides that the Auction Agent will pay to each Broker-Dealer from funds provided by us auction dealer fees at an annual rate of a percentage of the principal amount of the Preferred Shares sold or successfully placed through such Broker-Dealer. As a result, a Broker-Dealer's interests in conducting auctions may differ from those of investors who participate in auctions.

         A Broker-Dealer may share a portion of the auction dealer fees it receives from the Auction Agent with other broker-dealers that submit orders through such Broker-Dealer that such Broker-Dealer successfully places in the Auction. In general, auction dealers may share with a Broker-Dealer a portion of the fees they receive from an issuer when those dealers submit orders for such Broker-Dealer (on behalf of such Broker-Dealer or its customers) into auctions in which such Broker-Dealer does not serve as a dealer. Similarly, with respect to auctions for other auction rate securities for which a Broker-Dealer does not serve as a dealer, the other broker-dealers who serve as dealers in those auctions may share auction dealer fees with such Broker-Dealer for orders that such Broker-Dealer submits through those broker-dealers that those broker-dealers successfully place in those auctions.

         Price Talk. Before the start of an auction, a Broker-Dealer may, in its discretion, make available to Beneficial Owners and potential beneficial owners such Broker-Dealer's good faith judgment of the range of likely clearing rates for the auction, based on market and other information. This is known as "price talk." Price talk is not a guarantee that the distribution rate established through the auction will be a distribution rate within the price talk, and Beneficial Owners and potential beneficial owners are free to use it or ignore it. If a Broker-Dealer provides price talk, such Broker-Dealer will make the price talk available to all Beneficial Owners and potential beneficial owner. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Such Broker-Dealer will make such changes available to all Beneficial Owners and potential beneficial owners that were given the original price talk.

         All-or-Nothing Bids. No Broker-Dealer accepts "all-or-nothing" bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of Preferred Shares where there are not sufficient sell orders to fill all bids at the clearing rate.

         No Assurances Regarding Auction Outcomes. None of the Broker-Dealers provides any assurance as to the outcome of any auction. Nor does any Broker-Dealer provide any assurance that any orders will be accepted or that the auction will clear at a rate that a bidder considers acceptable. Bids may be rejected or may be only partially filled, and the rate on any Preferred Shares purchased or retained may be lower than the bidder expected.

         Deadlines/Auction Periods. Each particular auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the Auction Agent. This deadline is called the "Submission Deadline." To provide sufficient time to process and submit customer bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline--called the "Internal Submission Deadline"--by which bidders must submit bids to such Broker-Dealer. The Internal Submission Deadline is subject to change by such Broker-Dealer. A Broker-Dealer may allow for correction of clerical errors after the Internal Submission Deadline and prior to the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Auction Submission Deadline. The Auction Agent may allow for the correction of clerical errors for a specified period of time after the Auction Submission Deadline.

         During any auction period, the Fund may, pursuant to the terms of the Auction Procedures, designate a special rate period. In auctions that are subject to the special rate period, a Broker-Dealer may place a bid to buy the Preferred Shares that may effectively place an upper limit on the rate that can be set at the auction at a rate that is below the maximum rate on that auction date. Such Broker Dealer may negotiate a separate fee from the Fund in such circumstances.

         Beneficial Owner's Ability to Resell Preferred Securities May Be Limited. Beneficial Owners will be able to sell all of the Preferred Shares in an auction that are the subject of submitted sell orders only if there are bidders willing to purchase all those Preferred Shares offered for sale in the auction. If sufficient clearing bids have not been made, Beneficial Owners that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the Preferred Shares subject to such submitted sell orders. As discussed above (see "Broker-Dealer Bidding"), a Broker-Dealer may submit a bid in an auction to keep it from failing, but it is not obligated to do so. There may not always be enough bidders to prevent an auction from failing in the absence of a Broker-Dealer bidding in the auction for its own account or encouraging others to bid. Therefore, Auction Failure Events are possible, especially if the Fund's credit were to deteriorate, a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to bid.

         Between auctions, there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide Beneficial Owners the ability to resell the Preferred Shares in the secondary market on the terms or at the times desired by an Beneficial Owner. A Broker-Dealer may, in its own discretion, decide to buy or sell the Preferred Shares in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below, or above the par value of the Preferred Shares. However, no Broker-Dealer is obligated to make a market in the Preferred Shares, and may discontinue trading in the Preferred Shares without notice for any reason at any time. Beneficial Owners who resell between auctions may receive less than par value, depending on market conditions.

         The ability to resell the Preferred Shares will depend on various factors affecting the market for the Preferred Shares, including news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the Preferred Shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Preferred Shares (including recent clarification of U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions or press reports, financial reporting cycles and market conditions generally. Demand for the Preferred Shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

         The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving at least 60 days notice to us, or if we owe amounts to the Auction Agent, at least 30 days notice to us, and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place if its fee has not been paid. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon [___] days notice or immediately, in certain circumstances, and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. Resignation of the Auction Agent under the Auction Agent Agreement or a Broker-Dealer under a Broker-Dealer Agreement could impact the ability of the Fund to hold auctions. For any auction period during which there is no duly appointed Auction Agent, or during which there is no duly appointed Broker-Dealer, it will not be possible to hold auctions, with the result that the interest rate on the Preferred Shares will be the maximum rate on that auction date.

AUCTION PROCEDURES

         Prior to the submission deadline on each auction date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as Beneficial Owner may submit orders with respect to such Preferred Shares to that Broker-Dealer as follows:

         o Hold order--indicating its desire to hold such shares without regard to the applicable rate for the next rate period;

         o Bid to sell--indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified;

         o Bid to purchase--indicating its desire to purchase shares at $25,000 per share if the applicable rate of the next rate period thereof is greater than the rate specified; and/or

         o Sell order--indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

         A Beneficial Owner may submit different orders and types of orders to its Broker-Dealer with respect to Preferred Shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid with respect to Preferred Shares to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer with respect to its shares will ordinarily be deemed to have submitted a hold order with respect to its shares to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

         A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner but wishes to purchase Preferred Shares or that is a Beneficial Owner that wishes to purchase additional Preferred Shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for such Preferred Shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum rate on the auction date will not be accepted.

         The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by us) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

         The applicable rate for Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the Preferred Shares available for purchase in the auction.

         If there are not sufficient clearing bids for Preferred Shares, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if we have declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all Preferred Shares subject to such sell orders. In the event of an All Hold Auction, then the applicable rate for the next rate period will be 80% of the Reference Rate.

         The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of Preferred Shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which is also a distribution payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.

         The auctions for Preferred Shares will normally be held every seven days, and a rate period will normally begin on the following business day.

         If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

         If a distribution payment date is not a business day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the distribution payable on such date can not be paid for any such reason, then:

         o the distribution payment date for the affected rate period will be the next business day on which we and our paying agent, if any, can pay the distribution;

         o the affected rate period will end on the day it otherwise would have ended; and

         o the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

         The following is a simplified example of how a typical auction works. Assume that we have 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

--------------------------- ------------------------------------------- ----------------------------------------------
Current Holder A            Owns 500 shares, wants to sell all 500      Bid order of 3.0% rate for all 500 shares
                                shares if distribution rate is less
                                than 3.0%
--------------------------- ------------------------------------------- ----------------------------------------------

Page 75

--------------------------- ------------------------------------------- ----------------------------------------------
Current Holder B            Owns 300 shares, wants to hold              Hold order--will take the distribution rate
--------------------------- ------------------------------------------- ----------------------------------------------
Current Holder C            Owns 200 shares, wants to sell all 200      Bid order of 2.0% rate for all 200 shares
                                shares if distribution rate is less
                                than 2.0%
--------------------------- ------------------------------------------- ----------------------------------------------
Potential Holder D          Wants to buy 200 shares                     Places order to buy at or above 2.5%
--------------------------- ------------------------------------------- ----------------------------------------------
Potential Holder E          Wants to buy 300 shares                     Places order to buy at or above 2.0%
--------------------------- ------------------------------------------- ----------------------------------------------
Potential Holder F          Wants to buy 200 shares                     Places order to buy at or above 3.0%
--------------------------- ------------------------------------------- ----------------------------------------------

         The lowest distribution rate that will result in all 1,000 Preferred Shares continuing to be held is 2.5% (the offer by D). Therefore, the distribution rate will be 2.5%. Current holder A will sell its Preferred Shares because A's distribution rate bid was higher than the distribution rate. Current holders B and C will continue to own their Preferred Shares. Potential holder D will buy 200 Preferred Shares and potential holder E will buy 300 Preferred Shares because their bid rates were at or below the distribution rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the distribution rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

         The Broker-Dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and if they do, they may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity. Our Preferred Shares will not be listed on any stock exchange or on the NASDAQ Stock Market.

         Investors who purchase our Preferred Shares in an auction (particularly if we have declared a special rate period) should note that because the distribution rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

         A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.

                            DESCRIPTION OF BORROWINGS

         The Fund's declaration of trust authorizes the Fund, without prior approval of holders of Common and Preferred Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Preferred Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Preferred Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. The Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.

         The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                          DESCRIPTION OF COMMON SHARES

         Our declaration of trust authorizes our issuance of an unlimited number of Common Shares. Our Common Shares have a par value of $.01 per share. As of the date of this Prospectus, there are ____________ of our Common Shares outstanding. Our Board of Trustees may determine to issue additional Common Shares without shareholder approval. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our Common Shares are fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting.

         If Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from us unless all accrued and payable distributions on Preferred Shares have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to Preferred Shares is at least 200% after giving effect to the distributions. Similarly, if borrowings are outstanding, we may not pay distributions to common or preferred shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions.

         Our Common Shares are traded on the AMEX under the symbol "FPI." We intend to hold annual meetings of shareholders.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         General supervision of the duties performed by the Adviser and the Sub-Adviser is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER

         First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for selecting and supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $__ billion in assets which it managed or supervised as of June 30, 2006.

         First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

         First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI.

SUB-ADVISER

         Stonebridge Advisors, LLC acts as the Fund's Sub-Adviser pursuant to a sub-investment advisory agreement with the Fund. The Sub-Adviser, formed in December 2004, is a Delaware limited liability company with principal offices located at 187 Danbury Road, Wilton, Connecticut. The Sub-Adviser is owned 51% by the Adviser and 48% by Stonebridge Asset Management LLC. The Sub-Adviser is a registered investment adviser under the Advisers Act, and had approximately $____ million of assets which it managed or supervised as of June 30, 2006. The majority of these assets are contained in unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of the Adviser, for which Stonebridge acts as Sub-Portfolio Supervisor. Stonebridge Advisors, LLC, is a research-driven firm whose personnel have longstanding experience in investing in preferred securities, but no previous fund management experience.

         The following persons have primary responsibility for the day-to-day management of the Fund's portfolio. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

         Scott Fleming, President, Chief Investment Officer and Founder. Mr. Fleming has over 20 years investment experience in the securities markets including the analysis of preferred securities. Prior to founding Stonebridge in December, 2004, Mr. Fleming co-founded Spectrum Asset Management, Inc. ("Spectrum"), an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure at Spectrum, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received his MBA in Finance from Babson College in Wellesley, Massachusetts and a BS in Accounting from Bentley College in Waltham, Massachusetts.

         Robert De Rochie, Senior Vice President, Portfolio Manager and Credit Analyst. Mr. De Rochie has 15 years of investment experience in the securities markets including the analysis of preferred securities. Prior to joining Stonebridge, Mr. De Rochie was Chief Financial Officer and Vice President of Investor Relations for Startech Environmental Corporation. He previously worked for Queensway Investment Counsel, Ltd. in Canada as Vice President/Portfolio Manager where he managed $250 million of assets primarily in fixed-income and preferred securities. Before that, Mr. De Rochie was Assistant Vice President, Portfolio Manager for National Reinsurance Corporation, where he managed approximately $700 million in fixed-income securities, of which approximately $300 million were in preferred securities. Mr. De Rochie received his BS degree in Finance and Economics from Alfred University, Alfred, New York, and his MBA in Finance from the University of Bridgeport, Bridgeport, Connecticut.

         Richard Fortin, C.F.A., Vice President and Senior Credit Analyst. Mr. Fortin brings over 10 years of equity capital markets experience to Stonebridge. He has, over several years, developed a number of proprietary analytical tools. Mr. Fortin was Senior Equity Analyst for the Telus Corporation Pension Fund where he was a member of the Canadian Equities team that managed assets exceeding US $1 billion. Mr. Fortin previously worked for Queensway Investment Counsel, Ltd. in Canada as an Equity Analyst where he performed analysis of companies in a broad range of industries in the United States and Canada. Mr. Fortin received his Honors Bachelor of Commerce degree from the University of Ottawa in 1995, and his CFA designation in 2000.

         Dr. Allen Shepard, PhD, Risk Analyst. Dr. Shepard has three years of investment experience. Dr. Shepard joined Stonebridge in 2004 and developed proprietary hedging models for use in managing preferred and fixed-income securities. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. Dr. Shepard received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

         Robert Wolf, Assistant Vice President and Credit Analyst. Mr. Wolf brings nearly 7 years of fixed-income experience to Stonebridge. His primary focus is in providing credit and industry analysis for both investment grade and non-investment grade securities. Prior to joining Stonebridge, Mr. Wolf was a high yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers' Commercial Mortgage Back Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

         For additional information concerning Stonebridge, including a description of the services provided, See "Sub-Adviser" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

         Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Adviser at the annual rate of 1.00% of Managed Assets.

         For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the
Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

         In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of the independent registered public accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

         The Sub-Adviser receives a portfolio management fee at the annual rate of 0.50% of Managed Assets, which is paid by the Adviser out of the Adviser's management fee.

         For each of the first two years following the commencement of the Fund's operations through June 27, 2008, the Adviser has agreed to reduce its annual management fee to 0.65% of the Fund's Managed Assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Sub-Adviser agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.20% of the Fund's Managed Assets.

         In connection with the initial public offering of the Fund's Common Shares, the Adviser agreed to pay (i) all organizational expenses of the Fund and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses) that exceeded 0.20% (or $0.04 per Common Share) of the Fund's offering price. The Sub-Adviser agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceeded 0.20% (or $0.04 per Common Share) of the Fund's offering price.

         Because the fee paid to the Adviser (and by the Adviser to the Sub-Adviser) is calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but the Board of Trustees may increase the size of the Board up to a total of 15 trustees. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. Generally, the declaration of trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, voting together as a single class, except as described below and in the declaration of trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the declaration of trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of Trustees by Common Shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the declaration of trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust."

         The provisions of the declaration of trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the declaration of trust on file with the Securities and Exchange Commission for the full text of these provisions.

                            REPURCHASE OF FUND SHARES

         We are a closed-end investment company and therefore Common Shareholders do not have the right to cause us to redeem their Common Shares. We may repurchase Common Shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so. Any determination to repurchase Common Shares would reduce the asset coverage for the Preferred Shares and might make it necessary or desirable for us to redeem Preferred Shares. As described above in "Description of Preferred Shares--Distributions and Rate Periods--Distribution Restrictions," the repurchase of Common Shares may be restricted or prohibited at times when there exist unpaid distributions on the Preferred Shares.

                               FEDERAL TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning Preferred Shares. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets held by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Preferred Shareholders.

         The Preferred Shares will constitute stock, and distributions by us with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of our current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service might take a contrary position, asserting, for example, that the Preferred Shares constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions to you would constitute interest, whether or not they exceeded our earnings and profits, would be included in full in your income, and would be taxed as ordinary income. Our counsel believes that such a position, if asserted by the Internal Revenue Service, would be unlikely to be upheld by a competent court.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

         The IRS currently requires that a RIC that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, we intend each taxable year to allocate capital gain dividends for tax purposes among our Common Shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. In order to satisfy both the 1940 Act requirement that capital gains dividends be distributed only once (or, under certain circumstances, twice) per year and the federal income tax requirements, we may under certain circumstances be forced to retain capital gains and pay tax on those retained gains at the Fund level, all without the benefit of deemed gain distributions and deemed tax credits to our shareholders; in addition, our shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, compliance with both the 1940 Act and the RIC federal income tax requirements may result in double taxation of gains that we have to retain and pay tax on, or alternatively, we may accelerate capital losses and defer capital gains, even if this would be contrary to our otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation.

         In addition, also because of the 1940 Act limitations on when capital gain dividends may be distributed, shareholders who hold Preferred Shares on the ex-dividend date for a capital gains dividend will be entitled to a capital gains dividend, but shareholders who hold shares at other times during the year (but not on the capital gains ex-dividend date) would not be entitled to a capital gains dividend.

         As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to Preferred Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to Preferred Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law would constitute qualified dividend income in the case of individual Preferred Shareholders and would be eligible for the corporate dividends received deduction.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a Preferred Shareholder as ordinary income to the extent of the Fund's earnings and profits. However, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are treated as qualified dividend income only in certain circumstances. Dividends paid out of the Fund's investment company taxable income that are not attributable to qualified dividend income received by the Fund itself are not taxed to individual Preferred Shareholders at the same rates that apply to net capital gain but are generally taxed at the Preferred Shareholder's higher ordinary tax rate.

         These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2011.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

DIVIDENDS RECEIVED DEDUCTION

         A corporation that owns shares will generally be entitled to the 70% dividends received deduction with respect to a portion of the dividends received from the Fund.

SALE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

NATURE OF THE FUND'S INVESTMENTS

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by

Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as short-term capital gain dividends attributable to certain short-term capital gains recognized by the Fund are subject to similar rules.

         In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as interest-related dividends attributable to certain interest received by the Fund may not be subject to U.S. federal income tax when received by certain non-U.S. shareholders, provided the Fund makes certain elections and certain conditions are met.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

         As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.

                                  UNDERWRITING

         RBC Dain Rauscher Inc., whose principal business address is 60 South 6th Street, Minneapolis, Minnesota 55402 is acting as underwriter in this offering. Subject to the terms and conditions described in an underwriting agreement between us and RBC Dain Rauscher Inc., we have agreed to sell to RBC Dain Rauscher Inc. and RBC Dain Rauscher Inc. has agreed to purchase from us, the Preferred Shares.

         RBC Dain Rauscher Inc. will purchase [_____] Preferred Shares. The Underwriter has agreed to purchase all of the Preferred Shares sold under the underwriting agreement if any of these shares are purchased. We have agreed to indemnify RBC Dain Rauscher Inc. and its controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments RBC Dain Rauscher Inc. may be required to make in respect of those liabilities.

         RBC Dain Rauscher Inc. is offering the Preferred Shares, subject to prior sale, when, as and if issued to and accepted by it, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by RBC Dain Rauscher Inc. of officers' certificates and legal opinions and the receipt by the Fund of ratings of AAA from Fitch and Aaa from Moody's on the Preferred Shares as of the time of the closing of this offering. RBC Dain Rauscher Inc. reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

         RBC Dain Rauscher Inc. has advised that it and various other firms that participate in the auction rate securities market, which includes the market for Preferred Shares, received letters from the SEC Staff in May 2004 requesting information about their respective practices and procedures in the auction rate securities market. Pursuant to these requests, RBC Dain Rauscher Inc. and other firms provided information to the SEC Staff. On May 31, 2006, the SEC announced that the Underwriter and a number of firms who were active participants in the auction rate securities market settled allegations against them.

COMMISSIONS AND DISCOUNTS

         RBC Dain Rauscher Inc. has advised us that it proposes initially to offer the Preferred Shares to the public at $25,000 per share plus accumulated distributions, if any, and may offer to dealers at that price less a concession not in excess of [$0] per Preferred Share. The total sales load of [$___________] per share is equal to [_____%] of the initial offering price and will be paid by us. RBC Dain Rauscher Inc. may allow, and the dealers may reallow, a discount not in excess of [$___________] per Preferred Share to other dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed. We will also reimburse RBC Dain Rauscher Inc. for filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Preferred Shares, estimated not to exceed $25,000.

         The settlement date for the purchase of the Preferred Shares will be ________, 2006 as agreed upon by RBC Dain Rauscher Inc., the Fund and our Adviser pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

OTHER RELATIONSHIPS

         We anticipate that RBC Dain Rauscher Inc. or its respective affiliates may, from time to time, act in auctions as a Broker-Dealer and receive fees as set forth under "The Auction" and in the SAI. RBC Dain Rauscher Inc. is an active underwriter of, and dealer in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, us.

         RBC Dain Rauscher Inc. and its affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of our Adviser, its affiliates or their clients or affiliates.

                   ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Philadelphia, Pennsylvania 19153. The Fund's transfer, shareholder services and dividend paying agent is PFPC Inc., 4400 Computer Dr., Westboro, Massachusetts 01581. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. PFPC Trust Company and PFPC Inc. are both members of The PNC Financial Services Group, Inc. As compensation for these services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.10% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriter by Goodwin Procter LLP, Boston, Massachusetts. Chapman and Cutler LLP and Goodwin Procter LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

               _________ SHARES, SERIES M AUCTION PREFERRED SHARES



                    LIQUIDATION PREFERENCE, $25,000 PER SHARE



                         ______________________________



                                   PROSPECTUS


                             ________________, 2006


                         ______________________________




                               RBC CAPITAL MARKETS

Back Cover

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE

INVESTMENT OBJECTIVES.........................................................1
INVESTMENT RESTRICTIONS.......................................................2
INVESTMENT POLICIES AND TECHNIQUES............................................4
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS.....14
OTHER INVESTMENT POLICIES AND TECHNIQUES.....................................20
MANAGEMENT OF THE FUND.......................................................26
INVESTMENT ADVISER...........................................................32
PROXY VOTING POLICIES AND PROCEDURES.........................................36
SUB-ADVISER..................................................................36
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................40
DESCRIPTION OF SHARES........................................................42
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF THE PREFERRED SHARES.......44
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST...............................49
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.......................51
FEDERAL INCOME TAX MATTERS...................................................53
PERFORMANCE RELATED AND COMPARATIVE INFORMATION..............................59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................61
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT..................................62
ADDITIONAL INFORMATION.......................................................62
FINANCIAL STATEMENTS.........................................................64


APPENDIX A  --  DESCRIPTION OF RATINGS......................................A-1
APPENDIX B  --  STONEBRIDGE ADVISORS, LLC PROXY VOTING GUIDELINES...........B-1
APPENDIX C  --  STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND
                PREFERENCES OF SERIES M AUCTION PREFERRED SHARES............C-1

         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED JULY 14, 2006

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         First Trust Tax-Advantaged Preferred Income Fund (the "Fund") is a recently organized, closed-end, diversified management investment company.

         This Statement of Additional Information relating to the Series M auction preferred shares of beneficial interest of the Fund (the "Preferred Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated ________, 2006 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares. Investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

         This Statement of Additional Information is dated____________, 2006.

                                TABLE OF CONTENTS

                                                                          Page

INVESTMENT OBJECTIVES......................................................1
INVESTMENT RESTRICTIONS....................................................2
INVESTMENT POLICIES AND TECHNIQUES.........................................4
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT
     RISKS................................................................14
OTHER INVESTMENT POLICIES AND TECHNIQUES..................................20
MANAGEMENT OF THE FUND....................................................26
INVESTMENT ADVISER........................................................32
PROXY VOTING POLICIES AND PROCEDURES......................................36
SUB-ADVISER...............................................................36
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................40
DESCRIPTION OF SHARES.....................................................42
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF THE PREFERRED SHARES....44
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST............................49
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND....................51
FEDERAL INCOME TAX MATTERS................................................53
PERFORMANCE RELATED AND COMPARATIVE INFORMATION...........................59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................61
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT...............................62
ADDITIONAL INFORMATION....................................................62
FINANCIAL STATEMENTS......................................................64


APPENDIX A  --   DESCRIPTION OF RATINGS..................................A-1
APPENDIX B  --   STONEBRIDGE ADVISORS, LLC PROXY VOTING GUIDELINES.......B-1
APPENDIX C  --   STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND
                 PREFERENCES OF SERIES M AUCTION PREFERRED SHARES........C-1

                              INVESTMENT OBJECTIVES

         Investment Objectives. The Fund's primary investment objective is to seek current income. The Fund seeks capital preservation as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

         Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in preferred securities that Stonebridge Advisors, LLC ("Stonebridge" or "Sub-Adviser") believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund and are issued or guaranteed by the following U.S. and/or Canadian entities and their affiliates: community banks and other financial institutions with assets in excess of $50 million, financial services companies, structured finance entities, insurance companies, registered investment companies, telecommunication companies, utilities and other energy-related entities, and federal government agencies (the "Governmental Agencies"), as well as tax-advantaged, current income producing preferred securities issued or guaranteed by certain qualified foreign issuers (including American depositary receipts ("ADRs")). The Fund's Managed Assets will be primarily invested in securities issued by companies in the financial services sector and will be concentrated in the banking industry.

         The Fund may invest up to 50% of its Managed Assets in below-investment grade securities. Below-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc. ("Moody's"), below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Adviser. The below-investment grade securities purchased by the Fund will be rated, at the time of investment, at least "B-" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. However, no more than 40% of the Fund's Managed Assets may be invested in unrated securities determined by the Sub-Adviser to be below-investment grade. Below-investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. However, securities that, at the time of investment, are rated below-investment grade quality by one NRSRO and investment grade quality by another NRSRO, will be deemed investment grade securities. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade.

         In addition to its investment in preferred securities, the Fund may also invest up to 10% of its Managed Assets in types of equity securities, all or a portion of which may be foreign equity securities. The types of equity securities in which the Fund may invest include common stocks, equity units and convertible securities. Such securities may include common stocks of real estate investment trusts ("REITs") and utilities that either are required to, or customarily, distribute a large percentage of their current earnings as dividends.

         The Fund may also invest up to 10% of its Managed Assets in registered investment companies, but will not invest in registered investment companies advised by First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") or the Sub-Adviser.

         The Fund may invest (including by way of short sale) up to 20% of its Managed Assets in the following types of securities regardless of issuer: (i) fixed, floating-rate, and indexed debt securities, including, without limitation, medium term notes and structured finance obligations, (ii) credit-linked notes ("Credit Linked Notes") and other credit-linked securities,
(iii) synthetic and non-synthetic collateralized debt obligations ("CDOs"), and
(iv) interest-only or principal-only securities and/or securities which have been stripped of their coupons ("strips"). The notional amount of any Strategic Transactions (hereafter defined) shall not be included in the calculation of this 20% limitation. Dividends paid by the Fund with respect to these investments will generally not result in tax-advantaged income. Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

         The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risk Factors" in the Prospectus.


                             INVESTMENT RESTRICTIONS

         The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

                    1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

                    2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry provided, that this limitation shall not apply with respect to issuers in the banking industry or obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;

                    3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

                    4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%;
         (iii) the borrowings permitted by investment restriction 2 above; or
         (iv) pursuant to a Securities and Exchange Commission exemptive order;

                    5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

                    6. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                    7. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; and

                    8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

         For the purpose of applying the limitation set forth in subparagraph
(1) above, asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

         Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                    1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

                    2. Purchase securities of listed companies for the purpose of exercising control.

         The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

INVESTMENT PHILOSOPHY AND PROCESS

         The Sub-Adviser will select securities for the Fund's portfolio employing the investment strategies established by its investment team (the "Sub-Adviser Investment Team"). The Sub-Adviser Investment Team will regularly monitor and make allocation decisions among issuers of various regions and credit qualities in order to achieve the Fund's primary investment objective of seeking current income and secondary investment objective of seeking capital preservation. The Fund has no stated maturity strategy, but the Sub-Adviser will manage the Fund's portfolio based on the Investment Team's views of current and expected interest rates. Rather, the Sub-Adviser will invest in securities of various maturities, including securities that have no stated maturity, or "perpetual" in nature, which it believes offer income and capital preservation opportunities to the Fund. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade.

         In selecting securities for the Fund, the Sub-Adviser may consider, among other things:

         o the Sub-Adviser's own evaluation of the market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the issuer;

         o the interest or dividend income payable on the securities;

         o the yield and credit rating on the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants; and

         o the existence of any anti-dilution protections or guarantees related to the target securities.

         The Sub-Adviser Investment Team's typical investment identification process with respect to the securities to be acquired by the Fund is to identify issuers that have adequate earnings and free cash flow coverage to avoid future losses of principal and increase the likelihood of payment of any applicable dividends or interest. In determining whether or not to purchase securities issued by unrated issuers, the Sub-Adviser will utilize a proprietary in-house underwriting model that applies a set of underwriting guidelines developed by the Sub-Adviser based on its existing credit models as well as research studies and various methodologies developed by or used by one or more NRSROs. Allocation between investment grade and below-investment grade and rated versus unrated securities will vary according to relative value and opportunity identified by the Sub-Adviser Investment Team. The Sub-Adviser Investment Team will have daily responsibility for the management of the portfolio and for the implementation of the investment process, monitored through regular investment committee meetings.

PORTFOLIO COMPOSITION

         The Fund's portfolio will be composed principally of the following investments:

         Tax-Advantaged Securities. The Fund will invest at least 80% of its Managed Assets in preferred securities that the Sub-Adviser believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund and are issued or guaranteed by the following U.S. and/or Canadian entities and their affiliates: community banks and other financial institutions with assets in excess of $50 million, financial services companies, structured finance entities, insurance companies, registered investment companies, telecommunication companies, utilities and other energy-related entities, and Governmental Agencies, as well as tax-advantaged, current income-producing preferred securities issued or guaranteed by certain qualified foreign issuers (including ADRs).

         Preferred Securities. The Fund intends to invest in preferred securities. The Fund will invest in both floating-rate issues and fixed-rate issues. Preferred securities represent an equity ownership interest in a corporation, but generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred securities offer a fixed rate of return with no maturity date. Because those preferred securities never mature, they act like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred security holders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

         Below-Investment Grade Securities. The Fund may invest up to 50% of its Managed Assets in securities that are rated below-investment grade or, if unrated, determined to be of comparable quality by the Sub-Adviser. Below-investment grade securities purchased by the Fund will be rated, at the time of investment, at least "B-" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. However, securities that, at the time of investment, are rated below-investment grade quality by one NRSRO and investment grade quality by another NRSRO, will be deemed investment grade securities. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade. The ratings of a NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

         If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders. The Fund's securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

         Since the risk of default is higher for below-investment grade securities than investment grade securities, the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type. The Sub-Adviser will attempt to identify those issuers of below-investment grade securities whose financial condition the Sub-Adviser believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Sub-Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         Equity Securities. The Fund may invest up to 10% of its Managed Assets in special types of equity securities, all or a portion of which may be foreign equity securities. The special types of equity securities in which the Fund may invest include common stocks, equity units and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to, or customarily, distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

         Canadian Income Trusts. The Fund may invest in Canadian income trusts. A Canadian income trust is an entity that holds and operates an underlying asset or group of assets. A Canadian income trust structure is formed when, instead of offering its securities directly to the public, an operating entity creates a trust. The trust offers units to the public and uses the proceeds to purchase the common shares and high-yield debt of the operating entity. Canadian income trusts typically consist of a trust structured to own: (1) debt and/or equity of an underlying company or other entity which carries on an active business; (2) real estate assets; or (3) a royalty income stream generated from natural resource properties. Canadian income trusts are designed to distribute most of the operating cash flow generated by the underlying business or assets to unit holders. This may differ from publicly listed companies which generally retain and re-invest a greater proportion of their operating cash flow in their operations. The amount of distributions paid on a unit of an income trust will vary from time to time based on production levels, commodity prices, royalty rates, operating and general administrative expenses, debt service charges and deductions, including holdbacks for future capital spending. Canadian income trust units represent an equal fractional beneficial interest in the Canadian income trust and its underlying assets. Units of Canadian income trusts are unlike conventional debt instruments in that there is no principal amount owing directly to unit holders.

         Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

         Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans and/or structured finance securities. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may be either synthetic or non-synthetic. Rather than being backed by a pool of assets, as is the case with a non-synthetic CDO, a synthetic CDO is typically backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

         Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission.

         As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services ("Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments considered by Sub-Adviser to be of comparable quality. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

         Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

         Foreign Securities. The Fund may invest up to 10% of its Managed Assets in securities of corporate and governmental issuers located outside the United States. The Fund will not invest in issuers located in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities.

Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. For purposes of this limitation, foreign securities shall not include ADRs. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

         Trust Preferred Securities. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of preferred securities issued by corporations, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain extraordinary circumstances at any time. Distributions from trust preferred securities will not generally qualify for favorable treatment as qualified dividend income.

         Illiquid and Restricted Securities. Illiquid investments are investments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. In the absence of readily available market quotations, the Adviser's Pricing Committee, overseen by the Fund's Board of Trustees, will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933

Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

         Derivatives. The Fund may, but is not required to, use various derivatives described below to earn income, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Sub-Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, currencies, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

         Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offerings of Common Shares and Preferred Shares are being invested, the issuance of additional preferred shares, if any, commercial paper or notes and/or borrowings are being invested, or during periods in which the Adviser or the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents, including auction rate preferred securities and commercial paper. The Adviser's or the Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

         The cash and cash equivalents are defined to include, without limitation, the following:

                   (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

DERIVATIVES RISK

         The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and currency options, futures, swaps, caps, floors, and collars, and other derivative transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

         A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

         In circumstances in which the Sub-Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate

                                        -14

swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Adviser's ability to predict correctly the direction and extent of movements in interest rates.

         The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Sub-Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

         Because these hedging transactions are entered into for good-faith risk management purposes, the Sub-Adviser and the Fund believe these obligations do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

         Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Adviser's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                   (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES

         The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by the Fund of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Adviser, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

         With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended (the "Code") or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

         Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

         General Description of Hedging Strategies. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Financial Leverage by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars or credit derivative instruments.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to

"lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

         General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

         Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10-, 20- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Swap Agreements. For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

         Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

         Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

         A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. The trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund indicated by an asterisk.


                                                                                                NUMBER OF
                                                    TERM OF OFFICE(2)                           PORTFOLIOS IN    OTHER
                                                    AND YEAR FIRST                              FUND COMPLEX     TRUSTEESHIPS
NAME, ADDRESS                 POSITION AND          ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY      HELD BY
AND DATE OF BIRTH             OFFICES WITH FUND     APPOINTED        DURING PAST 5 YEARS        TRUSTEE          TRUSTEE

Trustee who is an
Interested Person of the
Fund
------------------------
James A. Bowen(1)*            President,            o One Year       President, First           33 Portfolios    None
1001 Warrenville Road,        Chairman of the                        Trust Portfolios and
  Suite 300                   Board, Chief          o 2006           First Trust Advisors;
Lisle, IL 60532               Executive Officer                      Chairman of the Board
D.O.B.: 09/55                 and Trustee                            of Directors, BondWave
                                                                     LLC and Stonebridge
                                                                     Advisors LLC


Trustees who are not
Interested Persons of the
Fund
-------------------------
Richard E. Erickson           Trustee               o One Year       Physician, President       33 Portfolios    None
c/o First Trust Advisors                                             Wheaton Orthopedics;
L.P.                                                                 Co-Owner, Co-Director
1001 Warrenville Road,                              o 2006           Sports Med Center for
  Suite 300                                                          Fitness; Limited
Lisle, IL 60532                                                      Partner, Gundersen Real
D.O.B.: 04/51                                                        Estate Partnership

                                                        -26-


                                                                                                NUMBER OF
                                                    TERM OF OFFICE(2)                           PORTFOLIOS IN    OTHER
                                                    AND YEAR FIRST                              FUND COMPLEX     TRUSTEESHIPS
NAME, ADDRESS                 POSITION AND          ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY      HELD BY
AND DATE OF BIRTH             OFFICES WITH FUND     APPOINTED        DURING PAST 5 YEARS        TRUSTEE          TRUSTEE

Thomas R. Kadlec              Trustee               o One Year       President, ADM             33 Portfolios    None
c/o First Trust Advisors                                             Derivatives, Inc.
L.P.                                                                 (May 2005 to
1001 Warrenville Road,                              o 2006           Present); Vice President,
  Suite 300                                                          Chief Financial Officer
Lisle, IL 60532                                                      (1990 to Present),
D.O.B.: 11/57                                                        ADM Investor Services, Inc.
                                                                     (Futures Commission
                                                                     Merchant); Registered
                                                                     Representative (2000 to
                                                                     Present), Segerdahl &
                                                                     Company, Inc., an NASD
                                                                     member (Broker-Dealer)

Robert F. Keith               Trustee               o One Year       President, Hibs            21 Portfolios    None
c/o First Trust Advisors                                             Enterprises Financial
L.P.                                                                 and Management
1001 Warrenville Road,                              o 2006           Consulting (2003 to
   Suite 300                                                         Present); Aramark
Lisle, IL 60532                                                      Service Master
D.O.B.: 11/56                                                        Management (2001 to
                                                                     2003); President and
                                                                     Chief Operating
                                                                     Officer, Service
                                                                     Master Management
                                                                     Services (1998 to 2003)

Niel B. Nielson               Trustee               o One Year       President (2002 to         33 Portfolios    Director of
c/o First Trust Advisors                                             Present), Covenant                          Good News
L.P.                                                                 College; Associate                          Publishers
1001 Warrenville Road,                              o 2006           Pastor (1997 to                             - Crossway
  Suite 300                                                          2002), College Church                       Books; Covenant
Lisle, IL 60532                                                      in Wheaton                                  Transport Inc.
D.O.B.: 03/54


Officers of the Fund
---------------------
Mark R. Bradley               Treasurer,            o Indefinite    Chief Financial             N/A              N/A
1001 Warrenville Road,        Controller, Chief       term          Officer, Managing
  Suite 300                   Financial Officer                     Director, First Trust
Lisle, IL 60532               and Chief             o 2006          Portfolios and First
D.O.B.: 11/57                 Accounting Officer                    Trust Advisors; Chief
                                                                    Financial Officer,
                                                                    BondWave LLC and
                                                                    Stonebridge Advisors LLC

Susan M. Brix                 Assistant Vice        o Indefinite    Representative, First       N/A              N/A
1001 Warrenville Road,        President               term          Trust Portfolios;
  Suite 300                                                         Assistant Portfolio
Lisle, IL 60532                                     o 2006          Manager, First Trust
D.O.B.: 01/60                                                       Advisors

Robert F. Carey               Vice President        o Indefinite    Senior Vice                 N/A              N/A
1001 Warrenville Road,                                term          President, First
  Suite 300                                                         Trust Portfolios and
Lisle, IL 60532                                     o 2006          First Trust Advisors
D.O.B.: 07/63


                                                        -27-

                                                                                                NUMBER OF
                                                    TERM OF OFFICE(2)                           PORTFOLIOS IN    OTHER
                                                    AND YEAR FIRST                              FUND COMPLEX     TRUSTEESHIPS
NAME, ADDRESS                 POSITION AND          ELECTED OR       PRINCIPAL OCCUPATIONS      OVERSEEN BY      HELD BY
AND DATE OF BIRTH             OFFICES WITH FUND     APPOINTED        DURING PAST 5 YEARS        TRUSTEE          TRUSTEE

James M. Dykas                Assistant             o Indefinite    Vice President, First       N/A              N/A
1001 Warrenville Road,        Treasurer               term          Trust Portfolios
  Suite 300                                                         (January 2005 to
Lisle, IL 60532                                     o 2006          Present); Executive
D.O.B.: 01/66                                                       Director, Van Kampen
                                                                    Asset Management and
                                                                    Morgan Stanley
                                                                    Investment Management
                                                                    (December 2002 to
                                                                    January 2005); Vice
                                                                    President, Van Kampen
                                                                    Asset Management and
                                                                    Morgan Stanley
                                                                    Investment Management
                                                                    (December 2000 to
                                                                    December 2002)

W. Scott Jardine              Secretary and         o Indefinite    General Counsel,            N/A              N/A
1001 Warrenville Road,        Chief Compliance        term          First Trust Portfolios
  Suite 300                   Officer                               and First Trust Advisors;
Lisle, IL 60532                                     o 2006          Secretary, BondWave
D.O.B.: 05/60                                                       LLC and Stonebridge
                                                                    Advisors LLC

Daniel J. Lindquist           Vice President        o Indefinite    Senior Vice                 N/A              N/A
1001 Warrenville Road,                                term          President, First
  Suite 300                                                         Trust Advisors;
Lisle, IL 60532                                     o 2006          Vice President, First
D.O.B.: 02/70                                                       Trust Portfolios
                                                                    (April 2004 to Present);
                                                                    Chief Operating Officer, Mina
                                                                    Capital Management, LLC
                                                                    (January 2004 to April
                                                                    2004); Chief Operating
                                                                    Officer, Samaritan Asset
                                                                    Management Service, Inc.

Kristi A. Maher               Assistant             o Indefinite    Assistant General           N/A              N/A
1001 Warrenville Road,        Secretary               term          Counsel (March 2004
  Suite 300                                                         to Present), First
Lisle, IL 60532                                     o 2006          Trust Portfolios and
D.O.B.: 12/66                                                       First Trust Advisors;
                                                                    Associate (1995
                                                                    to March 2004),
                                                                    Chapman and Cutler LLP

Roger F. Testin               Vice President        o Indefinite    Senior Vice President       N/A              N/A
1001 Warrenville Road,                                term          (November 2003 to
  Suite 300                                                         Present), Vice President
Lisle, IL 60532                                     o 2006          (August 2001 to November
D.O.B.: 06/66                                                       2003), First Trust
                                                                    Advisors; Analyst
                                                                    (1998 to 2001), Dolan
                                                                    Capital Management

____________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Officer positions with the Fund have an indefinite term.

         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Preferred Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee.

         The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate;
(d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and
(e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Nielson and Keith are members of the Valuation Committee.

         The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Keith serve on the Audit Committee.

         Messrs. Erickson, Nielson, Kadlec and Bowen are trustees of First Defined Portfolio Fund, LLC, an open-end fund with 12 portfolios advised by First Trust Advisors. In addition, Messrs. Erickson, Nielson, Keith, Kadlec and Bowen are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II, closed-end funds advised by First Trust Advisors. None of the trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/ Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II (collectively, the "First Trust Fund Complex") as they hold with the Fund.

         Each investment company in the First Trust Fund Complex pays each trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 which includes compensation for all board and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. In addition, Thomas R. Kadlec is paid an additional $10,000 fee by the First Trust Fund Complex to serve as the Lead Trustee.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the trustees and estimated total compensation to be paid to each of the trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and Trustees who are "interested persons" as designated above serve without any compensation from the Fund.

                                                   ESTIMATED TOTAL COMPENSATION
                          ESTIMATED AGGREGATE             FROM FUND AND
 NAME OF TRUSTEE       COMPENSATION FROM FUND (1)        FUND COMPLEX(2)
 James A. Bowen                    $0                           $0
 Richard E. Erickson            $10,000                      $150,000
 Thomas R. Kadlec               $10,770                      $160,000
 Robert F. Keith                $10,000                    $140,000(3)
 Niel B. Nielson                $10,000                      $150,000
--------------------
(1) The compensation estimated to be paid by the Fund to the trustees for the first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these trustees for a full calendar year for services as trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with
    (12) portfolios) advised by First Trust, plus estimated compensation to be paid to these trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II and the Fund. The total estimated compensation to be paid to Mr. Keith, an Independent Trustee, from the Fund and the other funds in the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these trustees for a full calendar year for services as trustee to the Fund, and estimated compensation to be paid to this trustee by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II and the Fund.

(3) Mr. Keith's actual total compensation for 2006 will be less than the estimated amount because he joined the Board of Trustees on June 12, 2006.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. The Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the trustees in the Fund and in other funds overseen by the trustees in the First Trust Fund Complex as of December 31, 2005:

                                                 AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN
                     DOLLAR RANGE OF        ALL REGISTERED INVESTMENT COMPANIES
                    EQUITY SECURITIES              OVERSEEN BY TRUSTEE IN
TRUSTEE                IN THE FUND                FIRST TRUST FUND COMPLEX
Mr. Bowen                 None                    Over $100,000
Mr. Erickson              None                    $ 50,001-$100,000
Mr. Kadlec                None                    $ 50,001-$100,000
Mr. Keith                 None                    $ 0-$10,000
Mr. Nielson               None                    $10,001-$50,000

         As of the date of this Statement of Additional Information, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.


                               INVESTMENT ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Adviser (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the portfolio. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $25 billion in assets which it managed or supervised as of May 31, 2006.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to thirty-three mutual funds and 12 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $70 billion in gross assets have been deposited in First Trust Portfolios unit investment trusts.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not the purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including: compensation of its trustees (other than those affiliated with First Trust Advisors); custodian, transfer agency, administrative, accounting and dividend disbursing expenses; legal fees; sub-licensing fee; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         The Board of Trustees approved the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Adviser") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, the Adviser and Stonebridge Advisors, LLC (the "Sub-Adviser"), at a meeting held on April 17, 2006. The Board received and reviewed data from the Adviser and Sub-Adviser which was provided in response to a request from counsel to the Independent Trustees made in advance of the meeting. The Independent Trustees discussed these responses in a conference call prior to the meeting. At the meeting, the Trustees discussed the materials with representatives of the Adviser, the Sub-Adviser, Fund counsel and independent counsel. The Independent

                                        -33

Trustees met with independent counsel to review their duties and responsibilities in connection with their consideration of the Agreement and the Sub-Advisory Agreement. The Board concluded that the terms of the Agreement and the Sub-Advisory Agreement are fair and reasonable and that the Agreement and Sub-Advisory Agreement are in the best interests of the Fund. No single factor was determinative in the Board's analysis.

         The Trustees considered the nature, extent and quality of services to be provided under the Agreement, noting that the Adviser's employees provided management services to other closed-end funds in the First Trust complex with diligence and care. They noted the compliance program that had been developed by the Adviser and the skills of its employees who would be working with the Fund. The Trustees concluded they were comfortable that the Adviser had the capabilities and resources to oversee the operations of the Fund, including overseeing the Sub-Adviser, which they viewed as particularly important since the Sub-Adviser was recently formed and was in the process of hiring a new Chief Compliance Officer.

         The Trustees reviewed information compiled by Lipper Inc., an independent source, on management and advisory fees charged to ten other income and preferred stock closed-end funds using preferred stock leverage, and information provided by Lipper Inc. on a second larger peer group selected by the Adviser, and they discussed with representatives of the Adviser certain differences between the funds in each peer group and the Fund. The Trustees noted that the management fee to be paid to the Adviser was above the median, but was only 10 basis points higher than the management fee of the fund included in both the Lipper peer group and the Adviser-selected peer group that management stated was most similar to the Fund. Since the Fund is newly organized, the Board did not consider investment performance of the Fund. The Trustees concluded that the fees to be paid under the Agreement were reasonable.

         The Trustees considered the nature, extent and quality of services to be provided by the Sub-Adviser, and noted the background and experience of the portfolio management team. At the meeting, the Trustees received a presentation from the Sub-Adviser's President and Chief Investment Officer and the Senior Vice President and Portfolio Manager of the Sub-Adviser, who described the Sub-Adviser's experience and investment style. With respect to the Sub-Adviser's experience, the Trustees noted in particular that the Portfolio Manager had previously managed certain portfolio managers of other funds in the Lipper and Adviser-selected peer groups, as well as successfully managed preferred securities. The Independent Trustees noted that the Sub-Adviser was an affiliate of the Adviser and had many common officers, but they noted that the Sub-Adviser's President indicated he would be hiring a new Chief Compliance Officer. The Independent Trustees concurred that it was preferable for the Adviser and Sub-Adviser to have different Chief Compliance Officers. The Trustees also considered that the Sub-Adviser would not use any portion of Fund commissions to pay for research. The Trustees concluded that the Sub-Adviser had the capability to provide the necessary investment advisory services to the Fund.

         The Trustees considered the fees to be paid under the Sub-Advisory Agreement and noted that the fees would be paid by the Adviser from its advisory fee. The Sub-Adviser provided information on fees charged to clients for which it provides discretionary investment management services of preferred securities portfolios, and the Trustees noted that those fees generally were lower than the fees to be paid under the Sub-Advisory Agreement, but that the Sub-Adviser had indicated that it does not provide investment advisory services to institutional clients that have similar investment objectives and policies to the Fund's. The Trustees also noted that the fees to be paid under the Sub-Advisory Agreement were above the median of the few other sub-advised funds in the Lipper and Adviser-selected peer groups, but were not significantly higher. The Trustees concluded that the fees to be paid under the Sub-Advisory Agreement were reasonable in light of the Sub-Adviser's experience, but the Independent Trustees recommended, and the Board approved, that the Sub-Advisory Agreement be for an initial one-year term.

         The Trustees considered the Adviser's representation that the Fund's overall fee structure is not structured to pass the benefits of economies of scale on to shareholders as assets grow, but noted that assets are not expected to grow significantly after the initial issuance of shares since additional shares are expected to be issued only through the Fund's dividend reinvestment plan. The Trustees noted that the Adviser intended to continue to make investments in infrastructure and personnel. The Board considered the estimated level of profit to the Adviser under the Agreement and noted that a portion of the fee payable by the Fund to the Adviser would then be paid to the Sub-Adviser. They took this and other costs to be borne by the Adviser in connection with its services to be performed under the Agreement into consideration in analyzing the estimated profitability. The Trustees noted that the Adviser was unable to estimate the profitability of the Agreement to the Adviser, but they concluded that the anticipated profitability was not unreasonable. The Board did not consider an estimated level of profit to the Sub-Adviser under the Sub-Advisory Agreement, although the Trustees did review the pro-forma income statement prepared by the Sub-Adviser. The Board considered that the Adviser and Sub-Adviser had identified as a fall-out benefit their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with them.

         After discussion, the Board of Trustees, including the Independent Trustees, concluded that the Adviser and Sub-Adviser had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Trustees concluded unanimously that it was in the best interests of the Fund to approve the Agreement and the Sub-Advisory Agreement.

         For each of the first two years following the commencement of the Fund's operations through June 27, 2008, the Adviser has agreed to reduce its annual management fee to 0.65% of the Fund's Managed Assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Sub-Adviser has agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.20% of the Fund's Managed Assets.

CODE OF ETHICS

         The Fund, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-5850. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549.


                      PROXY VOTING POLICIES AND PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Stonebridge Advisors to the extent the Fund holds voting securities. Stonebridge Advisors' Proxy Voting Policy is set forth in Appendix B to this Statement of Additional Information.

         Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling (800) 621-1675 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                   SUB-ADVISER

         Stonebridge Advisors, LLC acts as the Fund's sub-investment adviser (the "Sub-Adviser") pursuant to a sub-investment advisory agreement with the Fund. The Sub-Adviser is a Delaware limited liability company with principal offices located at 187 Danbury Road, Wilton, Connecticut. The Sub-Adviser is owned 51% by the Adviser and 48% by its Stonebridge Asset Management LLP. The Sub-Adviser is a registered investment adviser under the Advisers Act, and had approximately $ 273 million of assets which it managed or supervised as of May 31, 2006. The majority of these assets are contained in unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of the Adviser for which the Sub-Adviser acts as sub-portfolio supervisor. Stonebridge Advisors, LLC, is a research-driven firm whose personnel have longstanding experience in investing in preferred securities, but no previous fund management experience. Set forth below is information regarding the key executives of the Sub-Adviser who will select and monitor the portfolio or provide managerial or executive support to the Fund.

         Scott Fleming, President, Chief Investment Officer and Founder. Mr. Fleming has over 20 years investment experience in the securities markets including the analysis of preferred securities. Prior to founding Stonebridge in December 2004, Mr. Fleming co-founded Spectrum Asset Management, Inc. ("Spectrum"), an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure at Spectrum, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York

City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received his MBA in Finance from Babson College in Wellesley, Massachusetts and a BS in Accounting from Bentley College in Waltham, Massachusetts.

         Robert De Rochie, Senior Vice President, Portfolio Manager and Senior Credit Analyst. Mr. De Rochie has 15 years of investment experience in the securities markets including the analysis of preferred securities. Prior to joining Stonebridge, Mr. De Rochie was Chief Financial Officer and Vice President of Investor Relations for Startech Environmental Corporation. He previously worked for Queensway Investment Counsel, Ltd. in Canada as Vice President/Portfolio Manager where he managed $250 million of assets primarily in fixed-income and preferred securities. Before that, Mr. De Rochie was Assistant Vice President, Portfolio Manager for National Reinsurance Corporation, where he managed assets of approximately $700 million in fixed-income securities, of which approximately $300 million were in preferred securities. Mr. De Rochie received his BS degree in Finance and Economics from Alfred University, Alfred, New York, and his MBA in Finance from the University of Bridgeport, Bridgeport, Connecticut.

         Richard Fortin, C.F.A., Vice President and Credit Analyst. Mr.Fortin brings over 10 years of equity capital markets experience to Stonebridge. He possesses a solid bottom-up approach to company, industry and financial markets analysis, and has, over several years, developed a number of proprietary analytical tools. Mr. Fortin was Senior Equity Analyst for the Telus Corporation Pension Fund where he was a member of the Canadian Equities team that managed assets exceeding $US 1 billion. Mr. Fortin previously worked for Queensway Investment Counsel, Ltd. in Canada as an Equity Analyst where he performed analysis of companies in a broad range of industries in the United States and Canada. Mr. Fortin received his Honors Bachelor of Commerce degree from the University of Ottawa in 1995, and his CFA designation in 2000.

         Dr. Allen Shepard, PhD, Risk Analyst. Dr. Shepard has three years of investment experience. Dr. Shepard joined Stonebridge in 2004 and developed proprietary hedging models for use in managing preferred and fixed-income securities. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. Dr. Shepard received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

         Robert Wolf, Assistant Vice President and Credit Analyst. Mr. Wolf brings nearly 7 years of fixed-income experience to Stonebridge. His primary focus is in providing credit and industry analysis for both investment grade and non-investment grade securities. Prior to joining Stonebridge, Mr. Wolf was a high yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers' Commercial Mortgage Back Securities ("CMBS") trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

         The portfolio managers also have responsibility for the day-to-day management and supervision of accounts other than the Fund, including separate accounts. The advisory fees received by Stonebridge in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.


-------------------------------- -------------------------------------------------------------------------------------
                                   NUMBER OF OTHER ACCOUNTS MANAGED OR SUPERVISED AND ASSETS BY ACCOUNT TYPE AS OF
                                                                    MARCH 31, 2006
-------------------------------- ----------------------------- -------------------------- ----------------------------
                                    REGISTERED INVESTMENT
                                          COMPANIES                   OTHER POOLED
 PORTFOLIO MANAGER*                 (OTHER THAN THE FUND)         INVESTMENT VEHICLES          OTHER ACCOUNTS
-------------------------------- ----------------------------- -------------------------- ----------------------------
Scott Fleming, President,              Number:   0                  Number:   0                Number:   0
Chief Executive Officer and            Assets:  $0                  Assets:  $0                Assets:  $0
Founder
-------------------------------- ----------------------------- -------------------------- ----------------------------
Robert De Rochie, Senior Vice          Number:                      Number:   0                Number:   0
President, Credit Analyst and          Assets:  $0                  Assets:  $0                Assets:  $0
Portfolio Manager.
-------------------------------- ----------------------------- -------------------------- ----------------------------
Richard Fortin, C.F.A., Vice           Number:   0                  Number:   0                Number:   0
President and Senior Credit            Assets:  $0                  Assets:  $0                Assets:  $0
Analyst
-------------------------------- ----------------------------- -------------------------- ----------------------------
Robert Wolf, Assistant Vice            Number:   0                  Number:   0                Number:   0
President and Credit Analyst           Assets:  $0                  Assets:  $0                Assets:  $0
-------------------------------- ----------------------------- -------------------------- ----------------------------


         As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by Stonebridge may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another accounts that may adversely impact the value of securities held by the Fund. However, Stonebridge believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which the Fund will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Stonebridge has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

         Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Sub-Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

         The portfolio managers are compensated with an industry competitive salary and a year-end discretionary bonus based on client service, asset growth and the performance of the fund.

         At June 30, 2006, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act (the "1934 Act")) any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

         The Sub-Adviser, subject to the Board of Trustees' and Adviser's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration and By-laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

         Pursuant to the Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through sub-advisory fees, as set forth in the Fund's Prospectus.

         The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Adviser, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the Independent Trustees of the Fund and the sole shareholder of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, the Sub-Adviser shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Adviser and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Adviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage (as defined in Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Adviser, viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         The Sub-Adviser's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

         In arranging for the purchase and sale of clients' portfolio securities, the Sub-Adviser takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Adviser's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Adviser does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

         When buying or selling securities in dealer markets, the Sub-Adviser generally prefers to deal directly with market makers in the securities. The Sub-Adviser will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Adviser and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

         The Sub-Adviser may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Adviser's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

         Portfolio transactions for each client account will generally be completed independently, except when the Sub-Adviser is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Adviser endeavors, when possible, to use an "averaging" procedure.

         Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Adviser unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

         The Sub-Adviser may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.


                              DESCRIPTION OF SHARES

COMMON SHARES

         The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the trustees in their sole discretion, without shareholder vote. The Fund's Declaration initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, including the Preferred Shares, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares are fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the trustees in their sole discretion) or rights to cumulative voting in the election of trustees.

         The Fund's Common Shares are currently listed on the American Stock Exchange under the symbol "FPI." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than NAV. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARES

         Under the terms of the Declaration, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of preferred shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees.

         The Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by the Fund). Preferred shares of the Fund rank on parity with shares of any other class or series of preferred shares of the Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All preferred shares of the Fund carry one vote per share on all matters on which such shares are entitled to be voted. The Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the shareholders of Common or Preferred Shares, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The Fund intends to borrow primarily using reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

         Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund is subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for short-term corporate debt securities or the Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common and Preferred Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common and Preferred Shareholders in certain circumstances.

         Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


     ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF THE PREFERRED SHARES

GENERAL

         DTC will act as the Securities Depository with respect to the Preferred Shares. All of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. The global certificate held by Cede & Co. will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Statement Establishing and Fixing the Rights and Preferences of Series M Auction Preferred Shares. We will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of our trustees, in circumstances described under "Description of Preferred Shares-Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of the Preferred Shares. Owners of Preferred Shares are not entitled to receive certificates representing their ownership interest.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participants in the Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent will act as our agent in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. We will indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the Auction Agency Agreement and under the Broker-Dealer

Agreements entered into by the Auction Agent pursuant to the Auction Agency Agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

         The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under the "The Auction-Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

BROKER-DEALERS

         The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of ____ of __% in the case of any Auction immediately preceding a distribution period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a distribution period of one year or longer, of the liquidation preference ($25,000 per share) of the Preferred Shares placed by such Broker-Dealer at such Auction. For purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and acquired by such Broker-Dealer for its customers who are beneficial owners of those Preferred Shares or (b) the subject of an order submitted by such Broker-Dealer that is (i) a bid of an existing holder that resulted in the existing holder continuing to hold Preferred Shares as a result of the Auction or (ii) a bid of a potential holder that resulted in the potential holder purchasing Preferred Shares as a result of the Auction or (iii) a valid hold order.

BROKER-DEALER BIDDING

         Under the Broker-Dealer Agreement, each Broker-Dealer is permitted, but not obligated, to submit orders in Auctions for its own account either as an existing holder or a potential seller bidder or a seller and may routinely do so in the auction rate securities market in its sole discretion. If a Broker-Dealer submits an order for its own account, it would have an advantage over other bidders because such Broker-Dealer would have knowledge of some or all of the other orders placed through such Broker-Dealer in that Auction. Therefore, a Broker-Dealer could determine the rate and size of its order to increase the likelihood that its order will be accepted in the Auction or that the Auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Auction Agent, with funds provided by us, to serve as a Broker-Dealer in the Auction, each Broker-Dealer's interests in conducting an Auction may differ from those of holders of Preferred Shares ("Beneficial Owners") and potential beneficial owners who participate in Auctions. A Broker-Dealer would not have knowledge of orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

         Each Broker-Dealer may routinely place one or more bids in an Auction for its own account to acquire the Preferred Shares for its inventory, to seek to prevent an event in which there are insufficient clearing bids ("Auction Failure Event") (which would result in the distribution rate being set at the maximum rate on the auction date) or to seek to prevent an Auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the Preferred Shares. Each Broker-Dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may also bid outside or inside the range of rates that it posts in its "price talk." Each Broker-Dealer also may routinely encourage bidding by others in Auctions, including to prevent an Auction Failure Event or an Auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the Preferred Shares. Each Broker-Dealer may routinely encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

         Bids by any Broker-Dealer or by those it may encourage to place bids are likely to affect (i) the distribution rate -- including preventing the applicable rate from being set at the maximum rate on the Auction date or otherwise causing bidders to receive a higher or lower rate than they might have received had such Broker-Dealer not bid or not encouraged others to bid and (ii) the allocation of Preferred Shares being auctioned -- including displacing some Beneficial Owners or potential beneficial owners who may have their bids rejected or receive fewer Preferred Shares than they would have received if such Broker-Dealer had not bid or encouraged others to bid. Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the Preferred Shares involves no significant liquidity or credit risk. No Broker-Dealer is obligated to continue to place such bids or encourage other bidders to do so in any particular Auction to prevent an Auction from failing or clearing at a distribution rate such Broker-Dealer believes does not reflect the market for the Preferred Shares. Investors should not assume that any Broker-Dealer will do so or that Auction Failure Events will not occur. Investors should also be aware that bids by a Broker-Dealer or by those it may encourage to place bids may cause unfavorable distribution rates to occur.

         In any particular Auction, if all outstanding Preferred Shares are the subject of submitted hold orders, the applicable rate for the next succeeding distribution period will be below the market rate on such Auction date, as described below (such a situation is called an "All Hold Auction"). When an All Hold Auction is likely, a Broker-Dealer may, but is not obligated to, advise Beneficial Owners of that fact, which might facilitate the submission of bids by Beneficial Owners that would avoid the occurrence of an All Hold Auction. If a Broker-Dealer decides to inform Beneficial Owners of the likelihood of an All Hold Auction, it will make that information available to all Beneficial Owners at the same time. If a Broker-Dealer holds any Preferred Shares for its own account on an Auction date, such Broker-Dealer will submit a sell order into the Auction with respect to such Preferred Shares, which would prevent that Auction from being an All Hold Auction. A Broker-Dealer may, but is not obligated to, submit bids for its own account in that same Auction, as set forth above.

AUCTION DEALER FEES

         For many auction rate securities, a broker-dealer is appointed by the issuer of the securities to serve as a dealer for the related Auctions and is paid by the issuer for its services. With respect to the Preferred Shares, each Broker-Dealer has been appointed to serve as a dealer in the Auctions pursuant to the Broker-Dealer Agreement between the Auction Agent and such Broker-Dealer. Each Broker-Dealer Agreement provides that the Auction Agent will pay to each Broker-Dealer from funds provided by us auction dealer fees at an annual rate of a percentage of the principal amount of the Preferred Shares sold or successfully placed through such Broker-Dealer. As a result, a Broker-Dealer's interests in conducting Auctions may differ from those of investors who participate in Auctions.

         A Broker-Dealer may share a portion of the auction dealer fees it receives from the Auction Agent with other broker-dealers that submit orders through such Broker-Dealer that such Broker-Dealer successfully places in the Auction. In general, auction dealers may share with a Broker-Dealer a portion of the fees they receive from an issuer when those dealers submit orders for such Broker-Dealer (on behalf of such Broker-Dealer or its customers) into Auctions in which such Broker-Dealer does not serve as a dealer. Similarly, with respect to Auctions for other auction rate securities for which a Broker-Dealer does not serve as a dealer, the other broker-dealers who serve as dealers in those Auctions may share auction dealer fees with such Broker-Dealer for orders that such Broker-Dealer submits through those broker-dealers that those broker-dealers successfully place in those Auctions.

PRICE TALK

         Before the start of an Auction, a Broker-Dealer may, in its discretion, make available to Beneficial Owners and potential beneficial owners such Broker-Dealer's good faith judgment of the range of likely clearing rates for the Auction, based on market and other information. This is known as "price talk." Price talk is not a guarantee that the distribution rate established through the Auction will be a distribution rate within the price talk, and Beneficial Owners and potential beneficial owners are free to use it or ignore it. If a Broker-Dealer provides price talk, such Broker-Dealer will make the price talk available to all Beneficial Owners and potential beneficial owner. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Such Broker-Dealer will make such changes available to all Beneficial Owners and potential beneficial owners that were given the original price talk.

ALL-OR-NOTHING BIDS

         No Broker-Dealer accepts "all-or-nothing" bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of Preferred Shares where there are not sufficient sell orders to fill all bids at the clearing rate.

NO ASSURANCES REGARDING AUCTION OUTCOMES

         None of the Broker-Dealers provides any assurance as to the outcome of any Auction. Nor does any Broker-Dealer provide any assurance that any orders will be accepted or that the Auction will clear at a rate that a bidder considers acceptable. Bids may be rejected or may be only partially filled, and the rate on any Preferred Shares purchased or retained may be lower than the bidder expected.

DEADLINES/AUCTION PERIODS

         Each particular Auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the Auction Agent. This deadline is called the "Submission Deadline." To provide sufficient time to process and submit customer bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline -- called the "Internal Submission Deadline" -- by which bidders must submit bids to such Broker-Dealer. The Internal Submission Deadline is subject to change by such Broker-Dealer. A Broker-Dealer may allow for correction of clerical errors after the Internal Submission Deadline and prior to the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Auction Submission Deadline. The Auction Agent may allow for the correction of clerical errors for a specified period of time after the Auction Submission Deadline.

         During any Auction period, the Fund may, pursuant to the terms of the Auction Procedures, designate a special rate period. In Auctions that are subject to the special rate period, a Broker-Dealer may place a bid to buy the Preferred Shares that may effectively place an upper limit on the rate that can be set at the Auction at a rate that is below the maximum rate on that Auction date. Such Broker Dealer may negotiate a separate fee from the Fund in such circumstances.

BENEFICIAL OWNER'S ABILITY TO RESELL PREFERRED SECURITIES MAY BE LIMITED

         Beneficial Owners will be able to sell all of the Preferred Shares in an Auction that are the subject of submitted sell orders only if there are bidders willing to purchase all those Preferred Shares offered for sale in the Auction. If sufficient clearing bids have not been made, Beneficial Owners that have submitted sell orders will not be able to sell in the Auction all, and may not be able to sell any, of the Preferred Shares subject to such submitted sell orders. As discussed above (see "Broker-Dealer Bidding"), a Broker-Dealer may submit a bid in an Auction to keep it from failing, but it is not obligated to do so. There may not always be enough bidders to prevent an auction from failing in the absence of a Broker-Dealer bidding in the Auction for its own account or encouraging others to bid. Therefore, Auction Failure Events are possible, especially if the Fund's credit were to deteriorate, a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to bid.

         Between Auctions, there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide Beneficial Owners the ability to resell the Preferred Shares in the secondary market on the terms or at the times desired by an Beneficial Owner. A Broker-Dealer may, in its own discretion, decide to buy or sell the Preferred

Shares in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below, or above the par value of the Preferred Shares. However, no Broker-Dealer is obligated to make a market in the Preferred Shares, and may discontinue trading in the Preferred Shares without notice for any reason at any time. Beneficial Owners who resell between Auctions may receive less than par value, depending on market conditions.

         The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving at least 60 days notice to us, or if we owe amounts to the Auction Agent, at least 30 days notice to us, and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place if its fee has not been paid. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon [___] days notice or immediately, in certain circumstances, and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. Resignation of the Auction Agent under the Auction Agent Agreement or a Broker-Dealer under a Broker-Dealer Agreement could impact the ability of the Fund to hold Auctions. For any Auction period during which there is no duly appointed Auction Agent, or during which there is no duly appointed Broker-Dealer, it will not be possible to hold Auctions, with the result that the interest rate on the Preferred Shares will be the maximum rate on that Auction date.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but the Board of Trustees may increase the size of the Board up to a total of 15 Trustees. Vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. Specifically, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund, (5) removal of trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the trustees.

         Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

         As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other trustee. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the trustees, in consultation with the Fund's Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the trustees may determine that, in the interest of the Fund and its Shareholders, no action should be taken.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from NAV will be made by the trustees at the time they consider such issue, it is the trustees' present policy, which may be changed by the trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The trustees may in the future modify these conditions in light of experience with respect to the Fund.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Description of the Preferred Shares--Voting Rights." If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the American Stock Exchange. Any Preferred Shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                           FEDERAL INCOME TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning and disposing of Preferred Shares. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be held by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Preferred Shareholders.

         The Preferred Shares will constitute stock, and distributions by us with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of our current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service might take a contrary position, asserting, for example, that the Preferred Shares constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions to you would constitute interest, whether or not they exceeded our earnings and profits, would be included in full in your income, and would be taxed as ordinary income. Our counsel believes that such a position, if asserted by the Internal Revenue Service, would be unlikely to be upheld by a competent court.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

         The IRS currently requires that a RIC that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, we intend each taxable year to allocate capital gain dividends for tax purposes among our Common Shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. In order to satisfy both the 1940 Act requirement that capital gains dividends be distributed only once (or, under certain circumstances, twice) per year and the federal income tax requirements, we may under certain circumstances be forced to retain capital gains and pay tax on those retained gains at the Fund level, all without the benefit of deemed gain distributions and deemed tax credits to our shareholders; in addition, our shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, compliance with both the 1940 Act and the RIC federal income tax requirements may result in double taxation of gains that we have to retain and pay tax on, or alternatively, we may accelerate capital losses and defer capital gains, even if this would be contrary to our otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation.

         In addition, also because of the 1940 Act limitations on when capital gain dividends may be distributed, shareholders who hold Preferred Shares on the ex-dividend date for a capital gains dividend will be entitled to a capital gains dividend, but shareholders who hold shares at other times during the year (but not on the capital gains ex-dividend date) would not be entitled to a capital gains dividend.

         As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders. The Fund intends to distribute to its Preferred Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to Preferred Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to Preferred Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law would constitute qualified dividend income in the case of individual Preferred Shareholders and would be eligible for the corporate dividends received deduction.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits. However, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a RIC such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are treated as qualified dividend income only in certain circumstances. Dividends paid out of the Fund's investment company taxable income that are not attributable to qualified dividend income received by the Fund itself are not taxed to individual shareholders at the same rates that apply to net capital gain but are generally taxed at the shareholder's higher ordinary tax rate.

         These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2011.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

DIVIDENDS RECEIVED DEDUCTION

         A corporation that owns shares will generally be entitled to the 70% dividends received deduction with respect to a portion of the dividends received from the Fund.

SALE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

         The Fund may, at its option, redeem the Preferred Shares in whole or in part and the Fund is generally required to redeem the Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of the Preferred Shares will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of the Preferred Shareholder's interest in the Fund, (c) is "substantially disproportionate" with respect to the Preferred Shareholder's interest in the Fund, or (d) with respect to a non-corporate Preferred Shareholder, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a Preferred Shareholder's ownership of Common Shares, if any, will be taken into account.

NATURE OF THE FUND'S INVESTMENTS

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as short-term capital gain dividends attributable to certain short-term capital gains recognized by the Fund are subject to similar rules.

         In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as interest-related dividends attributable to certain interest received by the Fund may not be subject to U.S. federal income tax when received by certain non-U.S. shareholders, provided the Fund makes certain elections and certain conditions are met.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

       As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Lehman Brothers MBS Fixed Rate Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods.

(Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

         The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                  ERV = P(1+T)/n/

            Where  P  = a hypothetical initial payment of $1,000
                   T  = average annual total return
                   n  = number of years
                 ERV  = ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                ATV/D/ = P(1+T)/n/

          Where: P =  a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years
            ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                ATV/DR/ = P(1+T)/n/

          Where: P =  a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions and redemption)
                 n =  number of years
          ATV/DR/  =  ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2 [( a-b/cd +1)/6/ - 1]

            Where: a = dividends and interest earned during the period
                   b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                   d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Statement of Assets and Liabilities of the Fund as of June 20, 2006, appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606-4301.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

         PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Philadelphia, Pennsylvania 19153, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 4400 Computer Drive, Westboro, Massachusetts 01531, is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust Tax-Advantaged Preferred Income Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Tax-Advantaged Preferred Income Fund (the "Fund"), as of June 20, 2006. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of First Trust Tax-Advantaged Preferred Income Fund as of June 20, 2006, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Chicago, Illinois
June 23, 2006

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                              FINANCIAL STATEMENTS


                       Statement of Assets and Liabilities
                                  June 20, 2006

ASSETS:
Cash                                                                $100,008
Offering costs                                                      $200,000
                                                                    --------
                                                                    $300,008
                                                                    ========
LIABILITIES:
Offering costs payable                                              $200,000
                                                                    --------
Net Assets                                                          $100,008
                                                                    --------

NET ASSETS - Applicable to 5,236 shares                             $100,008
NET ASSET VALUE PER SHARE (net assets divided by
5,236 shares)                                                        $19.100
                                                                    ========
MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.5% of offering price)                   $20.000
                                                                    --------

Notes to Statement of Assets and Liabilities:

Note 1.  Organization

First Trust Tax-Advantaged Preferred Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized on March 9, 2006 as a Massachusetts business trust pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through June 20, 2006 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios L.P.

Note 2.  Significant Accounting Policies

The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the statement of assets and liabilities. Actual results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Note 3.  Fees and Other Transactions with Affiliated Parties

On April 17, 2006, the Fund's Board of Trustees approved an Investment Management Agreement with First Trust Advisors L.P. (the "Adviser"). The Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, equal to the annual rate of 1.00% of the Fund's average daily managed assets as defined in the prospectus.

                                        -64-

Stonebridge Advisors, LLC (the "Sub-Adviser") will receive a portfolio management fee equal to 0.50% of the Fund's average daily managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

The Adviser has assumed organization costs estimated to be $50,000. The Adviser has also agreed to assume offering costs in excess of $0.04 per common share, if any. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational and offering costs of the Fund that exceed $0.04 per common share. Offering costs will be charged to paid-in-capital in proportion to the number of shares sold during the offering period.

                             STATEMENT OF OPERATIONS

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

             o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

             o    Nature of and provisions of the obligation; and

             o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated `BB,' `B,' `CCC,' `CC,' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic

                                      A-2

conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

         The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion

                                      A-3

of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA,' `AA,' `A,' `BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

         Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                                      A-4


             - Chapter 1 Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

             - Chapter 2 Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

            Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                      A-5


A-3

         A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

SHORT-TERM DEBT RATINGS

         There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

                                      A-6


MIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

         This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

         This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

                                      A-7


SG

         This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

COMMERCIAL PAPER

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

     Fitch Rating Services, Inc.-- A brief description of the applicable Fitch Rating Services, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                      A-8


LONG-TERM CREDIT RATINGS

         International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

         Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

         Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                      A-9


B

         Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

         International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

                                      A-10


F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC,' or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                      A-11


         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                            STONEBRIDGE ADVISORS, LLC
                             PROXY VOTING GUIDELINES

         Stonebridge Advisors, LLC (the "Adviser") may serve as investment adviser providing discretionary investment advisory services to open or closed-end investment companies (the "Funds"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

          1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

          2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

          3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

          4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

          5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

          7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  May 20, 2006

ISS 2006 US PROXY VOTING GUIDELINES

                                     SUMMARY

[GRAPHIC OMITTED]

                       INSTITUTIONAL SHAREHOLDER SERVICES


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Copyright (C) 2005 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or
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to: Institutional
Shareholder Services
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ISS is a trademark used herein under license.

ISS 2006 PROXY VOTING GUIDELINES SUMMARY
EFFECTIVE FOR MEETINGS FEB 1, 2006
UPDATED DEC 19, 2005

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS                                                          6
     Adjourn Meeting                                                          6
     Amend Quorum Requirements                                                6
     Amend Minor Bylaws                                                       6
     Change Company Name                                                      6
     Change Date, Time, or Location of Annual Meeting                         6
     Ratifying Auditors                                                       6
     Transact Other Business                                                  6

2. BOARD OF DIRECTORS:                                                        7
     Voting on Director Nominees in Uncontested Elections                     7
     2006 Classification of Directors                                         9
     Age Limits                                                              10
     Board Size                                                              10
     Classification/Declassification of the Board                            10
     Cumulative Voting                                                       10
     Director and Officer Indemnification and Liability Protection           11
     Establish/Amend Nominee Qualifications                                  11
     Filling Vacancies/Removal of Directors                                  11
     Independent Chair (Separate Chair/CEO)                                  11
     Majority of Independent Directors/Establishment of Committees           12
     Majority Vote Shareholder Proposals                                     12
     Office of the Board                                                     13
     Open Access                                                             13
     Stock Ownership Requirements                                            13
     Term Limits                                                             13

3. PROXY CONTESTS                                                            14
     Voting for Director Nominees in Contested Elections                     14
     Reimbursing Proxy Solicitation Expenses                                 14
     Confidential Voting                                                     14

4.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES                         15
     Advance Notice Requirements for Shareholder Proposals/Nominations       15
     Amend Bylaws without Shareholder Consent                                15
     Poison Pills                                                            15
     Shareholder Ability to Act by Written Consent                           15
     Shareholder Ability to Call Special Meetings                            15
     Supermajority Vote Requirements                                         15

5.   MERGERS AND CORPORATE RESTRUCTURINGS                                    16
     Overall Approach                                                        16
     Appraisal Rights                                                        16
     Asset Purchases                                                         16
     Asset Sales                                                             17
     Bundled Proposals                                                       17
     Conversion of Securities                                                17
     Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
       Plans/Reverse Leveraged Buyouts/Wrap Plans                            17
     Formation of Holding Company                                            17
     Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark) 18
     Joint Ventures                                                          18
     Liquidations                                                            18
     Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
        or Acquisition                                                       18
     Private Placements/Warrants/Convertible Debentures                      18
     Spinoffs                                                                19
     Value Maximization Proposals                                            19

6. STATE OF INCORPORATION                                                    20
     Control Share Acquisition Provisions                                    20
     Control Share Cash-out Provisions                                       20
     Disgorgement Provisions                                                 20
     Fair Price Provisions                                                   20
     Freeze-out Provisions                                                   20
     Greenmail                                                               20
     Reincorporation Proposals                                               21
     Stakeholder Provisions                                                  21
     State Antitakeover Statutes                                             21

7. CAPITAL STRUCTURE                                                         22
     Adjustments to Par Value of Common Stock                                22
     Common Stock Authorization                                              22
     Dual-Class Stock                                                        22
     Issue Stock for Use with Rights Plan                                    22
     Preemptive Rights                                                       22
     Preferred Stock                                                         22
     Recapitalization                                                        23
     Reverse Stock Splits                                                    23
     Share Repurchase Programs                                               23
     Stock Distributions: Splits and Dividends                               23
     Tracking Stock                                                          23

8. EXECUTIVE AND DIRECTOR COMPENSATION                                       24
     Equity Compensation Plans                                               24
     Cost of Equity Plans                                                    24
     Repricing Provisions                                                    24

     Pay-for Performance Disconnect                                          24
     Three-Year Burn Rate/Burn Rate Commitment                               26
     Poor Pay Practices                                                      27
     Specific Treatment of Certain Award Types in Equity Plan Evaluations:   28
     Dividend Equivalent Rights                                              28
     Liberal Share Recycling Provisions                                      28
     Transferable Stock Option Awards                                        28
     Other Compensation Proposals and Policies                               28
     401(k) Employee Benefit Plans                                           28
     Director Compensation                                                   28
     Director Retirement Plans                                               29
     Disclosure of CEO Compensation-Tally Sheet                              29
     Employee Stock Ownership Plans (ESOPs)                                  30
     Employee Stock Purchase Plans-- Qualified Plans                         30
     Employee Stock Purchase Plans-- Non-Qualified Plans                     31
     Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related     31
     Compensation Proposals)                                                 31
     Option Exchange Programs/Repricing Options                              31
     Stock Plans in Lieu of Cash                                             32
     Transfer Programs of Stock Options                                      32
     Shareholder Proposals on Compensation                                   32
     Disclosure/Setting Levels or Types of Compensation for
        Executives and Directors                                             32
     Option Expensing                                                        33
     Option Repricing                                                        33
     Pension Plan Income Accounting                                          33
     Performance-Based Awards                                                33
     Severance Agreements for Executives/Golden Parachutes                   33
     Supplemental Executive Retirement Plans (SERPs)                         33

9. CORPORATE RESPONSIBILITY                                                  34
     Consumer Issues and Public Safety                                       34
     Animal Rights                                                           34
     Drug Pricing                                                            34
     Drug Reimportation                                                      34
     Genetically Modified Foods                                              34
     Handguns                                                                35
     HIV/AIDS                                                                35
     Predatory Lending                                                       35
     Tobacco                                                                 36
     Toxic Chemicals                                                         36
     Environment and Energy                                                  37
     Arctic National Wildlife Refuge                                         37
     CERES Principles                                                        37
     Concentrated Area Feeding Operations (CAFOs)                            37
     Environmental-Economic Risk Report                                      37
     Environmental Reports                                                   37

     Global Warming                                                          37
     Kyoto Protocol Compliance                                               38
     Land Use                                                                38
     Nuclear Safety                                                          38
     Operations in Protected Areas                                           38
     Recycling                                                               38
     Renewable Energy                                                        38
     Sustainability Report                                                   39
     General Corporate Issues                                                39
     Charitable/Political Contributions                                      39
     Link Executive Compensation to Social Performance                       39
     Outsourcing/Offshoring                                                  40
     Labor Standards and Human Rights                                        40
     China Principles                                                        40
     Country-specific Human Rights Reports                                   40
     International Codes of Conduct/Vendor Standards                         40
     MacBride Principles                                                     41
     Military Business                                                       41
     Foreign Military Sales/Offsets                                          41
     Landmines and Cluster Bombs                                             41
     Nuclear Weapons                                                         41
     Operations in Nations Sponsoring Terrorism (e.g., Iran)                 42
     Spaced-Based Weaponization                                              42
     Workplace Diversity                                                     42
     Board Diversity                                                         42
     Equal Employment Opportunity (EEO)                                      42
     Glass Ceiling                                                           42
     Sexual Orientation                                                      43

10.  MUTUAL FUND PROXIES                                                     44
     Election of Directors                                                   44
     Converting Closed-end Fund to Open-end Fund                             44
     Proxy Contests                                                          44
     Investment Advisory Agreements                                          44
     Approving New Classes or Series of Shares                               44
     Preferred Stock Proposals                                               44
     1940 Act Policies                                                       44
     Changing a Fundamental Restriction to a Nonfundamental Restriction      45
     Change Fundamental Investment Objective to Nonfundamental               45
     Name Change Proposals                                                   45
     Change in Fund's Subclassification                                      45
     Disposition of Assets/Termination/Liquidation                           45
     Changes to the Charter Document                                         45
     Changing the Domicile of a Fund                                         46
     Authorizing the Board to Hire and Terminate Subadvisors Without
        Shareholder Approval                                                 46
     Distribution Agreements                                                 46

     Master-Feeder Structure                                                 46
     Mergers                                                                 46
     Shareholder Proposals for Mutual Funds                                  46
     Establish Director Ownership Requirement                                46
     Reimburse Shareholder for Expenses Incurred                             46
     Terminate the Investment Advisor                                        46

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent,

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     o Composition of the board and key board committees;

     o Attendance at board and committee meetings;

     o Corporate governance provisions and takeover activity;

     o Disclosures under Section 404 of Sarbanes-Oxley Act;

     o Long-term company performance relative to a market and peer index;

     o Extent of the director's investment in the company;

     o Existence of related party transactions;

     o Whether the chairman is also serving as CEO;

     o Whether a retired CEO sits on the board;

     o Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     o Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group
       (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o The company has poor compensation practices, which include, but are not limited to:

         - Egregious employment contracts including excessive severance provisions;

         - Excessive perks that dominate compensation;

         - Huge bonus payouts without justifiable performance linkage;

         - Performance metrics that are changed during the performance period;

         - Egregious SERP (Supplemental Executive Retirement Plans) payouts;

         - New CEO with overly generous new hire package;

         - I Internal pay disparity;

         - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 CLASSIFICATION OF DIRECTORS

--------------------------------------------------------------------------------
INSIDE DIRECTOR (I)

     o Employee of the company or one of its affiliates; (1)

     o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     o Listed as a Section 16 officer; (2)

     o Current interim CEO;

     o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     o Board attestation that an outside director is not independent;

     o Former CEO of the company;

     o Former CEO of an acquired company within the past five years;

     o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)

     o Former executive of the company, an affiliate or an acquired firm within the past five years;

     o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     o Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     o Relative4 of a current employee of company or its affiliates;

     o Relative(4) of former executive, including CEO, of company or its affiliate within the last five years;

     o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

     o Employed by (or a relative is employed by) a significant customer or supplier; (5)

     o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (5)

     o Any material financial tie or other related party transactional relationship to the company;

     o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)

     o Founder 7 of the company but not currently an employee;

     o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments5 from the company or its affiliates. (1)

INDEPENDENT OUTSIDE DIRECTOR (IO)


     o No material 8 connection to the company other than a board seat.

FOOTNOTES:

     1 "Affiliate" includes a subsidiary, sibling company, or parent company.
       ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

     2 "Executives" (officers subject to Section 16 of the Securities and
       Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

     3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, longterm health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

     4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

     5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

     6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

     7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

     8 For purposes of ISS' director independence classification, "material"
       will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
--------------------------------------------------------------------------------

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

     o the presence of a majority threshold voting standard;

     o a proxy access provision in the company's bylaws or governance documents; or

     o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

     o Annually elected board;

     o Two-thirds of the board composed of independent directors;

     o Nominating committee composed solely of independent directors;

     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     o Absence of superior voting rights for one or more classes of stock;

     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

     o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

   o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

   o If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

         - Serves as liaison between the chairman and the independent directors,

         - Approves information sent to the board,

         - Approves meeting agendas for the board,

         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

         - Has the authority to call meetings of the independent directors,

         - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o Two-thirds independent board;

     o All-independent key committees;

     o Established governance guidelines;

     o The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

   o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

   o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

   o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

   o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

   o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     o Effectively disclosed information with respect to this structure to its shareholders;

     o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o Management's track record;

     o Background to the proxy contest;

     o Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

   o Shareholders have approved the adoption of the plan; or

   o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o No lower than a 20% trigger, flip-in or flip-over;

     o A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.



5. MERGERS AND CORPORATE RESTRUCTURINGS
OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

   o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

   o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

   o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

   o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

   o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

   o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o Purchase price;

     o Fairness opinion;

     o Financial and strategic benefits;

     o How the deal was negotiated;

     o Conflicts of interest;

     o Other alternatives for the business;

     o Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     o Impact on the balance sheet/working capital;

     o Potential elimination of diseconomies;

     o Anticipated financial and operating benefits;

     o Anticipated use of funds;

     o Value received for the asset;

     o Fairness opinion;

     o How the deal was negotiated;

     o Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     o Dilution to existing shareholders' position;

     o Terms of the offer;

     o Financial issues;

     o Management's efforts to pursue other alternatives;

     o Control issues;

     o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     o The reasons for the change;

     o Any financial or tax benefits;

     o Regulatory benefits;

     o Increases in capital structure;

     o Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     o Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     o Cash-out value;

     o Whether the interests of continuing and cashed-out shareholders are balanced; and o The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     o Percentage of assets/business contributed;

     o Percentage ownership;

     o Financial and strategic benefits;

     o Governance structure;

     o Conflicts of interest;

     o Other alternatives;

     o Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     o Management's efforts to pursue other alternatives;

     o Appraisal value of assets; and

     o The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     o Dilution to existing shareholders' position;

     o Terms of the offer;

     o Financial issues;

     o Management's efforts to pursue other alternatives;

     o Control issues;

     o Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     o Tax and regulatory advantages;

     o Planned use of the sale proceeds;

     o Valuation of spinoff;

     o Fairness opinion;

     o Benefits to the parent company;

     o Conflicts of interest;

     o Managerial incentives;

     o Corporate governance changes;

     o Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     o Prolonged poor performance with no turnaround in sight;

     o Signs of entrenched board and management;

     o Strategic plan in place for improving value;

     o Likelihood of receiving reasonable value in a sale or dissolution; and

     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     o Rationale;

     o Good performance with respect to peers and index on a five-year total shareholder return basis;

     o Absence of non-shareholder approved poison pill;

     o Reasonable equity compensation burn rate;

     o No non-shareholder approved pay plans; and

     o Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders;

     o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     o More simplified capital structure;

     o Enhanced liquidity;

     o Fairness of conversion terms;

     o Impact on voting power and dividends;

     o Reasons for the reclassification;

     o Conflicts of interest; and

     o Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     o Adverse governance changes;

     o Excessive increases in authorized capital stock;

     o Unfair method of distribution;

     o Diminution of voting rights;

     o Adverse conversion features;

     o Negative impact on stock option plans; and

     o Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION
EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options without prior shareholder approval;

     o There is a disconnect between CEO pay and the company's performance;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     o The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

     o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     o the main source of the pay increase (over half) is equity-based, and

     o the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

   o The compensation committee has reviewed all components of the CEO's compensation, including the following:

         - Base salary, bonus, long-term incentives;

         - Accumulative realized and unrealized stock option and restricted stock gains;

         - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

         - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

         - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

   o A tally sheet with all the above components should be disclosed for the following termination scenarios:

         - Payment if termination occurs within 12 months: $_____;

         - Payment if "not for cause" termination occurs within 12 months:
           $_____;

         - Payment if "change of control" termination occurs within 12 months:
           $_____.

   o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

     The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

   o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

   o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

------------------------
1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).



2006 PROXY SEASON BURN RATE TABLE

                                                       RUSSELL 3000                  NON-RUSSELL 3000
                                                        STANDARD                          STANDARD
GICS               DESCRIPTION                  MEAN    DEVIATION   MEAN+STDEV    MEAN    DEVIATION    MEAN+STDEV
1010               Energy                       1.53%    0.96%       2.50%      2.03%      2.53%        4.56%
1510               Materials                    1.37%    0.74%       2.11%      2.15%      2.01%        4.16%
2010               Capital Goods                1.84%    1.09%       2.93%      2.74%      2.63%        5.37%
2020               Commercial Services &        2.73%    1.60%       4.33%      3.43%      4.18%        7.61%
                   Supplies
2030               Automobiles & Components 1    .97%    1.27%       3.24%      2.23%      2.29%        4.51%
2520               Consumer Durables & Apparel  2.04%    1.22%       3.26%      2.86%      2.48%        5.35%
2530               Hotels Restaurants &         2.22%    1.09%       3.31%      2.71%      2.46%        5.17%
                   Leisure
2540               Media                        2.14%    1.24%       3.38%      3.26%      2.52%        5.77%
2550               Retailing                    2.54%    1.59%       4.12%      4.01%      4.03%        8.03%
3010, 3020,        Food & Staples Retailing     1.82%    1.31%       3.13%      2.20%      2.79%        4.99%
3030
3510               Health Care Equipment &      3.20%    1.71%       4.91%      4.33%      3.20%        7.53%
                   Services
3520               Pharmaceuticals &            3.70%    1.87%       5.57%      5.41%      4.74%       10.15%
                   Biotechnology
4010               Banks                        1.46%    1.00%       2.46%      1.38%      1.42%        2.79%
4020               Diversified Financials       3.00%    2.28%       5.28%      4.46%      4.01%        8.47%
4030               Insurance                    1.52%    1.04%       2.56%      2.25%      2.85%        5.10%
4040               Real Estate                  1.30%    1.01%       2.31%      1.12%      1.67%        2.79%
4510               Software & Services          5.02%    2.98%       8.00%      6.92%      6.05%       12.97%
4520               Technology Hardware &        3.64%    2.48%       6.11%      4.73%      4.02%        8.75%
                   Equipment
4530               Semiconductors &             4.81%    2.86%       7.67%      5.01%      3.06%        8.07%
                   Semiconductor Equip
5010               Telecommunication Services   2.31%    1.61%       3.92%      3.70%      3.41%        7.11%
5510               Utilities                    0.94%    0.62%       1.56%      2.11%      4.13%        6.24%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

CHARACTERISTICS                    ANNUAL STOCK PRICE            PREMIUM
                                   VOLATILITY
High annual volatility             53% and higher                1 full-value award for 1.5 option shares
Moderate annual volatility         25% - 52%                     1 full-value award for 2.0 option shares
Low annual volatility              Less than 25%                 1 full-value award for 4.0 option shares

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

     o Egregious employment contracts including excessive severance provisions;

     o Excessive perks that dominate compensation;

     o Huge bonus payouts without justifiable performance linkage;

     o Performance metrics that are changed during the performance period;

     o Egregious SERP (Supplemental Executive Retirement Plans) payouts;

     o New CEO with overly generous hiring package;

     o Internal pay disparity;

     o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN
EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     o Vesting schedule or mandatory holding/deferral period:

         - A minimum vesting of three years for stock options or restricted stock; or

         - Deferred stock payable at the end of a three-year deferral period.

     o Mix between cash and equity:

         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or


         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

COMPONENT                                AMOUNT EARNED/GRANTED                  DESCRIPTION
Base Salary                              Current figure                         Explanation of any increase in base
                                                                                salary


                                      B-33


COMPONENT                                AMOUNT EARNED/GRANTED                  DESCRIPTION

Annual Incentive                         Target:                                Explanation of specific
                                         Actual earned:                         performance measures and
                                                                                actual deliverables.


                                                                                State amount tied
                                                                                to actual performance.

                                                                                State any discretionary bonus.

Stock Options                            Number granted:                        Rationale for determining the
                                         Exercise price:                        number of stock options
                                         Vesting:                               issued to CEO.
                                         Grant value:
                                                                                Accumulated dividend equivalents
                                                                                (if any).

Restricted Stock                         Number granted:                        Performance based or time
                                         Vesting:                               based.
                                         Grant value:
                                                                                Rationale for determining
                                                                                the number of restricted
                                                                                stock issued to CEO.

                                                                                Accumulated dividends on
                                                                                vested and unvested portion.

Performance Shares                       Minimum:                               Explanation of specific
                                         Target:                                performance measures and
                                         Maximum:                               actual deliverables.
                                         Actual earned:                         Any dividends on unearned
                                         Grant value:                           performance shares.

Deferred compensation                    Executive portion:                     Provide structure and terms of
                                         Company match (if any):                program.

                                         Accumulated executive                  Explanation of interest,
                                         portion:                               formulas, minimum
                                                                                guarantees or multipliers on
                                         Accumulated company match              deferred compensation.
                                         (if any):
                                                                                Any holding periods on the
                                                                                company match portion.
                                                                                Funding mechanism

                                      B-34


COMPONENT                                AMOUNT EARNED/GRANTED                  DESCRIPTION

Supplemental retirement                  Actual projected payment               Provide structure and terms of
benefit                                  obligations                            program.

                                                                                Explanation of formula,
                                                                                additional credits for years
                                                                                not worked, multipliers or
                                                                                interest on SERPs.

                                                                                Funding mechanism.

Executive perquisites                    Breakdown of the market                The types of perquisites
                                         value of various perquisites           provided. Examples: company
                                                                                aircraft, company cars, etc.

Gross-ups (if any)                       Breakdown of gross-ups for
                                         any pay component

Severance associated with                Estimated payout amounts for           Single trigger or double
change-in-control                        cash, equity and benefits              trigger

Severance (Termination                   Estimated payout amounts for
scenario under "for cause" and           cash, equity and benefits
"not for cause")                         under different scenarios

Post retirement package                  Estimated value of consulting
                                         agreement and continuation of
                                         benefits

ESTIMATED TOTAL PACKAGE                  $

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o Purchase price is at least 85 percent of fair market value;

     o Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     o Purchase price is less than 85 percent of fair market value; or

     o Offering period is greater than 27 months; or

     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

                                      B-35


EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

   o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

   o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

   o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

   o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     o Historic trading patterns;

     o Rationale for the repricing;

     o Value-for-value exchange;

     o Treatment of surrendered options;

     o Option vesting;

     o Term of the option;

     o Exercise price;

     o Participation.

                                      B-36


If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o Executive officers and non-employee directors are excluded from participating;

     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND
DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

                                      B-37


Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

   o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

   o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o The triggering mechanism should be beyond the control of management;

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's

                                      B-38

executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. CORPORATE RESPONSIBILITY
CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation;

     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance;

     o The company's standards are comparable to or better than those of peer firms; and

     o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     o The existing level of disclosure on pricing policies;

     o Deviation from established industry pricing norms;

     o The company's existing initiatives to provide its products to needy consumers;

     o Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

                                      B-39


Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     o The company's existing healthcare policies, including benefits and healthcare access for local workers;

     o Company donations to healthcare providers operating in the region.

                                      B-40


Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     o Whether the company has adequately disclosed the financial risks of its subprime business;

     o Whether the company has been subject to violations of lending laws or serious lending controversies;

     o Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

     o Whether the company complies with all local ordinances and regulations;

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     o The risk of any health-related liabilities.

Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     o Whether the company has gone as far as peers in restricting advertising;

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     o The percentage of the company's business affected;

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     o The percentage of the company's business affected;

     o The feasibility of a spin-off;

     o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

                                      B-41


Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     o Current regulations in the markets in which the company operates;

     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     o The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o New legislation is adopted allowing development and drilling in the ANWR region;

     o The company intends to pursue operations in the ANWR; and

     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     o Environmentally conscious practices of peer companies, including endorsement of CERES;

     o Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

   o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

   o The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

                                      B-42


Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     o The feasibility of financially quantifying environmental risk factors;

     o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     o The costs associated with implementing improved standards;

     o The potential costs associated with remediation resulting from poor environmental performance; and

     o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     o The company does not maintain operations in Kyoto signatory markets;

     o The company already evaluates and substantially discloses such information; or,

     o Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

   o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

   o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

                                      B-43


   o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

   o The company does not currently have operations or plans to develop operations in these protected regions; or,

   o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o The nature of the company's business and the percentage affected;

     o The extent that peer companies are recycling;

     o The timetable prescribed by the proposal;

     o The costs and methods of implementation;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

   o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

   o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES
CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

                                      B-44


Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o The relevance of the issue to be linked to pay;

     o The degree that social performance is already included in the company's pay structure and disclosed;

     o The degree that social performance is used by peer companies in setting pay;

     o Violations or complaints filed against the company relating to the particular social performance measure;

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o Independence of the compensation committee;

     o Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

                                      B-45


     o Risks associated with certain international markets;

     o The utility of such a report to shareholders;

     o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations; and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o The nature and amount of company business in that country;

     o The company's workplace code of conduct;

     o Proprietary and confidential information involved;

     o Company compliance with U.S. regulations on investing in the country;

     o Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     o Agreements with foreign suppliers to meet certain workplace standards;

     o Whether company and vendor facilities are monitored and how;

     o Company participation in fair labor organizations;

     o Type of business;

     o Proportion of business conducted overseas;

     o Countries of operation with known human rights abuses;

     o Whether the company has been recently involved in significant labor and human rights controversies or violations;

     o Peer company standards and practices;

     o Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

   o The company does not operate in countries with significant human rights violations; o The company has no recent human rights controversies or violations; or o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

                                      B-46


     o Company compliance with or violations of the Fair Employment Act of 1989;

     o Company antidiscrimination policies that already exceed the legal requirements;

     o The cost and feasibility of adopting all nine principles;

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     o The potential for charges of reverse discrimination;

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     o The level of the company's investment in Northern Ireland;

     o The number of company employees in Northern Ireland;

     o The degree that industry peers have adopted the MacBride Principles;

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o Whether the company has in the past manufactured landmine components;

     o Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o What weapons classifications the proponent views as cluster bombs;

     o Whether the company currently or in the past has manufactured cluster bombs or their components;

     o The percentage of revenue derived from cluster bomb manufacture;

     o Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

   o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

                                      B-47


   o Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o The information is already publicly available; or

     o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business; or

     o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o The degree of board diversity;

     o Comparison with peer companies;

     o Established process for improving board diversity;

     o Existence of independent nominating committee;

     o Use of outside search firm;

     o History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o The company has well-documented equal opportunity programs;

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o The composition of senior management and the board is fairly inclusive;

     o The company has well-documented programs addressing diversity initiatives and leadership development;

                                      B-48


     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o Past performance as a closed-end fund;

     o Market in which the fund invests;

     o Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     o Past performance relative to its peers;

     o Market in which fund invests;

     o Measures taken by the board to address the issues;

     o Past shareholder activism, board activity, and votes on related proposals;

     o Strategy of the incumbents versus the dissidents;

     o Independence of directors;

     o Experience and skills of director candidates;

     o Governance profile of the company;

     o Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     o Proposed and current fee schedules;

     o Fund category/investment objective;

     o Performance benchmarks;

     o Share price performance as compared with peers;

     o Resulting fees relative to peers;

     o Assignments (where the advisor undergoes a change of control).

                                      B-49


APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

   o Stated specific financing purpose;

   o Possible dilution for common shares;

   o Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

   o Potential competitiveness;

   o Regulatory developments;

   o Current and potential returns; and

   o Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     o The fund's target investments;

     o The reasons given by the fund for the change; and

     o The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     o Political/economic changes in the target market;

     o Consolidation in the target market; and

     o Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     o Potential competitiveness;

     o Current and potential returns;

     o Risk of concentration;

     o Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

                                      B-50


Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     o Strategies employed to salvage the company;

     o The fund's past performance;

     o The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     o The degree of change implied by the proposal;

     o The efficiencies that could result;

     o The state of incorporation;

     o Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     o Removal of shareholder approval requirement for amendments to the new declaration of trust;

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     o Regulations of both states;

     o Required fundamental policies of both states;

     o The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     o Fees charged to comparably sized funds with similar objectives;

     o The proposed distributor's reputation and past performance;

     o The competitiveness of the fund in the industry;

     o The terms of the agreement.

                                      B-51


MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

   o Resulting fee structure;

   o Performance of both funds;

   o Continuity of management personnel;

   o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     o Performance of the fund's Net Asset Value (NAV);

     o The fund's history of shareholder relations;

     o The performance of other funds under the advisor's management.

                                   APPENDIX C

                                    STATEMENT
               ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES
                      OF SERIES M AUCTION PREFERRED SHARES

         FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND (the "Fund"), a Massachusetts business trust, certifies that:

         FIRST, pursuant to the authority expressly vested in the Board of the Fund by Article VI of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of a class of Preferred Shares of beneficial interest, $.01 par value ("Preferred Shares"), classified as "Series M Auction Preferred Shares," with a liquidation preference of $25,000 per share;

         SECOND, the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Preferred Shares are as follows:

                                   DESIGNATION

         SERIES M: [ ] preferred shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series M (the "Series" or "Preferred Shares"). Each share of the Series shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date of _____, 2006.

         Preferred Shares may be marketed under the name "auction preferred shares" or "Preferred Shares" or such other name as the Board of Trustees may approve from time to time.

         Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Parts I and II of this Statement. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Trustees of the Fund may, in the future, reclassify additional shares of the Fund's capital shares as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Statement reclassifying such shares as Preferred Shares.

         Capitalized terms used in Parts I and II of this Statement shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" Section immediately following, unless the context otherwise requires.

                                   DEFINITIONS

         As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                   (a) "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

                   (b) "Auditor's Confirmation" shall have the meaning specified in paragraph (c) of Section 7, Part I of this Statement.

                   (c) "Affiliate" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that for purposes of this Statement no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the Trustees, directors, or executive officers of which is a Trustee of the Fund, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Fund.

                   (d) "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                   (e) "All Hold Rate" shall mean 80% of the Reference Rate.

                   (f) "Annual Valuation Date" shall mean the last Business Day of December of each year.

                   (g) "Applicable Percentage" shall mean the percentage determined based on the lower of the credit ratings assigned to the Preferred Shares on such date by Moody's and Fitch as follows:

                       CREDIT RATINGS                           APPLICABLE
             MOODY'S                    FITCH                   PERCENTAGE

          Aa3 or higher             AA- or higher                  150%
             A3 to A1                 A- to A+                     200%
           Baa3 to Baa1             BBB- to BBB+                   225%
          Ba 1 and lower            BB+ and lower                  275%

                  For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of Aaa by Moody's and AAA by Fitch and the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not Aaa/AAA, then Aa3/AA- if such shares have a rating of Aa3 or better by Moody's and AA- or better by Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies, (iii) if not Aa3/AA- or higher, then A3/A- if such shares have a rating of A3 or better by Moody's and A- or better by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies,
         (iv) if not A3/A- or higher, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody's and BBB- or better by Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not Baa3/BBB- or higher, then below Baa3/BBB-.

                  The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for the Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Fund shall select another rating agency to act as a substitute rating agency. Notwithstanding the foregoing, the Fund shall not be required to have more than one rating agency provide a rating for the Preferred Shares.

                   (h) "Applicable Rate" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Distribution Period if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

                   (i) "Applicable Spread" means the spread determined based on the lower of the credit ratings assigned to Preferred Shares on such date by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as follows:

                      CREDIT RATINGS                             APPLICABLE
             MOODY'S                     FITCH                     SPREAD
          Aa3 or higher              AA- or higher                150 bps
             A3 to A1                  A- to A+                   200 bps
           Baa3 to Baa1              BBB- to BBB+                 225 bps
          Ba 1 and lower             BB+ and lower                275 bps

                  For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of Aaa by Moody's and AAA by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not Aaa/AAA, then Aa3/AA- if such shares have a rating of Aa3 or better by Moody's and AA- or better by Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies, (iii) if not Aa3/AA- or higher, then A3/A- if such shares have a rating of A3 or better by Moody's and A- or better by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies,
         (iv) if not A3/A- or higher, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody's and BBB- or better by Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not Baa3/BBB- or higher, then below Baa3/BBB-.

                  The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

                   (j) "Auction" shall mean each periodic implementation of the Auction Procedures.

                   (k) "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Preferred Shares so long as the Applicable Rate for such Preferred Shares is to be based on the results of an Auction.

                   (l) "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with
         Section 6 of Part II of this Statement.

                   (m) "Auction Date" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

                   (n) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

                   (o) "Available Preferred Shares" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                   (p) "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

                   (q) "Beneficial Owner" with respect to shares of Preferred Shares, means a customer (including broker dealers that are not Broker Dealers) of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares.

                   (r) "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                   (s) "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that either the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                   (t) "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

                   (u) "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                   (v) "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

                   (w) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York, are authorized or obligated by law to close.

                   (x) "Closing Transaction" shall have the meaning specified in paragraph (a)(i)(A) of Section 13 of Part I of this Statement.

                   (y) "Code" means the Internal Revenue Code of 1986, as amended.

                   (z) "Common Shares" shall mean the outstanding common shares, par value $.01 per share, of the Fund.

                   (aa) "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

                   (bb) "Date of Original Issue" with respect to the Preferred Shares, shall mean the date on which the Fund initially issued such shares.

                   (cc) "Declaration of Trust" shall have the meaning specified on the first page of this Statement.

                   (dd) "Deposit Securities" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

                   (ee) "Discounted Value" as of any Valuation Date, shall mean,
         (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, plus accrued interest or distributions, as applicable, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, plus accrued interest or distribution, as applicable, whichever is lower.

                   (ff) "Distribution Payment Date" with respect to the Preferred Shares, shall mean any date on which distributions are payable on the Preferred Shares pursuant to the provisions of paragraph
         (d) of Section 2 of Part I of this Statement.

                   (gg) "Distribution Period," with respect to the Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Distribution Payment Date for shares of the Series and thereafter any period from and including one Distribution Payment Date for shares of the Series to but excluding the next succeeding Distribution Payment Date for shares of the Series.

                   (hh) "Existing Holder," with respect to shares of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of the Series.

                   (ii) "Exposure Period" shall mean the period commencing on a given Valuation Date and ending 41 days thereafter for Fitch and 49 days thereafter for Moody's.

                   (jj) "Failure To Deposit," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Distribution Payment Date for shares of the Series, in funds available on such Distribution Payment Date in New York, New York, the full amount of any distribution (whether or not earned or declared) to be paid on such Distribution Payment Date on any share of the Series or
         (B) on any redemption date in funds available on such redemption date for shares of the Series in New York, New York, the Redemption Price to be paid on such redemption date for any share of the Series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                   (kk) "Fitch" means Fitch Ratings and its successors.


                                      C-61


                   (ll) "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

                   (i) Municipal Obligations: the Fitch Discount Factor for Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below:

                                                 RATING CATEGORY

 Exposure Period               AAA*        AA*         A*           BBB*       F1**      Unrated*
 7 weeks                       151%        159%        166%         173%       136%        225%
 8 weeks or less but
    greater than 7 weeks       154%        161%        168%         176%       137%        231%
 9 weeks or less but
    greater than 8 weeks       158%        163%        170%         177%       138%        240%
________________________

* Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

** Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

*** Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.

                  Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

                   (ii) Corporate Debt Securities: the Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

              FITCH DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES
                      INCLUDING NON-INVESTMENT GRADE BONDS
TERMS TO MATURITY                               AAA        AA       A         BBB      BB         UNRATED(1)
1 year or less                                  106%       108%     110%      112%     130%       152%
2 years or less (but longer than 1 year)        106%       108%     110%      112%     130%       152%
3 years or less (but longer than 2 years)       106%       108%     110%      112%     130%       152%
4 years or less (but longer than 3 years)       111%       113%     115%      117%     134%       152%


                                      C-7


5 years or less (but longer than 4 years)       111%       113%     115%      117%     134%       152%
7 years or less (but longer than 5 years)       114%       116%     118%      120%     136%       152%
10 years or less (but longer than 7 years)      116%       118%     120%      122%     137%       152%
15 years or less (but longer than 10 years)     120%       122%     124%      124%     139%       152%
30 years or less (but longer than 15 years)     124%       127%     129%      129%     145%       152%
Greater than 30 years                           124%       127%     129%      129%     145%       152%
__________________________

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Fund will use the percent set forth under "Unrated" in the table above.

         The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than 90% of par. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than 90% of par but equal to or greater than 20% of par. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

         The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

                   (iii) Common stock and warrants: The Fitch Discount Factor applied to common stock will be:

                           Large-cap stocks:        200%
                           Mid-cap stocks:          233%
                           Small-cap stocks:        286%
                           Other                    370%

                  Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion.

                   (iv) Preferred stock: The Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

                                                                       DISCOUNT
         PREFERRED STOCK (1)                                            FACTOR
         AAA                                                             130%
         AA                                                              133%
         A                                                               135%
         BBB                                                             139%
         BB                                                              154%
         Not rated or below BB                                           161%
         Investment grade Dividends Received Deduction ("DRD")           164%
         Not rated or below investment grade DRD                         200%
___________________
(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Fund will use the percent set forth under "Not rated or below BB" in the table above.

                   (v) Convertible securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premiums greater than 100% nor (y) have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.

         The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.

         If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

                   (vi) U.S. Government Securities:

                                                                       DISCOUNT
                  TIME REMAINING TO MATURITY                           FACTOR
                  1 year or less                                       101.5%
                  2 years or less (but longer than 1 year)               103%
                  3 years or less (but longer than 2 years)              105%
                  4 years or less (but longer than 3 years)              107%
                  5 years or less (but longer than 4 years)              109%
                  7 years or less (but longer than 5 years)              112%
                  10 years or less (but longer than 7 years)             114%
                  15 years or less (but longer than 10 years)            122%
                  20 years or less (but longer than 15 years)            130%
                  25 years or less (but longer than 20 years)            146%
                  Greater than 25 years                                  154%

                   (vii) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at part exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

                   (viii) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in Subsection (ii), multiplied by 110% until such securities are registered under the Securities Act.

                   (ix) Asset-backed and mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below:

         ASSET TYPE (WITH TIME REMAINING                                DISCOUNT
         TO MATURITY, IF APPLICABLE)                                    FACTOR
         U.S. Treasury/agency securities (10 years or less)             118%
         U.S. Treasury/agency securities (greater than 10 years)        127%
         U.S. agency sequentials (10 years or less)                     128%

         ASSET TYPE (WITH TIME REMAINING                                DISCOUNT
         TO MATURITY, IF APPLICABLE)                                    FACTOR
         U.S. agency sequentials (greater than 10 years)                142%
         U.S. agency principal only securities                          236%
         U.S. agency interest only securities (with Market Value
            greater than 40% of par)                                    696%
         U.S. agency interest only securities (with Market Value
            less than or equal to 40% of par)                           214%
         AAA LockOut securities, interest only                          236%
         U.S. agency planned amortization class bonds (10 years
            or less)                                                    115%
         U.S. agency planned amortization class bonds (greater
            than 10 years)                                              136%
         AAA sequentials (10 years or less)                             118%
         AAA sequentials (greater than 10 years)                        135%
         AAA planned amortization class bonds (10 years or less)        115%
         AAA planned amortization class bonds (greater than
            10 years)                                                   140%
         Jumbo mortgage rated AAA(1)                                    123%
         Jumbo mortgage rated AA(1)                                     130%
         Jumbo mortgage rated A(1)                                      136%
         Jumbo mortgage rated BBB(1)                                    159%
         Commercial mortgage-backed securities rated AAA                131%
         Commercial mortgage-backed securities rated AA                 139%
         Commercial mortgage-backed securities rated A                  148%
         Commercial mortgage-backed securities rated BBB                177%
         Commercial mortgage-backed securities rated BB                 283%
         Commercial mortgage-backed securities rated B                  379%
         Commercial mortgage-backed securities rated CCC or not rated   950%
_______________________________
(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

                   (x) Real Estate Investment Trusts:

                            (a) For common stock and preferred stock of
                  REITs and other real estate companies, the Fitch Discount Factor applied shall be:

                      REIT or other real estate company preferred stock   154%*
                      REIT or other real estate company common stock      196%
_______________________
* Where the aggregate Market Value of securities invested in REIT preferred stock exceeds 50% of the aggregate Market Value of all Fitch Eligible Assets, then the applicable Fitch Discount Factor shall be 200%.

                            (b) For corporate debt securities of REITs,
                  Real Estate Companies, and Lodging Companies, the Fitch Discount Factor applied shall be:

TERMS TO MATURITY             AAA        AA        A          BBB       BB        B
1 year or less                111%       114%      117%       120%      121%      127%
2 years or less (but          116%       123%      125%       127%      132%      137%
   longer than 1 year)
3 years or less (but          121%       125%      127%       131%      133%      140%
   longer than 2 years)
4 years or less (but          126%       126%      129%       132%      136%      140%
   longer than 3 years)
5 years or less (but          131%       132%      135%       139%      144%      149%
   longer than 4 years)
7 years or less (but          140%       143%      146%       152%      159%      167%
   longer than 5 years)
10 years or less (but         141%       143%      147%       153%      160%      168%
   longer than 7 years)
12 years or less (but         144%       144%      150%       157%      165%      174%
   longer than 10 years)
15 years or less (but         148%       151%      155%       163%      172%      182%
   longer than 12 years)
30 years or less (but         152%       156%      160%       169%      180%      191%
   longer than 15 years)

                           If a security is not rated by Fitch but is rated by
                  two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any Rating Agency shall be treated as "Unrated" in the table above.

                           (xi) Futures and call options: For purposes of
                  the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

                          (xii) Securities lending: The Fund may engage in
                  securities lending in an amount not to exceed 10% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of this Statement. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

                         (xiii) Swaps (including Total Return Swaps and
                  Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

                           If the Fund has an outstanding gain from a swap
                  transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

                                     (a) Only the cumulative unsettled
                           profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

                                     (b) In addition, for swaps other than
                           Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares.

                                     (c) (1) The underlying securities
                           subject to a credit default swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Fund purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Fund will not include a credit default swap as a Fitch Eligible Asset purchase by the Fund without the Fund holding the underlying security or when the Fund busy a credit default swap for a basket of securities without holding all the securities in the basket.

                          (xiv) Senior Loans: The Fitch Discount Factor
                  applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

                       FITCH LOAN CATEGORY             DISCOUNT FACTOR
                                A                            115%
                                B                            130%
                                C                            152%
                                D                            370%

                           Notwithstanding any other provision contained above,
                  for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

                           (xv) GNMAs, FNMAs, FHLMCs, etc.

                          (xvi) MBS, asset-backed and other mortgage-backed
                  securities: MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with a stated maturity of 30 years shall have a discount factor of 114% and conforming mortgage-backed securities with a stated maturity of 15 years shall have a discount factor of 111%. Asset-backed and other mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

                          ASSET TYPE (WITH TIME REMAINING                                                DISCOUNT
                          TO MATURITY, IF APPLICABLE)                                                    FACTOR
                          U.S. Treasury/agency securities (10 years or less)                             118%
                          U.S. Treasury/agency securities (greater than 10 years)                        128%
                          U.S. agency sequentials (10 years or less)                                     120%
                          U.S. agency sequentials (greater than 10 years)                                142%
                          U.S. agency principal only securities                                          236%
                          U.S. agency interest only securities (with Market Value
                              greater than 40% of par)                                                   696%
                          U.S. agency interest only securities (with Market Value
                              less than or equal to 40% of par)                                          271%


                                      C-14


                          ASSET TYPE (WITH TIME REMAINING                                                DISCOUNT
                          TO MATURITY, IF APPLICABLE)                                                    FACTOR
                          AAA LockOut securities, interest only                                          236%
                          U.S. agency planned amortization class bonds (10 years or less)                115%
                          U.S. agency planned amortization class bonds (greater than 10 years)           136%
                          AAA sequentials (10 years or less)                                             118%
                          AAA sequentials (greater than 10 years)                                        135%
                          AAA planned amortization class bonds (10 years or less)                        115%
                          AAA planned amortization class bonds (greater than 10 years)                   140%
                          Jumbo mortgage rated AAA(1)                                                    123%
                          Jumbo mortgage rated AA(1)                                                     130%
                          Jumbo mortgage rated A(1)                                                      136%
                          Jumbo mortgage rated BBB(1)                                                    159%
                          Commercial mortgage-backed securities rated AAA                                131%
                          Commercial mortgage-backed securities rated AA                                 139%
                          Commercial mortgage-backed securities rated A                                  148%
                          Commercial mortgage-backed securities rated BBB                                177%
                          Commercial mortgage-backed securities rated BB                                 283%
                          Commercial mortgage-backed securities rated B                                  379%
                          Commercial mortgage-backed securities rated CCC or not rated                   950%
_______________________________

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

                  (mm) "Fitch Eligible Assets" means: (i) Cash (including interest and dividends due on assets rated (a) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (b) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty (30) days of the Valuation Date, and (c) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

                  (ii) Short Term Money Market Instruments so long as (a) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (c) in all other case, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or
         (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

                 (iii) Municipal Obligations that (i) pay interest in cash, (ii) do not have their Fitch rating, as applicable, suspended by Fitch, and (iii) are part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Fund's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

                           MINIMUM        MAXIMUM SINGLE          MAXIMUM STATE
                         ISSUE SIZE     UNDERLYING OBLIGOR           ALLOWED
             RATING    ($ MILLIONS)(1)    ISSUER (%)(2)             (%)(2)(3)
             AAA             10                100                     100
             AA              10                 20                      60
             A               10                 10                      40
             BBB             10                  6                      20
             BB              10                  4                      12
             B               10                  3                      12
             CCC             10                  2                      12
____________
(1)  Preferred stock has a minimum issue size of $50 million.

(2) The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

         For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

                  (iv) U.S. Government Securities;

                   (v) Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Fund that including debt securities from such foreign country will adversely impact Fitch's rating of the Preferred Shares (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."

                  (vi) Preferred stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

                 (vii) Common stocks (1)(a) which are traded on the New
         York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (b) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (c) which may be sold without restriction by the Fund; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset;

                (viii) Rule 144A Securities;

                  (ix) Warrants on common stocks described in (vii) above;

                   (x) any common stock, preferred stock or any debt securities of REITs or real estate companies;

                  (xi) Interest Rate Swaps or Interest Rate Caps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap or Interest Rate Cap transaction or transactions is not greater than the Liquidation Preference of the Preferred Shares originally issued;

                 (xii) Swaps, including Total Return Swaps entered into according to ISDA;

                (xiii) Financial contracts, as such term is defined in
         Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares;

                 (xiv) asset-backed and mortgage-backed securities;

                  (xv) senior loans; and

                 (xvi) Fitch Hedging Transactions.

         Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(a) through (i)(e) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (d) Liens arising by virtue of any repurchase agreement.

         Fitch diversification limitations: portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

                                                        MAXIMUM
                          EQUITY SECURITIES         SINGLE ISSUER(1)

                          Large-cap                      5%
                          Mid-cap                        5%
                          Small-cap                      5%

 (1) Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.

    DEBT SECURITIES
    RATED               MAXIMUM SINGLE    MAXIMUM SINGLE      MINIMUM ISSUE SIZE
    AT LEAST (1)        ISSUER (2)        INDUSTRY (2)(3)     ($ IN MILLION)(4)

    AAA                    100%                 100%                   $100
    AA-                     20%                  75%                   $100
    A-                      10%                  50%                   $100
    BBB-                     6%                  25%                   $100
    BB-                      4%                  16%                   $ 50
    B-                       3%                  12%                   $ 50
    CCC                      2%                   8%                   $ 50
______________

(1) Not applicable to corporate debt securities of REITs, Real Estate Companies, and Lodging Companies.

(2) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(3) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(4) Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

         If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either rated below CCC or not rated by any Rating Agency, the Fund will treat the security as if it were "CCC" in the table above.

                  REIT AND OTHER REAL ESTATE COMPANY SECURITIES

                     5% ISSUER LIMITATION (INCLUDING COMMON,
                      PREFERRED, DEBT AND OTHER SECURITIES)

                   (nn) "Fitch Hedging Transactions" has the meaning set forth in paragraph (b)(1) of Section 13 of Part I of this Statement.

                   (oo) "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

             Aerospace & Defense                  Industrial/Manufacturing
             Automobiles                          Insurance

             Banking, Finance & Real Estate       Leisure & Entertainment
             Broadcasting & Media                 Metals & Mining
             Building & Materials                 Miscellaneous
             Cable                                Packaging and Containers
             Chemicals                            Paper & Forest Products
             Computers & Electronics              Retail
             Consumer Products                    Sovereign
             Energy                               Structured Finance Obligations
             Environmental Services               Supermarkets & Drugstores
             Farming & Agriculture                Telecommunications
             Food, Beverage & Tobacco             Textiles & Furniture
             Gaming & Restaurants                 Transportation
             Healthcare & Pharmaceuticals         Utilities

         The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

                   (pp) "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

                            (i) "Fitch Loan Category A" means Performing
                  Bank Loans, which have a Market Value or an Approved Price greater than or equal to 90% of par.

                           (ii) "Fitch Loan Category B" means: (A)
                  Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 80% of par but less than 90% of par; (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to 85% of par.

                          (iii) "Fitch Loan Category C" means: (A)
                  Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 70% of par but less than 80% of par; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 75% of par but less than 85% of par; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A-and the Moody `s rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

                  (iv) _____ "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

         Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

                   (qq) "Forward Commitments" shall have the meaning specified in paragraph (a)(iv) of Section 13 of Part I of this Statement.

                   (rr) "Holder" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

                   (ss) "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                   (tt) "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

                   (uu) "Initial Rate Period" shall be the period from and including the Date of Original Issue to but excluding _____, 2006 with respect to the Series.

                   (vv) "Interest Equivalent" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

                   (ww) "Interest Rate Cap" means an options contract which puts an upper limit on a floating exchange rate. The contract protects the holder from rises in short-term interest rates by making a payment to the holder when an underlying interest rate (the index or reference interest rate) exceed a specified strike rate (the cap rate).

                   (xx) "Late Charge" shall have the meaning specified in subparagraph (e)(1)(B) of Section 2 of Part I of this Statement.

                   (yy) "LIBOR Dealers" means RBC Dain Rauscher Incand such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

                   (zz) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Distribution Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Distribution Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Distribution Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Distribution Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate;
         (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

                   (aaa) "Liquidation Preference" with respect to a given number of Preferred Shares, means $25,000 times that number.

                   (bbb) "London Business Day" means any day on which commercial banks are generally open for business in London.

                   (ccc) "Market Value" of any asset of the Fund shall mean the market value thereof determined in accordance with the pricing procedures of the Fund.

                   (ddd) "Maximum Rate" shall mean, with respect to Preferred Shares for any Distribution Period, the greater of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate on the Auction Date. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. Generally, the applicable distribution rate for any Distribution Period for the Preferred Shares will not be more than the Maximum Rate attributable to such shares. The Maximum Rate for the Preferred Shares will depend on the credit rating assigned to such shares and on the length of the Distribution Period.

                   (eee) "Minimum Rate Period" shall mean any Rate Period consisting of 7 Rate Period Days for the Preferred Shares.

                   (fff) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

                   (ggg) "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as followsThe Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

                            (i) Corporate Debt Securities: The percentage
                  determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

                                                                       MOODY'S RATING CATEGORY

              TERM TO MATURITY OF
          CORPORATE DEBT SECURITY(2)             Aaa       Aa      A        Baa       Ba       B          UNRATED(1)
1 year or less                                   109%      112%    115%     118%      137%     150%        250%
2 years or less (but longer than 1 year)         115       118     122      125       146      160         250
3 years or less (but longer than 2 years)        120       123     127      131       153      168         250
4 years or less (but longer than 3 years)        126       129     133      138       161      176         250
5 years or less (but longer than 4 years)        132       135     139      144       168      185         250
7 years or less (but longer than 5 years)        139       143     147      152       179      197         250
10 years or less (but longer than 7 years)       145       150     155      160       189      208         250
15 years or less (but longer than 10 years)      150       155     160      165       196      216         250
20 years or less (but longer than 15 years)      150       155     160      165       196      228         250
30 years or less (but longer than 20 years)      150       155     160      165       196      229         250
Greater than 30 years                            165       173     181      189       205      240         250
__________________

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated


                                      C-24


     securities covered by this Section (i), which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2) The Moody's Discount Factors for debt securities shall also be applied to any derivative transaction, in which case the rating of the counterparty shall determine the appropriate rating category. For corporate debt securities that do not pay interest in U.S. dollars, the fund sponsor will use the applicable currency conversion rates.

         Preferred Stock: The Moody's Discount Factor for taxable preferred stock shall be(1):
                     Aaa                                       150%
                     Aa                                        155%
                     A                                         160%
                     Baa                                       165%
                     Ba                                        196%
                     B                                         216%
                     Less Than B or Not Rated                  250%

(1) Rule 144A securities' Discount Factor will be increased by an additional
    20%.

COMMON STOCK

COMMON STOCKS (1)       LARGE-CAP            MID-CAP                SMALL-CAP
Discount Factor           200%                205%                    220%

(1) Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

CONVERTIBLE SECURITIES:  (INCLUDING CONVERTIBLE PREFERRED)

         Equity -- the convertibles is this group would have a delta that ranges between 1-.8. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

         Total Return -- the convertibles in this group would have a delta that ranges between .8-.4. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

         Yield Alternative -- the convertibles in this group would have a delta that ranges between .4-0. For this category the discount factors used are based on Moody's rating for corporate debt securities table.

         Any unrated convertible bonds would receive a discount factor of 250%.


                                      C-25


         Upon Conversion to Common Stock, the Discount Factors applicable to Common Stock will apply.

                   (i) Common Shares and Preferred Shares of REITs and Other Real Estate Companies:

                    COMMON STOCK AND PREFERRED STOCK OF REITS
                        AND OTHER REAL ESTATE COMPANIES:

                                                   DISCOUNT FACTOR(1)(2)(3)

                  common stock of REITs                      154%
                  preferred stock of REITs                   154%

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/ Property Sector Classification which exceeds 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

                  (ii) Debt Securities of REITs and Other Real Estate Companies(1):

                                                                    MOODY'S RATING CATEGORY
TERM TO MATURITY OF
CORPORATE DEBT SECURITY                 Aaa        Aa         A          Baa        Ba         B              Unrated(2)
1 year or less                          109%       112%       115%       118%       137%       150%           250%
2 years or less (but longer than 1      115%       118%       122%       125%       146%       160%           250%
     year)
3 years or less (but longer than 2      120%        123%      127%        131%      153%       168%           250%
     years)
4 years or less (but longer than 3      126%        129%      133%        138%      161%       176%           250%
     years)
5 years or less (but longer than 4      132%       135%       139%        144%      168%       185%           250%
     years)
7 years or less (but longer than 5      139%       143%       147%       152%       179%       197%           250%
     years)
10 years or less (but longer than 7     145%       150%       155%       160%       189%       208%           250%
     years)
15 years or less (but longer than 10    150%       155%       160%       165%       196%       216%           250%
     years)


                                      C-26


20 years or less (but longer than 15    150%       155%       160%       165%       196%       228%           250%
     years)
30 years or less (but longer than 20    150%       155%       160%       165%       196%       229%           250%
     years)
Greater than 30 years                   165%       173%       181%       189%       205%       240%           250%

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

                 (iii) U.S. Treasury Securities and U.S. Treasury Strips:

                                                      U.S. GOVERNMENT
                                                      SECURITIES                U.S. TREASURY STRIPS
REMAINING TERM TO MATURITY                            DISCOUNT FACTOR           DISCOUNT FACTOR
1 year or less                                        107%                      107%
2 years or less (but longer than 1 year)              113% 1                     15%
3 years or less (but longer than 2 years)             118%                      121%
4 years or less (but longer than 3 years)             123%                      128%
5 years or less (but longer than 4 years)             128%                      135%
7 years or less (but longer than 5 years)             135%                      147%
10 years or less (but longer than 7 years)            141%                      163%
15 years or less (but longer than 10 years)           146%                      191%
20 years or less (but longer than 15 years)           154%                      218%
30 years or less (but longer than 20 years)           154%                      244%

                  (iv) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within 49 days of the relevant valuation date; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or


                                      C-27


         have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 110%A Moody's Discount Factor of 100% will be applied to cash.

                   (hhh) "Moody's Eligible Assets" shall mean the following:

                  Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (D) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities are not subject to extended settlement.

                  Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which
         (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and
         (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

                  Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, or NASDAQ and (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be


                                      C-28


         eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

                  Common stocks (i) which (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Corporation; provided, however, that
         (y) common stock which, while a Moody's Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Corporation's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Corporation's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset

                   (i) Common shares, preferred shares and any debt security of REITs and Real Estate Companies.

                            (a) Common shares of REITs and preferred
                  shares and any debt security of REITs and Other Real Estate
                  Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common shares, preferred shares, and debt securities, issued by at least 20 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 50% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value


                                      C-29


                  of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

                            (b) Unrated debt securities or preferred
                  securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on such debt security; (C) is current on such preferred security distributions; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

                  (ii) Interest rate swaps or caps entered into according to International Swap Dealers Association ("ISDA") standards if (a) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher and (b) the original aggregate notional amount of the interest rate swap or cap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap or cap transaction will be marked-to-market daily;

                 (iii) U.S. Treasury Securities and Treasury Strips;

                  (iv) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

                   (v) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; provided, however, that such interest and dividends may, at the Fund's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Fund may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

         Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

         -    Have not filed for bankruptcy within the past year


                                      C-30


         - Are current on all principal and interest in their fixed income obligations

         -    Are current on all preferred stock dividends

         - Possess a current, unqualified auditor's report without qualified, explanatory language.

          In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                   MAXIMUM SINGLE       MAXIMUM SINGLE       MINIMUM ISSUE SIZE
   RATINGS(1)       ISSUER(2),(3)       INDUSTRY(3),(4)       ($ IN MILLION)(5)

   Aaa                 100%                  100%                $100
   Aa                   20                    60                  100
   A                    10                    40                  100
   Baa                   6                    20                  100
   Ba                    4                    12                   50(6)
   B1-B2                 3                     8                   50(6)
   B3 or below           2                     5                   50(6)
__________________
(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

EQUITY SECURITIES:

                        MAXIMUM SINGLE      MAXIMUM SINGLE       MINIMUM SINGLE
  INDUSTRY CATEGORY     ISSUER(%)(1)        INDUSTRY(%)(1)       STATE(%)(1)
  Utility                    4                   50                  7(2)
  Industrial                 4                   45                  7
  Financial                  5                   N/A                 6
  Other                      6                   20                  N/A

                 (iii) "Moody's Hedging Transaction" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of this Statement.


                                      C-31


         "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

                    1. Aerospace and Defense: Major Contractor,
         Subsystems, Research, Aircraft Manufacturing, Arms, and Ammunition

                    2. Automobile: Automobile Equipment,
         Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

                    3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

                    4. Beverage, Food and Tobacco: Beer and Ale,
         Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

                    5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

                    6. Chemicals, Plastics and Rubber: Chemicals
         (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

                    7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

                    8. Personal and Non-Durable Consumer Products
         (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

                    9. Diversified/Conglomerate Manufacturing

                   10. Diversified/Conglomerate Service

                   11. Diversified Natural Resources, Precious Metals and
         Minerals: Fabricating, Distribution

                   12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

                   13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology


                                      C-32


                   14. Finance: Investment Brokerage, Leasing,
         Syndication, Securities

                   15. Farming and Agriculture: Livestock, Grains,
         Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

                   16. Grocery: Grocery Stores, Convenience Food Stores

                   17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

                   18. Home and Office Furnishings, House wares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

                   19. Hotels, Motels, Inns and Gaming

                   20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

                   21. Leisure, Amusement, Motion Pictures,
         Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

                   22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, and Steam Generators

                   23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

                   24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

                   25. Printing, Publishing, and Broadcasting: Graphic
         Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

                   26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

                   27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom


                                      C-33


                   28. Telecommunications: Local, Long Distance,
         Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

                   29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

                   30. Personal Transportation: Air, Bus, Rail, Car Rental

                   31. Utilities: Electric, Water, Hydro Power, Gas

                   32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

                   (jjj) "Moody's Real Estate Industry/Property Sector Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

                      1.  Office                     8.  Manufactured Homes
                      2.  Industrial                 9.  Diversified
                      3.  Mixed                     10.  Lodging/Resorts
                      4.  Shopping Centers          11.  Health Care
                      5.  Regional Malls            12.  Home Financing
                      6.  Free Standing             13.  Commercial Financing
                      7.  Apartments                14.  Self Storage

                  The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

                   (kkk) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

                   (lll) "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

                   (mmm) "1940 Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).


                                      C-34


                   (nnn) "Notice of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of this Statement.

                   (ooo) "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

                   (ppp) "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                   (qqq) "Other Real Estate Companies" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

                   (rrr) "Outstanding" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Fund except, without duplication,

                            (i) any shares of the Series theretofore
                  cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund,

                           (ii) any shares of the Series as to which the
                  Fund or any Affiliate thereof shall be an Existing Holder and

                          (iii) any shares of the Series represented by
                  any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

                   (sss) "Performing" means with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

                   (ttt) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                   (uuu) "Potential Beneficial Owner," with respect to shares of a series of Preferred Shares, shall mean a customer (including broker-dealers which are not Broker-Dealers) of a Broker-Dealer that is not a Beneficial Owner of shares of the Series but that wishes to purchase shares of the Series, or that is a Beneficial Owner of shares of the Series that wishes to purchase additional shares of the Series.

                   (vvv) "Potential Holder," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.


                                      C-35


                   (www) "Preferred Shares" shall have the meaning set forth in the first paragraph of this Statement.

                   (xxx) "Preferred Shares Basic Maintenance Amount" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Fund but not Preferred Shares held by the Fund) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of distributions that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Distribution Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of distributions that would accumulate on Preferred Shares outstanding from such first Distribution Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus distributions accrued together with 30 days additional distributions on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value)Any documents to be provided to Fitch pursuant to this Section shall be delivered to Fitch electronically at the following email address: funds.surveillance@fitchratings.com.

                   (yyy) "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of
         Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

                   (zzz) "Preferred Shares Basic Maintenance Report" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.


                                      C-36


                   (aaaa) "Pricing Service" shall mean any pricing service designated from time to time in accordance with the Fund's pricing procedures.

                   (bbbb) "Quarterly Valuation Date" shall mean the last Business Day of each March, June, September and December of each year, commencing on September 30, 2005.

                   (cccc) "Rate Period," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

                   (dddd) "Rate Period Days" for any Rate Period or Distribution Period, means the number of days that would constitute such Rate Period or Distribution Period but for the application of paragraph (d) of
         Section 2 of Part I of this Statement or paragraph (b) of Section 4 of
         Part I of this Statement.

                   (eeee) "Rating Agency" means a nationally recognized statistical rating organization, including Moody's, S&P, or Fitch.

                   (ffff) "Reference Banks" means four major banks in the London interbank market selected by RBC Dain Rauscher Inc. or its affiliates or successors or such other party as the Fund may from time to time appoint.

                   (gggg) "REIT," or real estate investment trust, means a company dedicated to owning, operating or financing real estate.

                   (hhhh) "Redemption Price" shall mean the applicable redemption price specified in Section 11 of Part I of this Statement.

                   (iiii) "Reference Rate" shall mean, with respect to the determination of the Maximum Rate, the applicable LIBOR Rate (for a distribution period or a special distribution period of fewer than 365 days), and the applicable Treasury Index Rate (for a special distribution period of 365 days or more).

                   (jjjj) "S&P" shall mean Standard & Poor's Ratings Service and its successors.

                   (kkkk) "Securities Act" shall mean the Securities Act of 1933, as amended.

                   (llll) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

                   (mmmm) "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.


                                      C-37


                   (nnnn) "Series" shall have the meaning given in the first paragraph of this Statement.

                   (oooo) "Short-Term Money Market Instruments" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

                            (i)  commercial paper rated A-1 or the
                  equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

                           (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                          (iii)  overnight funds;

                           (iv)  U.S. Government Securities;

                            (v) registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

                           (vi)  overnight repurchase agreements.

                   (pppp) "Special Rate Period," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of this Statement.

                   (qqqq) "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

                   (rrrr) "Submission Deadline" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                   (ssss) "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

                   (tttt) "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of
         Section 3 of Part II of this Statement.


                                      C-38


                   (uuuu) "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

                   (vvvv) "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of
         Section 3 of Part II of this Statement.

                   (wwww) "Subsequent Rate Period," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Distribution Payment Date for Preferred Shares and any period thereafter from and including one Distribution Payment Date for Preferred Shares to but excluding the next succeeding Distribution Payment Date for Preferred Shares; provided however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Distribution Period thereof.

                (xxxx) "Substitute U.S. Government Securities Dealer" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Fund; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

                (yyyy) "Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanges or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

                            (i) "Interest Rate Swap" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay to each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal is exchanged between parties to the transaction; only interest is exchanged.

                           (ii)  "Total Return Swap" means an agreement
                  between counterparties in which one party agrees to make payments of the total return from underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

                   (zzzz) "Treasury Bill" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

                   (aaaaa) "Treasury Futures" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of this Statement.


                                      C-39


                   (bbbbb) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Distribution Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Distribution Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15
         (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

                   (ccccc) "Treasury Note" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

                   (ddddd) "Treasury Note Rate," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                   (eeeee) U.S. Government Securities Dealer" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.


                                      C-40


                   (ffff) "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

                   (gggg) "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

                   (hhhh) "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week.

                   (iiii) "Voting Period" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

                   (jjjj) "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.


                                     PART I

           Section 1. Number of Authorized Shares. The number of authorized shares constituting the Series is _____ of which ____ shares will be issued on ___, 2006 or on such other date as the officers of the Fund may determine.

         Section 2. Distributions.

                   (a) Ranking. The Preferred Shares shall rank on a parity with each other and with any other series of preferred shares as to the payment of distributions by the Fund.

                   (b) Cumulative Cash Distributions. The Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash distributions at the Applicable Rate for shares of the Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Distribution Payment Dates with respect to shares of the Series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any distribution, whether payable in cash, property or shares, in excess of full cumulative distributions, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                   (c) Distributions Cumulative from Date of Original Issue. Distributions on Preferred Shares shall accumulate at the Applicable Rate from the Date of Original Issue thereof.


                                      C-41


                   (d) Distribution Payment Dates and Adjustment Thereof. Distributions on Preferred Shares shall be payable for the Initial Rate Period on _____, 2006, and, if declared by the Board of Trustees (which declaration may be by a single resolution for multiple such dates), on each seventh day thereafter (or after the Distribution Payment Date with respect to an intervening Special Rate Period), with respect to the Preferred Share (each date being a "Distribution Payment Date"); provided, however, that:

                            (i) if the day on which distributions would
                  otherwise be payable on Preferred Shares is not a Business Day, then such distributions shall be payable on such Preferred Shares on the first Business Day that falls after such day, and

                           (ii) notwithstanding this paragraph (d) of
                  Section 2, the Fund in its discretion may establish the Distribution Payment Dates in respect of any Special Rate Period of Preferred Shares consisting of more than 7 Rate Period Days, with respect to the Series; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Distribution Payment Date shall be a Business Day and (2) the last Distribution Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

                   (e) Distribution Rates and Calculation of Distributions.

                            (i) Distribution Rates the distribution rate
                  on Preferred Shares during the period from and after the Date of Original Issue of Preferred Shares to and including the last day of the Initial Rate Period of such Preferred Shares shall be equal to the rate per annum determined with respect to such Preferred Shares pursuant to a resolution of the Board of Trustees, as set forth under "Designation." The initial distribution rate on any series of preferred shares subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series. For each Subsequent Rate Period of Preferred Shares, the distribution rate on such Preferred Shares shall be equal to the rate per annum that results from an Auction for shares of the Series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum
                  Rate); provided, however, that if:

                                     (A) subject to Section 9 of Part II,
                           an Auction for any Subsequent Rate Period of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all Preferred Shares being the subject of Submitted Hold Orders), then the distribution rate on the shares of the Series for such Subsequent Rate Period will be the Maximum Rate of the Series on the Auction Date therefor;


                                      C-42


                                     (B) any Failure to Deposit shall have
                           occurred with respect to shares of the Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of distributions with respect to any Distribution Period of shares of the Series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Distribution Payment Date for such Distribution Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this
                           Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of the Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of the Series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
                           Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of the Series to be redeemed, then no Auction will be held, in respect of shares of the Series for the Subsequent Rate Period thereof and the distribution rate for shares of the Series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

                                     (C) any Failure to Deposit shall have
                           occurred with respect to shares of the Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure


                                      C-43


                           to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, then no Auction will be held in respect of shares of the Series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this
                           Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of the Series for each such Subsequent Rate Period for shares of the Series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of the Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-"); or

                                     (D) any Failure to Deposit shall have
                           occurred with respect to shares of the Series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), then no Auction will be held with respect to shares of the Series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and
                           (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause
                           (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of the Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of the Series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of the Series, for


                                      C-44


                           purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-").

                           (ii) Calculation of Distributions. The amount
                  of distributions per share payable on Preferred Shares on any date on which distributions on shares of the Series shall be payable shall be computed by multiplying the Applicable Rate for shares of the Series in effect for such Distribution Period or Distribution Periods or part thereof for which distributions have not been paid by a fraction, the numerator of which shall be the number of days in such Distribution Period or Distribution Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000.

                   (f) Curing a Failure to Deposit. A Failure to Deposit with respect to Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of the Series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid distributions on shares of the Series and (B) without duplication, the Redemption Price for shares, if any, of the Series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of
         Part I of this Statement; provided, however, that the foregoing clause
         (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such Preferred Shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                   (g) Distribution Payments by Trust to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Distribution Payment Date for Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the distributions to be paid to all Holders of shares of the Series on such Distribution Payment Date.

                   (h) Auction Agent as Trustee of Distribution Payments by Trust. All moneys paid to the Auction Agent for the payment of distributions shall be held in trust for the payment of such distributions by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of distributions will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                   (i) Distributions Paid to Holders. Each distribution on Preferred Shares shall be paid on the Distribution Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Distribution Payment Date.


                                      C-45


                   (j) Distributions Credited Against Earliest Accumulated But Unpaid Distributions. Any distribution payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid distributions due with respect to such Preferred Shares. Distributions in arrears for any past Distribution Period may be declared and paid at any time, without reference to any regular Distribution Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

         Section 3.    Reserved.

         Section 4.    Designation of Special Rate Periods.

                   (a)  Length of and Preconditions for Special Rate
         Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4 (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of the Series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of the Series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this
         Part I with respect to any shares of the Series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) with such documents as either may request. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

                   (b) Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Tuesday that is a Business Day in case of the Series, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Monday that is followed by a Tuesday


                                      C-46


         that is a Business Day preceding what would otherwise be such last day in the case of the Series.

                   (c) Notice of Proposed Special Rate Period. If the Fund proposes to designate any succeeding Subsequent Rate Period of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 7 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of the Series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of the Series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

                   (d) Notice of Special Rate Period. No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall deliver to the Auction Agent either:

                            (i) a notice ("Notice of Special Rate Period")
                  stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of the Series as a Special Rate Period, specifying the same and the first day thereof,
                  (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of the Series shall not be held on such Auction Date for any reason or (2) an Auction for shares of the Series shall be held on such Auction Date but Sufficient Clearing Bids for shares of the Series shall not exist in such Auction (other than because all Outstanding shares of the Series are subject to Submitted Hold Orders), (D) the scheduled Distribution Payment Dates for shares of the Series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of the Series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum


                                      C-47


                  Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

                           (ii) a notice stating that the Fund has
                  determined not to exercise its option to designate a Special Rate Period of shares of the Series and that the next succeeding Rate Period of shares of the Series shall be a Minimum Rate Period.

                   (e) Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in subparagraphs
         (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

         Section 5. Voting Rights.

                   (a) One Vote Per Preferred Share. Except as otherwise provided in the Declaration of Trust or as otherwise required by law,
         (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Shareholders of the Fund, and (ii) the holders of outstanding shares of preferred shares, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the Shareholders of the Fund held for the election of Trustees, the holders of outstanding shares of preferred shares, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of the Fund, to elect two Trustees of the Fund (regardless of the total number of Trustees serving on the Fund's Board of Trustees), each share of preferred shares, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of


                                      C-48


         preferred shares shall be assigned and the holders of the preferred shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the preferred shares when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and preferred shares, including Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

                   (b) Voting for Additional Trustees.

                            (i) Voting Period. Except as otherwise
                  provided in the Declaration of Trust or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of preferred shares, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the
                  Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                                     (A) if at the close of business on any
                           distribution payment date accumulated distributions (whether or not earned or declared) on any outstanding preferred shares, including Preferred Shares, equal to at least two full years' distributions shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated distributions; or

                                     (B) if at any time holders of
                           Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund.

                   Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph
         (b)(i).

                           (ii) Notice of Special Meeting. As soon as
                  practicable after the accrual of any right of the holders of preferred shares, including Preferred Shares, to elect additional Trustees as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such registered holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such


                                      C-49


                  notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the registered holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Fund may determine. At any such special meeting and at each meeting of holders of preferred shares, including Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of the Fund), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

                          (iii) Terms of Office of Existing Trustees. The
                  terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other shares of preferred shares of the Fund to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares of the Fund and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares, including Preferred Shares, shall constitute the duly elected Trustees of the Fund.

                           (iv) Terms of Office of Certain Trustees to
                  Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other preferred shares of the Fund pursuant to subparagraph
                  (b)(i) of this Section 5 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this
                  Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

                   (c) Holders of Preferred Shares to Vote on Certain Other Matters.

                            (i) Increases In Capitalization. So long as
                  any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of distributions or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Trustees, without the vote or


                                      C-50


                  consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's and Fitch (or other NRSRO) is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid distributions, may not exceed $200,000,000) or (b) amend, alter or repeal the provisions of the Declaration of Trust, or this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and
                  (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                           (ii) 1940 Act Matters. Unless a higher
                  percentage is provided for in the Declaration of Trust, (A) the affirmative vote of the Holders a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred shares of the Fund, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940
                  Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of
                  Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.


                                      C-51


                   (d) Board May Take Actions Without Shareholder Approval. The Board of Trustees may, without the vote or consent of the Holders of the Preferred Shares, or any other shareholder of the Fund, from time to time amend, alter or repeal any or all of the definitions of the terms listed herein, or any provision of the Statement viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Trustees receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares).

                   In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including Preferred Shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would meet the Preferred Shares Basic Maintenance Amount Test.

                   (e) Relative Rights and Preferences. Unless otherwise required by law or provided elsewhere in the Declaration of Trust, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

                   (f) No Preemptive Rights or Cumulative Voting. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

                   (g) Voting for Trustees Sole Remedy for Trust's Failure to Pay Distributions. In the event that the Fund fails to pay any distributions on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section 5.

                   (h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote Preferred Shares and no Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph
         (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer


                                      C-52


         that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

         Section 6. 1940 Act Preferred Shares Asset Coverage. The Fund shall maintain, as of the last business day of each month in which any share of a series of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that the redemption pursuant to Section 11(b) of this Part I shall be the sole remedy in the event the Fund fails to do so.

         Section 7. Preferred Shares Basic Maintenance Amount. (a) So long as Preferred Shares are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); provided, however, that the redemption pursuant to Section 11(b) of this Part I shall be the sole remedy in the event the Fund fails to do so.

        (b)  On or before 5:00 P.M., Eastern time, on the third Business
Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

         (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Annual Valuation
Date), (ii) that, in such Report (and in such randomly selected Report), the Fund correctly determined in accordance with this Statement whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), Fitch Eligible Assets (if Fitch is then rating the


                                      C-53


Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Fund determined whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, with respect to the Fitch ratings, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Fund has satisfied the requirements of Section 13 of this Part I with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Auditor's Confirmation"); provided, however, that the Independent Accountant may base the conclusions related to (ii) through (vi) above on a sample of at least 25 securities (or such other number of securities as the Independent Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

         (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

         (e) If any Auditor's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall


                                      C-54


be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Fund of such Auditor's Confirmation.

         (f) On or before 5:00 p.m., Eastern time, on the first Business
Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

         (g) On or before 5:00 p.m., Eastern time, on the seventh Business
Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Fund shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such request.

         Section 8. Reserved.

         Section 9. Restrictions on Distributions and Other Distributions.

         (a) Distributions on Shares Other Than Preferred Shares. Except as set forth in the next sentence, no distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of the Fund ranking, as to the payment of distributions, on a parity with Preferred Shares for any period unless full cumulative distributions have been or contemporaneously are declared and paid on the Preferred Shares through its most recent Distribution Payment Date. When distributions are not paid in full upon the Preferred Shares through its most recent Distribution Payment Date or upon the shares of any other class or series of shares of the Fund ranking on a parity as to the payment of distributions with Preferred Shares through their most recent respective distribution payment dates, all distributions declared upon Preferred Shares and any other such class or series of shares ranking on a parity as to the payment of distributions with Preferred Shares shall be declared pro rata so that the amount of distributions declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other (for purposes of this sentence, the amount of distributions declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Distribution Periods during which distributions were not paid in full).

         (b) Dividends and Other Distributions with Respect To Common
Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least


                                      C-55


200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

        (c) Other Restrictions on Dividends and Other Distributions. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding
up), unless (i) full cumulative distributions on Preferred Shares through its most recently ended Distribution Period shall have been paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Fund to be available for payment on the date payment is due to the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

         Section 10. Reserved.

         Section 11. Redemption.


                                      C-56


         (a) Optional Redemption. (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Distribution Payment Date for shares of the Series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Distribution Payment Date for such Initial Rate Period; and (2) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of the Series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

        (ii) A Notice of Special Rate Period relating to Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of the Series, determines that such Special Redemption Provisions are in the best interest of the Fund.

       (iii) If fewer than all of the outstanding Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of the Series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of the Series in proportion to the number of shares of the Series held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

        (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Distribution Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of the Series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

         (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date
(a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal the Preferred


                                      C-57


Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Fund shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred shares or debt or other leverage of the Fund. For purposes of determining in clause (b) of the second preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, the Moody's Discount Factor applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

         (b) Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefore in accordance with the Declaration of Trust and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among the Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefore, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of


                                      C-58


Preferred Shares and other preferred shares that are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of Preferred Shares to be redeemed shall be redeemed pro rata from the Holders of Preferred Shares in proportion to the number of Preferred Shares held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

         (c) Notice of Redemption. If the Fund shall determine or be required to redeem Preferred Shares pursuant to paragraph (a) or (b) of this
Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the Preferred Shares to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Fund with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed; (iii) the CUSIP number for the shares of the Series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of the Series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any distributions on Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of the Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of the Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of the Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of the Series.

         (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for


                                      C-59


any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, distributions may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

         (f) Auction Agent as Trustee of Redemption PaymentsbBy Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

         (g) Shares for Which Notice of Redemption Has Been Given Are No
Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, distributions on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and
(ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

         (h) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

         (i) Only Whole Preferred Shares May Be Redeemed. In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.


                                      C-60


         (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 11, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of Preferred Shares, and (ii) the Fund receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

         (k) Purchase or Other Acquisition of Preferred Shares Outside of
An Auction. Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

         Section 12. Liquidation Rights.

         (a) Ranking. The Preferred Shares shall rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all distributions thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

         (c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with


                                      C-61


respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

         (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any corporation nor the merger or consolidation of any corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

         Section 13. Futures and Options Transactions; Forward Commitments.
(a) If Moody's is rating any Preferred Shares, then:

                   (i) For so long as any Preferred Shares are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the NAREIT Index (the "Real Estate Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

                            (A) the Fund will not engage in any Moody's
                  Hedging Transaction based on the Real Estate Index (other than transactions which terminate a futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")) which would cause the Fund at the time of such transaction to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;


                                      C-62


                            (B) the Fund will not engage in any Moody's
                  Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated at least Aa by Moody's (or, if not rated by Moody's, rated AA by S&P or Fitch), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all securities of REITs and Other Real Estate Companies constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's, rated Baa or A by S&P or Fitch) (for purpose of the foregoing clauses (I) and (II), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

                            (C) the Fund will engage in Closing
                  Transactions to close out any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

                            (D) the Fund will not enter into an option on
                  futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

                  (ii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

                            (A) assets subject to call options written by
                  the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Fund;

                            (B) assets subject to call options written by
                  the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

                            (C) assets subject to put options written by
                  the Fund shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

                 (iii) For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following


                                      C-63


         amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:

                            (A) 10% of the exercise price of a written
                  call option;

                            (B) the exercise price of any written put option;

                            (C) where the Fund is the seller under a futures
                  contract, 10% of the settlement price of the futures contract;

                            (D) where the Fund is the purchaser under a
                  futures contract, the settlement price of assets purchased under such futures contract;

                            (E) the settlement price of the underlying
                  futures contract if the Fund writes put options on a futures contract and does not own the underlying contract; and

                            (F) 105% of the Market Value of the underlying
                  futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

                  (iv) For so long as any Preferred Shares are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(a)(ii) of this
         Part I), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

                            (A) the Fund will maintain in a segregated
                  account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

                            (B) the Fund will not enter into a Forward
                  Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.


                                      C-64


         (b)  If Fitch is rating any Preferred Shares, then:

                   (i) For so long as any Preferred Shares are rated by Fitch, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Fund may purchase or sell exchange-traded futures contracts based on the Real Estate Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

                            (A) the Fund will not engage in any Fitch
                  Hedging Transaction based on the Real Estate Index (other than Closing Transactions) which would cause the Fund at the time of such transactions to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

                            (B) the Fund will not engage in any Fitch
                  Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AA by S&P), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch, rated at least Baa by Moody's, or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

                            (C) the Fund will engage in Closing
                  Transactions to close any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

                            (D) the Fund will not enter into an option on
                  future transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.


                                      C-65


                  (ii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

                            (A) assets subject to call options written by
                  the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Fund;

                            (B) assets subject to call options written by
                  the Fund not meeting the requirements of clause (A) of this sentence shall have no value;

                            (C) assets subject to put options written by
                  the Fund shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

                 (iii) For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Fund:

                            (A) 0% of the exercise price of a written call
                  option;

                            (B) the exercise price of any written put
                  option;

                            (C) where the Fund is the seller under a futures
                  contract, 10% of the settlement price of the futures contract;

                            (D) where the Fund is the purchaser under a
                  futures contract, the settlement price of assets purchased under such futures contract;

                            (E) the settlement price of the underlying
                  futures contract if the Fund writes put options on a futures contract and does not own the underlying contract; and

                            (F) 105% of the Market Value of the underlying
                  futures contracts if the Fund writes call options on a futures contract and does not own the underlying contract.

                  (iv) For so long as any Preferred Shares are rated by Fitch, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions


                                      C-66


         that are permitted under Section 13(b)(ii) of this Part I), except that the Fund may enter into Forward Commitments, subject to the following limitation:

                            (A) the Fund will maintain in a segregated
                  account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party; and

                            (B) the Fund will not enter into a Forward
                  Commitment unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

         (c) For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Fund will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

                   (i) borrow money, except that the Fund may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

                            (A) the Preferred Shares Basic Maintenance
                  Amount would continue to be satisfied after giving effect to such borrowing and

                            (B) such borrowing (i) is privately arranged
                  with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (ii) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Fund at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

                           (ii) except as provided in Section 5 of this
                  Part I, issue additional Preferred Shares or any class or series of shares ranking prior to or on a parity with


                                      C-67


                  Preferred Shares with respect to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any Preferred Shares previously purchased or redeemed by the Fund;

                          (iii) engage in any short sales of securities;

                           (iv) lend securities;

                            (v) merge or consolidate into or with any other
                  corporation or entity;

                           (vi) for purposes of valuation of Moody's
                  Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or
                  (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as the Series is rated by Moody's: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Fund will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the Series);
                  (G) where delivery may be made to the Fund with any of a class of securities, the Fund will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; and (I) there will be a quarterly audit made of the Fund's options transactions by the Fund's independent auditors to confirm that the Fund is in compliance with these standards;

                          (vii) change a pricing service (which has been
                  designated by management or the Board of Trustees); and

                         (viii) enter into reverse repurchase agreements.


                                      C-68


In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

         Section 14. Miscellaneous.

         (a) Amendment. Subject to the provisions of paragraph (c) of
Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

         (b) No Fractional Shares. No fractional Preferred Shares shall be issued.

         (c) Status of Preferred Shares Redeemed, Exchanged or Otherwise Acquired By the Fund. Preferred Shares that are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares.

         (d) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to Preferred Shares prior to the issuance of shares of the Series.

         (e) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

         (f) Notices. All notices or communications, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid Notices delivered pursuant to this Section 14 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in this Statement or by the Massachusetts Business Corporation Law for notices of shareholders' meetings.

PART II

           Section 1. Orders. (a) Prior to the Submission Deadline on each Auction Date for Preferred Shares:

                   (i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:


                                      C-69


                            (A) the number of Outstanding shares, if any,
                  of the Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of the Series for the next succeeding Rate Period of the Series;

                            (B) the number of Outstanding shares, if any,
                  of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                            (C) the number of Outstanding shares, if any,
                  of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series; and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of the Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                   (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date shall be less than the rate specified therein;


                                      C-70


                   (B) such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the Series determined on such Auction Date shall be equal to the rate specified therein;

                  or

                   (C) the number of Outstanding shares of the Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of the Series, or such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the Series and Sufficient Clearing Bids for shares of the Series do not exist.

        (ii) A Sell Order by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                   (A) the number of Outstanding shares of the Series specified in such Sell Order; or

                   (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of
         Section 4 of this Part II if Sufficient Clearing Bids for shares of the Series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of
         Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

       (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                   (A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date shall be higher than the rate specified therein; or

                   (B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of
         Section 4 of this Part II if the Applicable Rate for shares of the Series determined on such Auction Date shall be equal to the rate specified therein.


                                      C-71


                   (C) No Order for any number of Preferred Shares other than whole shares shall be valid.

           Section 2. Submission of Orders By Broker-Dealers to Auction
Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                   (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                   (ii) the aggregate number of shares of the Series that are the subject of such Order;

                   (iii) to the extent that such Bidder is an Existing Holder of shares of the Series:

                            (A) the number of shares, if any, of the
                   Series subject to any Hold Order of such Existing Holder;

                            (B) the number of shares, if any, of the
                  Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                            (C) the number of shares, if any, of the
                  Series subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of the Series, the rate and number of shares of the Series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding
Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.


                                      C-72


         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                   (i) all Hold Orders for shares of the Series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the Series held by such Existing Holder, and if the number of shares of the Series subject to such Hold Orders exceeds the number of Outstanding shares of the Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the Series held by such Existing Holder;

                  (ii) (A) any Bid for shares of the Series shall be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the number of shares of the Series subject to any Hold Orders referred to in clause (i) above;

                   (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of the Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the Series equal to such excess;

                   (C) subject to subclauses (A) and (B), if more than one
         Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                   (D) in any such event, the number, if any, of such Outstanding shares of the Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of the Series by or on behalf of a Potential Holder at the rate therein specified; and

                 (iii) all Sell Orders for shares of the Series shall be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the sum of shares of the Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.


                                      C-73


           Section 3. Determination of Sufficient Clearing Bids, Winning
Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date for Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the Series:

                   (i) the excess of the number of Outstanding Preferred
         Shares of the Series over the number of Outstanding shares of the Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of the Series);

                  (ii) from the Submitted Orders for shares of the Series whether:

                            (A) the number of Outstanding shares of the
                  Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of the Series exceeds or is equal to the sum of:

                            (B) the number of Outstanding shares of the
                  Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of the Series; and

                            (C) the number of Outstanding shares of the
                  Series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of the Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of the Series); and

                 (iii) if Sufficient Clearing Bids for shares of the Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of the Series) which if:

                            (A) (I) each such Submitted Bid of Existing
                  Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the Series that are subject to such Submitted Bids; and

                            (B) (I) each such Submitted Bid of Potential
                  Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number


                                      C-74


                  of Outstanding shares of the Series which, when added to the number of Outstanding shares of the Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of the Series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the Series for the next succeeding Rate Period thereof as follows:

                   (i) if Sufficient Clearing Bids for shares of the Series exist, the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of the Series so determined;

                  (ii) if Sufficient Clearing Bids for shares of the Series do not exist (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of the Series; or

                 (iii) if all of the Outstanding shares of the Series are subject to Submitted Hold Orders, the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be the All Hold Rate.

         Section 4. Acceptance and Rejection Of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this
Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                   (a) If Sufficient Clearing Bids for Preferred Shares have been made, all Submitted Sell Orders with respect to shares of the Series shall be accepted and, subject to the provisions of paragraphs
         (d) and (e) of this Section 4, Submitted Bids with respect to shares of the Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the Series shall be rejected:

                            (i) Existing Holders' Submitted Bids for
                  shares of the Series specifying any rate that is higher than the Winning Bid Rate for shares of the Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for
                  shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;


                                      C-75


                          (iii) Potential Holders' Submitted Bids for
                  shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series shall be accepted;

                           (iv) each Existing Holder's Submitted Bid for
                  shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of the Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and
                  (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of the Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the Series; and

                            (v) each Potential Holder's Submitted Bid for
                  shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series shall be accepted but only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of the Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the Series.

                   (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of the Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the Series shall be rejected:

                            (i) Existing Holders' Submitted Bids for
                  shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;


                                      C-76


                           (ii) Potential Holders' Submitted Bids for
                  shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series shall be accepted; and

                          (iii) Each Existing Holder's Submitted Bid for
                  shares of the Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of the Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of the Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares of the Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.

                   (c) If all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of the Series shall be rejected.

                   (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of the Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

                   (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of the Series for purchase among Potential Holders so that only whole Preferred Shares of the Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of the Series on such Auction Date.

                   (f) Based on the results of each Auction for Preferred Shares, the Auction Agent shall determine the aggregate number of shares of the Series to be purchased and the aggregate number of shares of the Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from


                                      C-77


         which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of the Series.

         Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                   (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares or to pay for Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

         Section 5. Reserved.

         Section 6. Auction Agent. For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30a.mEastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of the Series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of the Series, submit Orders in such Auction in respect of shares of the Series covering in the aggregate more than the number of shares of the Series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

           Section 7. Transfer of Preferred Shares. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided,


                                      C-78


however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

         Section 8. Global Certificate. Prior to the commencement of a Voting Period, (i) all of the Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

         Section 9. Force Majeure. (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Distribution Period shall be the Auction Rate determined on the previous Auction Date.

         (b) Notwithstanding anything else set forth herein, if a Distribution Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the distribution payable on such date cannot be paid for any such reason, then:

                   (i) the Distribution Payment Date for the affected Distribution Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the distribution to be paid using their reasonable best efforts;

                  (ii) the affected Distribution Period shall end on the day it would have ended had such event not occurred and the Distribution Payment Date had remained the scheduled date; and

                 (iii) the next Distribution Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Distribution Payment Date remained the scheduled date.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND has caused these presents to be signed as of _____________, 2006 in its name and on its behalf by the undersigned and attested by its Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                    FIRST TRUST TAX-ADVANTAGED PREFERRED
                                       INCOME FUND

                                    By:________________________________________
                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

Attest:

____________________________________
Secretary









                                      C-80





                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND


                                PREFERRED SHARES


                       STATEMENT OF ADDITIONAL INFORMATION


                                        , 2006

                        PART C - OTHER INFORMATION

ITEM 25:  FINANCIAL STATEMENTS AND EXHIBITS

          1.    Financial Statements:

                   (i) Statement of Assets and Liabilities as of June 20, 2006 (audited);

                  (ii) Statement of Assets and Liabilities as of __________, 2006 (unaudited);

                 (iii) Statement of Operations for the period from June 20, 2006 (commencement of operations), 2006 to __________, 2006 (unaudited);

                  (iv) Statement of Changes in Net Assets for the period from June 20, 2006 (commencement of operations) to __________, 2006 (unaudited);

                   (v) Portfolio of Investments as of __________, 2006 (unaudited);



Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

          2.    Exhibits:

                   a.1 Declaration of Trust dated March 9, 2006. Filed on March 22, 2006 as Exhibit a. to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and incorporated herein by reference.

                   a.2 Form of Statement Establishing and Fixing Rights and Preferences of Series M Auction Preferred Shares. Filed herewith as Appendix C to the Statement of Additional Information herein.

                    b. Amended Bylaws of the Registrant. Filed on June 27, 2006 as Exhibit b to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 (File No. 333-132639) and incorporated herein by reference.

                    c.    None.

                    d.    Preferred Share Certificate--to be filed by amendment.

                    e. Terms and Conditions of the Dividend Reinvestment Plan. Filed on June 27, 2006 as Exhibit e. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and are incorporated herein by reference.

                    f.    None.

                   g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P. Filed on June 27, 2006 as Exhibit g.1. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Stonebridge Advisors, LLC. Filed on June 27, 2006 as Exhibit g.2. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   h.1 Form of Underwriting Agreement--to be filed by amendment.

                   h.2 Form of Auction Agency Agreement with respect to Registrant's Preferred Shares--to be filed by amendment.

                   h.3 Form of Broker-Dealer Agreement with respect to Registrant's Preferred Shares--to be filed by amendment.

                    i.    None.

                    j. Form of Custodian Services Agreement between Registrant and PFPC Trust Company. Filed on June 27, 2006 as Exhibit j. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   k.1 Form of Transfer Agency ervices Agreement between Registrant and PFPC Inc. Filed on June 27, 2006 as Exhibit k.1. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   k.2 Form of Administration and Accounting Services Agreement. Filed on June 27, 2006 as Exhibit k.2. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   k.3    Form of DTC Letter of Representations--filed herein.

                   l.1 Opinion and consent of Chapman and Cutler LLP--to be filed by amendment.

                   l.2 Opinion and consent of Bingham McCutchen LLP--to be filed by amendment.

                    m.    None.

                    n. Consent of Independent Registered Public Accounting Firm--to be filed by amendment.

                    o.    None.

                    p. Subscription Agreement between Registrant and First Trust Advisors L.P. Filed on June 27, 2006 as Exhibit p. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                    q.    None.

                   r.1 Code of Ethics of Registrant. Filed on June 27, 2006 as Exhibit r.1. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   r.2 Code of Ethics of First Trust Portfolios L.P. Filed on June 27, 2006 as Exhibit r.2. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   r.3 Code of Ethics of First Trust Advisors L.P. Filed on June 27, 2006 as Exhibit r.3 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   r.4 Code of Ethics of Stonebridge Advisors, LLC. Filed on June 27, 2006 as Exhibit r.4. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference.

                   s. Power of Attorney for Robert F. Keith. Filed on June 27, 2006 as Exhibit s. to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and is incorporated herein by reference. Powers of Attorney for Richard E. Erickson, Thomas R. Kadlec and Neil B. Nielson. Filed on May 25, 2006 as Exhibit s. to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and are incorporated herein by reference.


ITEM 26:  MARKETING ARRANGEMENTS

         See Exhibit (h) of Item 25(2) of this Registration Statement.


ITEM 27:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission Fees.......................         $ *
National Association of Securities Dealers, Inc. Fees.........         $ *
Printing and Engraving Expenses...............................         $ *

Legal Fees....................................................         $ *
Listing Fees..................................................         $ *
Accounting Expenses...........................................         $ *
Blue Sky Filing Fees and Expenses.............................         $ *
Miscellaneous Expenses........................................         $ *

     TOTAL                                                             $ *

* To be filed by amendment.


ITEM 28:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  REGISTRANT

         Not applicable.


ITEM 29:  NUMBER OF HOLDERS OF SECURITIES

         At July __, 2006

                                                        Number of Record
Title of Class                                              Holders

Common Shares, $0.01 par value                                 ___
Preferred Shares, par value, $0.01 per share                    0


ITEM 30:  INDEMNIFICATION

         Section 5.3 of the Registrant's Declaration of Trust provides as follows:

         (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

                   (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                   (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                  (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                 (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                            (A) by vote of a majority of the Disinterested
                  Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                            (B) by written opinion of (i) the then-current legal
                  counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

                   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

                   (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                            (i) such undertaking is secured by a surety bond or
                  some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  As used in this Section 5.3, a "Disinterested Trustee" is one
                  (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

                   (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

         Section [_] of the Underwriting Agreement provides as follows:


ITEM 31:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         (a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as adviser or sub-adviser to 24 mutual funds, eight exchange-traded funds and 13 other closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

         The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios" or "FTP"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

         Information as to Other Business, Profession, Vocation or Employment During Past Two Years of the Officers and Directors of First Trust Advisors is as follows:


NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

James A. Bowen, Managing Director/President                  Managing Director/President, FTP; Chairman of the Board
                                                             of Directors, BondWave LLC and Stonebridge Advisors LLC



NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

Ronald D. McAlister, Managing Director                       Managing Director, FTP

Mark R. Bradley, Chief Financial Officer and                 Chief Financial Officer and Managing Director, FTP;
Managing Director                                            Chief Financial Officer, BondWave LLC and Stonebridge
                                                             Advisors LLC

Robert W. Bredemeier, Managing Director                      Managing Director, FTP

Robert F. Carey, Chief Investment Officer and                Senior Vice President, FTP
Senior Vice President

W. Scott Jardine, General Counsel                            General Counsel, FTP; Secretary of BondWave LLC
                                                             and Stonebridge Advisors LLC

Kristi A. Maher, Assistant General Counsel                   Assistant General Counsel, FTP; Associate
                                                             (1995 to March 2004), Chapman and Cutler LLP

R. Scott Hall, Managing Director                             Managing Director, FTP

Andrew S. Roggensack, Managing Director                      Managing Director, FTP

Christopher L. Dixon, Senior Vice President                  Senior Vice President, FTP

Jane Doyle, Senior Vice President                            Senior Vice President, FTP

Jon C. Erickson, Senior Vice President                       Vice President, FTP

Kenneth N. Hass, Senior Vice President                       Senior Vice President, FTP

Jason T. Henry, Senior Vice President                        Senior Vice President, FTP

Daniel J. Lindquist, Senior Vice President                   Vice President, FTP since April 2004; Chief
                                                             Operating Officer, Mina Capital Management, LLC,
                                                             January 2004 to April 2004

David G. McGarel, Senior Vice President                      Senior Vice President, FTP

Mitchell Mohr, Senior Vice President                         Vice President, FTP

Robert M. Porcellino, Senior Vice President                  Senior Vice President, FTP

Roger F. Testin, Senior Vice President                       Vice President, FTP

James M. Dykas, Vice President                               Vice President, FTP since January 2005

James P. Koeneman, Vice President                            Vice President, FTP

Alan M. Rooney, Vice President                               Vice President, FTP

Ronda L. Saeli, Vice President                               Vice President, FTP

Kirk Sims, Vice President                                    Chief Portfolio Administrator, Thomas White
                                                             International, July 2000 to May 2004

Walter E. Stubbings, Jr., Vice President                     Vice President, FTP since July 2004; Assistant
                                                             Vice President, Kansas City Life Insurance Company,
                                                             May 1999 to July 2004

Richard S. Swiatek, Vice President                           Vice President, FTP

Michael Zinsky, Vice President                               Vice President, FTP since April 2005

Brad Bradley, Assistant Vice President                       Assistant Vice President, FTP

Kelley A. Christensen, Assistant Vice President              Assistant Vice President, FTP

Katie D. Collins, Assistant Vice President                   Assistant Vice President, FTP

Lynae Peays, Assistant Vice President                        Assistant Vice President, FTP



NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

Omar Sepulveda, Assistant Vice President                     Assistant Vice President, FTP

John H. Sherren, Assistant Vice President                    Assistant Vice President, FTP

Michael S. Stange, Assistant Vice President                  Assistant Vice President, FTP

         (b) Sub-Adviser. Stonebridge Advisors, LLC serves as an investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Stonebridge Advisors, LLC (File No. 801-63899) filed with the Commission, all of which are incorporated herein by reference.


ITEM 32:  LOCATION OF ACCOUNTS AND RECORDS.

         First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


ITEM 33:  MANAGEMENT SERVICES

         Not applicable.


ITEM 34: UNDERTAKINGS

          1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          2. Not applicable.

          3. Not applicable.

          4. Not applicable.

          5. The Registrant undertakes that:

                    a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                    b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 14th day of July, 2006.

                                 FIRST TRUST TAX-ADVANTAGED PREFERRED
                                 INCOME FUND

                                 By: /s/ James A. Bowen
                                     ------------------------------------------
                                     James A. Bowen, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

------------------------ ------------------------------  -----------------------
Signature                Title                           Date
------------------------ ------------------------------  -----------------------
/s/ James A. Bowen       President, Chairman of the      July 14, 2006
------------------------ Board and Trustee (Principal
James A. Bowen           Executive Officer)
------------------------ ------------------------------  -----------------------
/s/ Mark R. Bradley      Chief Financial Officer and     July 14, 2006
------------------------ Treasurer (Principal Financial
 Mark R. Bradley         and Accounting Officer)
------------------------ ------------------------------  -----------------------
 Richard E. Erickson*    Trustee           )
------------------------ ------------------              By:/s/ W. Scott Jardine
 Thomas R. Kadlec*       Trustee           )             -----------------------
------------------------ ------------------                 W. Scott Jardine
 Robert F. Keith*        Trustee           )                Attorney-In-Fact
------------------------ ------------------                 July 14, 2006
 Niel B. Nielson*        Trustee
------------------------ ------------------------------ -----------------------


         * Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Amendment No. 4 is filed, were previously executed and were filed as an exhibit on May 25, 2006 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement and on June 27, 2006 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement.


                                INDEX TO EXHIBITS

None.